File No. 33-65644


               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                         POST-EFFECTIVE
                         AMENDMENT NO. 5

                               TO

                            FORM S-6

 For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2


               THE FIRST TRUST COMBINED SERIES 193
                      (Exact Name of Trust)

                      NIKE SECURITIES L.P.
                    (Exact Name of Depositor)

                      1001 Warrenville Road
                     Lisle, Illinois  60532

  (Complete address of Depositor's principal executive offices)


          NIKE SECURITIES L.P.       CHAPMAN AND CUTLER
          Attn:  James A. Bowen      Attn:  Eric F. Fess
          1001 Warrenville Road      111 West Monroe Street
          Lisle, Illinois  60532     Chicago, Illinois  60603

        (Name and complete address of agents for service)




It is proposed that this filing will become effective (check appropriate box)


:    :  immediately upon filing pursuant to paragraph (b)
:  x :  October 30, 1998
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)

     Pursuant to Rule 24f-2 under the Investment Company  Act  of
1940,   the  issuer  has  registered  an  indefinite  amount   of
securities.   A 24f-2 Notice for the offering was last  filed  on
September 16, 1998.

                     THE FIRST TRUST COMBINED SERIES 193
            THE FIRST TRUST OF INSURED MUNICIPAL BONDS, SERIES 222
                                 8,915 UNITS


PROSPECTUS
Part One
Dated October 27, 1998

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two and Part Three.

In the opinion of Counsel, interest income to the Trust and to Unit holders, with certain exceptions, is exempt under existing law from all Federal income taxes, but may be subject to state and local taxes. Capital gains, if any, are subject to tax.

The Trust

The First Trust of Insured Municipal Bonds, Series 222 (the "Trust") is an insured and fixed portfolio of interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all Federal income taxes under existing law. At September 16, 1998, each Unit represented a 1/8,915 undivided interest in the principal and net income of the Trust (see "The Fund" in Part
Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price of the Units is equal to the aggregate value of the Bonds in the Portfolio of the Trust divided by the number of Units outstanding, plus a sales charge of 5.6% of the Public Offering Price (5.932% of the amount invested). At September 16, 1998, the Public Offering Price per Unit was $1,062.96 plus net interest accrued to date of settlement (three business days after such date) of $8.48 and $21.62 for the monthly and semi-annual distribution plans, respectively (see "Market for Units" in Part Two).

       Please retain all parts of this Prospectus for future reference.
_______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
_______________________________________________________________________________

                             NIKE SECURITIES L.P.
                                   Sponsor

Estimated Current Return and Estimated Long-Term Return

Estimated Current Return to Unit holders under the semi-annual distribution plan was 4.94% per annum on September 16, 1998, and 4.89% under the monthly distribution plan. Estimated Long-Term Return to Unit holders under the semi-annual distribution plan was 4.40% per annum on September 16, 1998, and 4.34% under the monthly distribution plan. Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration and determines and factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of the Trust. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Current Return and Estimated Long-Term Return indicated above will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. The above figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. See "What are Estimated Current Return and Estimated Long-Term Return?" in Part Two.

                     THE FIRST TRUST COMBINED SERIES 193
            THE FIRST TRUST OF INSURED MUNICIPAL BONDS, SERIES 222
          SUMMARY OF ESSENTIAL INFORMATION AS OF SEPTEMBER 16, 1998
                        Sponsor:  Nike Securities L.P.
               Evaluator:  Securities Evaluation Service, Inc.
                      Trustee:  The Chase Manhattan Bank


GENERAL INFORMATION

Principal Amount of Bonds in the Trust                              $8,800,000
Number of Units                                                          8,915
Fractional Undivided Interest in the Trust per Unit                    1/8,915
Public Offering Price:
  Aggregate Value of Bonds in the Portfolio                         $8,945,587
  Aggregate Value of Bonds per Unit                                  $1,003.43
  Sales Charge 5.932% (5.6% of Public Offering Price)                   $59.53
  Public Offering Price per Unit                                     $1,062.96*
Redemption Price and Sponsor's Repurchase Price per Unit
  ($59.53 less than the Public Offering Price per Unit)              $1,003.43*
Discretionary Liquidation Amount of the Trust (20% of the
original principal amount of Bonds in the Trust)                    $1,963,000

Date Trust Established                                           July 22, 1993
Mandatory Termination Date                                   December 31, 2042
Evaluator's Fee: $2,945 annually. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading (4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open.
Supervisory fee payable to an affiliate                        Maximum of $.25
  of the Sponsor                                             per unit annually

*Plus net interest accrued to date of settlement (three business days after purchase) (see "Public Offering Price" herein and "Redemption of Units" and "Purchase of Units by Sponsor" in Part Two).

                     THE FIRST TRUST COMBINED SERIES 193
            THE FIRST TRUST OF INSURED MUNICIPAL BONDS, SERIES 222
          SUMMARY OF ESSENTIAL INFORMATION AS OF SEPTEMBER 16, 1998
                        Sponsor:  Nike Securities L.P.
               Evaluator:  Securities Evaluation Service, Inc.
                      Trustee:  The Chase Manhattan Bank


PER UNIT INFORMATION BASED ON VARIOUS DISTRIBUTION PLANS

                                                                      Semi-
                                                           Monthly    Annual

Calculation of Estimated Net Annual Income:
  Estimated Annual Interest Income                          $54.29    $54.29
  Less: Estimated Annual Expense                             $2.30     $1.69
        Annual Premium on Portfolio Insurance                 $.05      $.05
  Estimated Net Annual Interest Income                      $51.94    $52.55
Calculation of Interest Distribution:
  Estimated Net Annual Interest Income                      $51.94    $52.55
  Divided by 12 and 2, Respectively                          $4.33    $26.28
Estimated Daily Rate of Net Interest Accrual                  $.1443    $.1460
Estimated Current Return Based on Public Offering Price       4.89%     4.94%
Estimated Long-Term Return Based on Public Offering Price     4.34%     4.40%

Trustee's Annual Fee: $1.05 and $.55 per $1,000 principal amount of Bonds for those portions of the Trust under the monthly and semi-annual distribution plans, respectively.
Computation Dates: Fifteenth day of the month as follows: monthly--each month; semi-annual--June and December.
Distribution Dates: Last day of the month as follows: monthly--each month; semi-annual--June and December.

                        REPORT OF INDEPENDENT AUDITORS


The Unit Holders of The First Trust Combined
  Series 193, The First Trust of Insured Municipal
  Bonds, Series 222

We have audited the accompanying statement of assets and liabilities, including the portfolio, of The First Trust Combined Series 193, The First Trust of Insured Municipal Bonds, Series 222 as of June 30, 1998, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The First Trust Combined Series 193, The First Trust of Insured Municipal Bonds, Series 222 at June 30, 1998, and the results of its operations and changes in its net assets for each of the three years in the period then ended in conformity with generally accepted accounting principles.



                                                             ERNST & YOUNG LLP
Chicago, Illinois
October 2, 1998

                     THE FIRST TRUST COMBINED SERIES 193
            THE FIRST TRUST OF INSURED MUNICIPAL BONDS, SERIES 222

                     STATEMENT OF ASSETS AND LIABILITIES

                                June 30, 1998



                                    ASSETS

Municipal bonds, at market value (cost $8,521,627)
  (Notes 1 and 3)                                                 $8,908,776
Accrued interest                                                     115,985
Receivable from investment transaction                                16,370
                                                                  __________
                                                                   9,041,131

                          LIABILITIES AND NET ASSETS

Liabilities:
  Cash overdraft                                                      27,091
  Accrued liabiities                                                     879
                                                                  __________
                                                                      27,970
                                                                  __________

Net assets, applicable to 8,973 outstanding units of
    fractional undivided interest:
  Cost of Trust assets (Note 1)                      $8,521,627
  Net unrealized appreciation (Note 2)                  387,149
  Distributable funds                                   104,385
                                                     __________

                                                                  $9,013,161
                                                                  ==========

Net asset value per unit                                           $1,004.48
                                                                  ==========

               See accompanying notes to financial statements.

                         THE FIRST TRUST COMBINED SERIES 193
                THE FIRST TRUST OF INSURED MUNICIPAL BONDS, SERIES 222

                         PORTFOLIO - See notes to portfolio.

                                    June 30, 1998


                                                    Coupon                                  Standard
                                                   interest   Date of       Redemption      & Poor's   Principal     Market
Name of issuer and title of bond(g)                  rate     maturity    provisions(a)    rating(b)     amount      value
                                                                                          (Unaudited)

State Board of Education of the State of Alabama,
  John C. Calhoun State Community College General                          2003 @ 102
  Fee, Revenue, Series 1993 (MBIA Insured) (c)       5.60%     5/01/2015   2009 @ 100 S.F.    AAA       $360,000     370,432
Charleston County, South Carolina, Hospital
  Revenue (Bon Secours Health System Project),
  Series 1993A (FSA Insured) (c)                     5.625     8/15/2025   2003 @ 102         AAA      1,400,000   1,424,906
Town of Cicero, Cook County, Illinois, General
  Obligation Tax Increment Refunding, Series                               2003 @ 102
  1993A (MBIA Insured) (c)                           5.70     12/01/2013   2007 @ 100 S.F.    AAA        975,000   1,015,501
Clark County, Nevada, General Obligation (Limited
  Tax), Transportation Improvement Revenue, Series
  June 1, 1992 A, (AMBAC Insured) (c) (e) (f)        6.00      6/01/2016   2002 @ 100         AAA          5,000       5,187
Rhode Island Convention Center Authority, Revenue,                         2003 @ 102
  1993 Series A (AMBAC Insured) (c)                  5.75      5/15/2027   2021 @ 100 S.F.    AAA      1,500,000   1,553,670
The County of Cook, Illinois, General Obligation,                          2003 @ 102
  Series 1993B (MBIA Insured) (c)                    5.375    11/15/2018   2013 @ 100 S.F.    AAA        555,000     561,510
Indiana Health Facility, Financing Authority,
  Hospital Revenue Refunding, Series 1993
  (Columbus Regional Hospital) (Capital Guaranty                           2003 @ 102
  Insured) (c)                                       5.50      8/15/2022   2016 @ 100 S.F.    AAA        650,000     657,189
Indiana Transportation Finance Authority, Highway
  Revenue, Series 1993A (AMBAC Insured) (c)             - (d)  6/01/2016                      AAA         40,000      14,677
Metropolitan Pier and Exposition Authority
  (Illinois), McCormick Place Expansion Project,
  Series 1992A
    - FGIC Insured                                      - (d)  6/15/2020                      AAA(c)     175,000      52,095
    - FGIC Insured                                      - (d)  6/15/2021                      AAA(c)     100,000      29,063
    - Uninsured                                      6.50      6/15/2022   2003 @ 102         AA-        485,000     540,878
Rhode Island Health and Educational Building
  Corporation, Higher Education Facility Revenue
  Refunding, Johnson & Wales University Issue,                             2003 @ 102
  Series 1993A (Connie Lee Insured) (c)              5.75      4/01/2012   2007 @ 100 S.F.    AAA        100,000     104,408
City of Salix, Iowa, Pollution Control Refunding
  Revenue (Northwestern Public Service Company
  Project) (MBIA Insured) (c)                        5.90      6/01/2023   2003 @ 102         AAA        500,000     518,285
Washington Public Power Supply System, Nuclear
  Project No. 3 Refunding Revenue, Series 1993B
  (MBIA Insured) (c)                                 5.60      7/01/2017   2003 @ 102         AAA      1,500,000   1,542,690
Washoe County, Nevada, Gas and Water Facilities,
  Refunding Revenue (Sierra Pacific Power Company
  Project), Series 1993B (MBIA Insured) (c)          5.90      6/01/2023   2003 @ 102         AAA        500,000     518,285
                                                                                                      ______________________

                                                                                                      $8,845,000   8,908,776
                                                                                                      ======================


                     THE FIRST TRUST COMBINED SERIES 193
            THE FIRST TRUST OF INSURED MUNICIPAL BONDS, SERIES 222

                              NOTES TO PORTFOLIO

                                June 30, 1998


(a) Shown under this heading are the year in which each issue of Bonds is initially redeemable and the redemption price in that year. Unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter (but not below par value). "S.F." indicates a sinking fund is established with respect to an issue of bonds. In addition, certain bonds are sometimes redeemable in whole or in part other than by operation of the stated redemption or sinking fund provisions under specified unusual or extraordinary circumstances. Approximately 39% of the aggregate principal amount of the Bonds in the Trust is subject to call within five years.

(b)   The ratings shown are those effective at June 30, 1998.

(c)   Insurance has been obtained by the Bond issuer.

(d) These Bonds have no stated interest rate ("zero coupon bonds") and, accordingly, will have no periodic interest payments to the Trust. Upon maturity, the holders of these Bonds are entitled to receive 100% of the stated principal amount. The Bonds were issued at an original issue discount on the following dates and at the following percentages of their original principal amount:

                                                    Date           %
         Indiana Transportation Finance
            Authority                              4/20/93       24.304
         Metropolitan Pier and Exposition
            Authority (Illinois), 6/15/2020         1/5/93       16.171
         Metropolitan Pier and Exposition
            Authority (Illinois), 6/15/2021         1/5/93       15.132

(e) These Bonds were issued at an original issue discount on June 1, 1992 at a price of 93.619% of their original principal amount.

(f) This issue of Bonds is secured by, and payable from escrowed U.S. Government Securities.

(g) The Trust consists of thirteen obligations of issuers located in eight states. Three bond issues aggregating approximately 26% of the aggregate principal amount of Bonds in the Trust are obligations of issuers located in Illinois. Three of the Bonds in the Trust, representing approximately 17% of the aggregate principal amount of the Bonds in the Trust, are general obligations of a governmental entity. The remaining issues are revenue bonds payable from the income of a specific project or authority and are divided by purpose of issue as follows: Electric, 1; University and School, 2; Utility, 2; Transportation, 1; Health Care, 2; and Miscellaneous, 2. Approximately 23% and 23% of the aggregate principal amount of the Bonds consist of health care revenue bonds and utility revenue bonds, respectively. Each of four Bond issues represents 10% or more of the aggregate principal amount of the Bonds in the Trust or a total of approximately 61%. The two largest such issues represent approximately 17% each.


               See accompanying notes to financial statements.

                     THE FIRST TRUST COMBINED SERIES 193
            THE FIRST TRUST OF INSURED MUNICIPAL BONDS, SERIES 222

                           STATEMENTS OF OPERATIONS



                                                  Year ended June 30,

                                              1998        1997        1996

Interest income                             $509,450     534,426     538,319

Expenses:
  Trustee's fees and related expenses       (13,810)    (13,899)    (13,156)
  Insurance expense (Note 3)                   (679)       (747)       (750)
  Evaluator's fees                           (2,945)     (2,945)     (2,945)
  Supervisory fees                           (2,424)     (2,455)     (2,472)
                                            ________________________________
    Investment income - net                  489,592     514,380     518,996

Net gain (loss) on investments:
  Net realized gain (loss)                    25,767         760     (3,038)
  Change in net unrealized appreciation
    or depreciation                          193,667     481,979     235,242
                                            ________________________________
                                             219,434     482,739     232,204
                                            ________________________________
Net increase (decrease) in net assets
  resulting from operations                 $709,026     997,119     751,200
                                            ================================


               See accompanying notes to financial statements.

                     THE FIRST TRUST COMBINED SERIES 193
            THE FIRST TRUST OF INSURED MUNICIPAL BONDS, SERIES 222

                     STATEMENTS OF CHANGES IN NET ASSETS


                                                  Year ended June 30,

                                              1998        1997        1996

Net increase in net assets resulting
    from operations:
  Investment income - net                   $489,592     514,380     518,996
  Net realized gain (loss) on investments     25,767         760     (3,038)
  Change in net unrealized appreciation
    or depreciation on investments           193,667     481,979     235,242
                                          __________________________________
                                             709,026     997,119     751,200

Distributions to unit holders:
  Investment income - net                   (485,704)   (512,442)   (517,632)
  Principal from investment transactions           -           -           -
                                          __________________________________
                                            (485,704)   (512,442)   (517,632)
Unit redemptions (723, 124 and 67 in
  1998, 1997 and 1996, respectively):
  Principal portion                         (716,570)   (117,082)    (62,396)
  Net interest accrued                       (11,472)     (2,913)       (698)
                                          __________________________________
                                            (728,042)   (119,995)    (63,094)
                                          __________________________________
Total increase (decrease) in net assets     (504,720)    364,682     170,474

Net assets:
  At the beginning of the year             9,517,881   9,153,199   8,982,725
                                          __________________________________
  At the end of the year (including
    distributable funds applicable to
    Trust units of $104,385, $110,751
    and $110,652 at June 30, 1998,
    1997 and 1996, respectively)          $9,013,161   9,517,881   9,153,199
                                          ==================================

Trust units outstanding at the end of
    the year                                   8,973       9,696       9,820


               See accompanying notes to financial statements.

                     THE FIRST TRUST COMBINED SERIES 193
            THE FIRST TRUST OF INSURED MUNICIPAL BONDS, SERIES 222

                        NOTES TO FINANCIAL STATEMENTS


1.  Significant accounting policies

Security valuation -

Bonds are stated at values as determined by Securities Evaluation Service, Inc. (the Evaluator), certain shareholders of which are officers of the Sponsor. The bond values are based on (1) current bid prices for the bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust, (2) current bid prices for comparable bonds, (3) appraisal or (4) any combination of the above (see Note 3).

Security cost -

The Trust's cost of its portfolio is based on the offering prices of the bonds on the Date of Deposit, July 22, 1993. The premium or discount (including original issue discount) existing at the Date of Deposit is not being amortized. Realized gain (loss) from bond transactions is reported on an identified cost basis. Sales and redemptions of bonds are recorded on the trade date.

Federal income taxes -

The Trust is not taxable for Federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for Federal income taxes.

Expenses of the Trust -

In addition to insurance acquired by the Trust (see Note 3), the Trust pays a fee for Trustee services which is based on $1.05 and $.55 per $1,000 principal amount of Bonds for those portions of the Trust under the monthly and semi-annual distribution plans, respectively. Prior to September 1, 1995, the Trustee was United States Trust Company of New York; effective September 1, 1995, The Chase Manhattan Bank succeeded United States Trust Company of New York as Trustee. Additionally, a fee of $2,945 annually is payable to the Evaluator and the Trust pays all related expenses of the Trustee, recurring financial reporting costs and an annual supervisory fee payable to an affiliate of the Sponsor.

2.  Unrealized appreciation and depreciation

An analysis of net unrealized appreciation at June 30, 1998 follows:

               Unrealized appreciation                             $387,149
               Unrealized depreciation                                    -
                                                                   ________

                                                                   $387,149
                                                                   ========

3.                                Insurance

The issuers of twelve bond issues and a portion of the other bond issue in the Trust have acquired insurance coverage which provides for the payment, when due, of all principal and interest on those bonds (see Note (c) to Portfolio); the Trust has acquired similar insurance coverage on a portion of the other bond in its portfolio. While insurance coverage acquired by an issuer of bonds continues in force so long as the bonds are outstanding and the insurer remains in business, insurance coverage acquired by the Trust is effective only while the bonds are owned by the Trust and, in the event of disposition of such a bond by the Trustee, the insurance terminates as to such bond on the date of disposition. Pursuant to an irrevocable commitment of Financial Guaranty Insurance Company, in the event of a sale of a bond from the portfolio which is covered by the insurance acquired by the Trust, the Trustee has the right to obtain permanent insurance for such bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such bond. Annual insurance premiums payable by the Trust in future years, assuming no change in the portfolio, would be $485.

The valuation of bonds does not include any amount attributable to the insurance acquired by the Trust as there has been no default in the payment of principal or interest on the bonds in the portfolio as of the date of these financial statements and, in the opinion of the Sponsor, the bonds are being quoted in the market at a value which does not reflect a significant risk of such default.

4.  Other information

Cost to investors -

The cost to initial investors of units of the Trust was based on the aggregate offering price of the bonds on the date of an investor's purchase, plus a sales charge of 4.9% of the public offering price which is equivalent to approximately 5.152% of the net amount invested.

Distributions of net interest income -

Distributions of net interest income to unit holders are made monthly or semi-annually. Such income distributions per unit, on an accrual basis, were as follows:

              Type of                          Year ended June 30,
           distribution
                plan                       1998         1997         1996

             Monthly                      $52.17       52.20        52.24
             Semi-annual                   52.87       52.94        52.82


Selected data for a unit of the Trust
  outstanding throughout each year -

                                                Year ended June 30,

                                           1998         1997         1996

Interest income                           $54.47         54.62       54.62
Expenses                                   (2.12)        (2.05)      (1.96)
                                       ___________________________________
    Investment income - net                52.35         52.57       52.66

Distributions to unit holders:
  Investment income - net                 (52.30)       (52.44)     (52.52)
  Principal from investment transactions       -             -           -

Net gain (loss) on investments             22.80         49.40       23.42
                                       ___________________________________
    Total increase in net assets           22.85         49.53       23.56

Net assets:
  Beginning of the year                   981.63        932.10      908.54
                                       ___________________________________

  End of the year                      $1,004.48        981.63      932.10
                                       ===================================

                     THE FIRST TRUST COMBINED SERIES 193
            THE FIRST TRUST OF INSURED MUNICIPAL BONDS, SERIES 222

                                   PART ONE
                Must be Accompanied by Part Two and Part Three

                             ___________________
                             P R O S P E C T U S
                             ___________________

                  SPONSOR:          Nike Securities L.P.
                                    1001 Warrenville Road
                                    Lisle, Illinois  60532
                                    (800) 621-1675

                  TRUSTEE:          The Chase Manhattan Bank
                                    4 New York Plaza, 6th Floor
                                    New York, New York  10004-2413

                  LEGAL COUNSEL     Chapman and Cutler
                  TO SPONSOR:       111 West Monroe Street
                                    Chicago, Illinois  60603

                  LEGAL COUNSEL     Carter, Ledyard & Milburn
                  TO TRUSTEE:       2 Wall Street
                                    New York, New York  10005

                  INDEPENDENT       Ernst & Young LLP
                  AUDITORS:         Sears Tower
                                    233 South Wacker Drive
                                    Chicago, Illinois  60606

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

                     THE FIRST TRUST COMBINED SERIES 193
           THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                          CALIFORNIA TRUST, SERIES 6
                                 2,557 UNITS

PROSPECTUS
Part One
Dated October 27, 1998

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two and Part Three.

In the opinion of Counsel, interest income to the Trust and to Unit holders, with certain exceptions, is exempt under existing law from all Federal income taxes. In addition, the interest income is, in the opinion of Special Counsel, exempt to the extent indicated from California State and local income taxes. Capital gains, if any, are subject to tax.

The Trust

The First Trust of Insured Municipal Bonds - Multi-State, California Trust, Series 6 (the "Trust") is an insured and fixed portfolio of interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities within the State of California, counties, municipalities, authorities and political subdivisions thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all Federal income taxes and from California State and local income taxes under existing law. At September 16, 1998, each Unit represented a 1/2,557 undivided interest in the principal and net income of the Trust (see "The Fund" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price of the Units is equal to the aggregate value of the Bonds in the Portfolio of the Trust divided by the number of Units outstanding, plus a sales charge of 5.8% of the Public Offering Price (6.157% of the amount invested). At September 16, 1998, the Public Offering Price per Unit was $1,024.61 plus net interest accrued to date of settlement (three business days after such date) of $8.07 and $20.94 for the monthly and semi-annual distribution plans, respectively (see "Market for Units" in Part Two).

       Please retain all parts of this Prospectus for future reference.
_______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
_______________________________________________________________________________

                             NIKE SECURITIES L.P.
                                   Sponsor

Estimated Current Return and Estimated Long-Term Return

Estimated Current Return to Unit holders under the semi-annual distribution plan was 5.O4% per annum on September 16, 1998, and 5.00% under the monthly distribution plan. Estimated Long-Term Return to Unit holders under the semi-annual distribution plan was 4.07% per annum on September 16, 1998, and 4.03% under the monthly distribution plan. Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration and determines and factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of the Trust. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Current Return and Estimated Long-Term Return indicated above will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. The above figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. See "What are Estimated Current Return and Estimated Long-Term Return?" in Part Two.

                     THE FIRST TRUST COMBINED SERIES 193
           THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                          CALIFORNIA TRUST, SERIES 6
          SUMMARY OF ESSENTIAL INFORMATION AS OF SEPTEMBER 16, 1998
                        Sponsor:  Nike Securities L.P.
               Evaluator:  Securities Evaluation Service, Inc.
                      Trustee:  The Chase Manhattan Bank


GENERAL INFORMATION

Principal Amount of Bonds in the Trust                              $2,505,000
Number of Units                                                          2,557
Fractional Undivided Interest in the Trust per Unit                    1/2,557
Public Offering Price:
  Aggregate Value of Bonds in the Portfolio                         $2,467,975
  Aggregate Value of Bonds per Unit                                    $965.18
  Sales Charge 6.157% (5.8% of Public Offering Price)                   $59.43
  Public Offering Price per Unit                                     $1,024.61*
Redemption Price and Sponsor's Repurchase Price per Unit
  ($59.43 less than the Public Offering Price per Unit)                $965.18*
Discretionary Liquidation Amount of the Trust (20% of the
  original principal amount of Bonds in the Trust)                    $595,000

Date Trust Established                                           July 22, 1993
Mandatory Termination Date                                   December 31, 2042
Evaluator's Fee: $893 annually. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading (4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open.
Supervisory fee payable to an affiliate                        Maximum of $.25
  of the Sponsor                                             per Unit annually

*Plus net interest accrued to date of settlement (three business days after purchase) (see "Public Offering Price" herein and "Redemption of Units" and "Purchase of Units by Sponsor" in Part Two).

                     THE FIRST TRUST COMBINED SERIES 193
           THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                          CALIFORNIA TRUST, SERIES 6
          SUMMARY OF ESSENTIAL INFORMATION AS OF SEPTEMBER 16, 1998
                        Sponsor:  Nike Securities L.P.
               Evaluator:  Securities Evaluation Service, Inc.
                      Trustee:  The Chase Manhattan Bank


PER UNIT INFORMATION BASED ON VARIOUS DISTRIBUTION PLANS

                                                                      Semi-
                                                           Monthly    Annual

Calculation of Estimated Net Annual Income:
  Estimated Annual Interest Income                          $53.47    $53.47
  Less:  Estimated Annual Expense                            $2.21     $1.84
  Estimated Net Annual Interest Income                      $51.26    $51.63
Calculation of Interest Distribution:
  Estimated Net Annual Interest Income                      $51.26    $51.63
  Divided by 12 and 2, Respectively                          $4.27    $25.82
Estimated Daily Rate of Net Interest Accrual                  $.1424    $.1434
Estimated Current Return Based on Public
  Offering Price                                              5.00%     5.04%
Estimated Long-Term Return Based on Public
  Offering Price                                              4.03%     4.07%

Trustee's Annual Fee: $1.05 and $.55 per $1,000 principal amount of Bonds for those portions of the Trust under the monthly and semi-annual distribution plans, respectively.
Computation Dates: Fifteenth day of the month as follows: monthly--each month; semi-annual--June and December.
Distribution Dates: Last day of the month as follows: monthly--each month; semi-annual--June and December.

                        REPORT OF INDEPENDENT AUDITORS


The Unit Holders of The First Trust Combined
Series 193, The First Trust of Insured Municipal
Bonds - Multi-State, California Trust, Series 6

We have audited the accompanying statement of assets and liabilities, including the portfolio, of The First Trust Combined Series 193, The First Trust of Insured Municipal Bonds - Multi-State, California Trust, Series 6 as of June 30, 1998, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The First Trust Combined Series 193, The First Trust of Insured Municipal Bonds - Multi-State, California Trust, Series 6 at June 30, 1998, and the results of its operations and changes in its net assets for each of the three years in the period then ended in conformity with generally accepted accounting principles.



                                                             ERNST & YOUNG LLP
Chicago, Illinois
October 2, 1998

                     THE FIRST TRUST COMBINED SERIES 193
           THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                          CALIFORNIA TRUST, SERIES 6

                     STATEMENT OF ASSETS AND LIABILITIES

                                June 30, 1998


                                    ASSETS

Municipal bonds, at market value (cost $2,435,660)
  (Note 1)                                                        $2,501,518
Accrued interest                                                      37,146
                                                                  __________
                                                                   2,538,664

                          LIABILITIES AND NET ASSETS

Liabilities:
  Cash overdraft                                                       7,872
  Accrued liabilities                                                     31
                                                                  __________
                                                                       7,903
                                                                  __________


Net assets, applicable to 2,567 outstanding units of
    fractional undivided interest:
  Cost of Trust assets (Note 1)                      $2,435,660
  Net unrealized appreciation (Note 2)                   65,858
  Distributable funds                                    29,243
                                                     __________

                                                                  $2,530,761
                                                                  ==========

Net asset value per unit                                             $985.88
                                                                  ==========


               See accompanying notes to financial statements.

                         THE FIRST TRUST COMBINED SERIES 193
               THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                              CALIFORNIA TRUST, SERIES 6

                         PORTFOLIO - See notes to portfolio.

                                    June 30, 1998


                                                    Coupon                                  Standard
                                                   interest   Date of       Redemption      & Poor's   Principal     Market
 Name of issuer and title of bond(e)                 rate     maturity    provisions(a)    rating(b)     amount      value
                                                                                          (Unaudited)

Brea Redevelopment Agency (Orange County,
  California), 1993 Tax Allocation Refunding                               2003 @ 102
  (Redevelopment Project AB) (MBIA Insured) (c)      5.75%     8/01/2023   2018 @ 100 S.F.    AAA       $500,000     514,280
Cerritos Public Financing Authority (Cerritos,
  California), 1993 Revenue, Series A (Los Coyotes                         2003 @ 102
  Redevelopment Project Loan) (AMBAC Insured) (c)    5.75     11/01/2022   2019 @ 100 S.F.    AAA        490,000     505,880
Hanford Elementary School District, Kings County,
  California, 1993 General Obligation (Election of
  1993) (AMBAC Insured) (c)                             - (d)  1/01/2015                      AAA         80,000      33,831
The City of Los Angeles (California), Wastewater                           2003 @ 102
  System Revenue, Series 1993 - B (MBIA Insured) (c) 5.70      6/01/2023   2021 @ 100 S.F.    AAA        460,000     471,555
Certificates of Participation (1993 Refunding
  Project), Palmdale School District (County of
  Los Angeles, California) (FSA Insured) (c)         5.60      9/01/2020   2003 @ 102         AAA        255,000     261,005
Peralta Community College District (Alameda County,
  California) General Obligation, Election of
  1992, Series A (FGIC Insured) (c)                  5.625    10/15/2012   2002 @ 102         AAA        105,000     109,807
Pleasanton - Suisun City Home Financing Authority
  (California), Home Mortgage Revenue, 1984
  Series A (MBIA Insured) (c)                           - (d) 10/01/2016                      AAA         35,000      12,188
Poway (California) Redevelopment Agency, Paguay
  Redevelopment Project, Subordinated Tax
  Allocation Refunding, Series 1993 (FGIC                                  2003 @ 102
  Insured) (c)                                       5.50     12/15/2023   2015 @ 100 S.F.    AAA         80,000      80,432
City of Stockton (California), Certificates of
  Participation, Water Enterprise Project, Series                          2002 @ 102
  1993A (FSA Insured) (c)                            5.80      8/01/2022   2010 @ 100 S.F.    AAA        500,000     512,540
                                                                                                      ______________________

                                                                                                      $2,505,000   2,501,518
                                                                                                      ======================


                     THE FIRST TRUST COMBINED SERIES 193
           THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                          CALIFORNIA TRUST, SERIES 6

                              NOTES TO PORTFOLIO

                                June 30, 1998


(a) Shown under this heading are the year in which each issue of Bonds is initially redeemable and the redemption price in that year. Unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter (but not below par value). "S.F." indicates a sinking fund is established with respect to an issue of bonds. In addition, certain bonds are sometimes redeemable in whole or in part other than by operation of the stated redemption or sinking fund provisions under specified unusual or extraordinary circumstances. Approximately 43% of the aggregate principal amount of the Bonds in the Trust is subject to call within five years.

(b)   The ratings shown are those effective at June 30, 1998.

(c)   Insurance has been obtained by the Bond issuer.

(d) These Bonds have no stated interest rate ("zero coupon bonds") and, accordingly, will have no periodic interest payments to the Trust. Upon maturity, the holders of these Bonds are entitled to receive 100% of the stated principal amount. The Bonds were issued at an original issue discount on the following dates and at the following percentages of their original principal amount:

                                                    Date           %

         Hanford, Elementary School District        7/1/93       29.250
         Pleasanton - Suisun City Home Financing
            Authority                             10/25/84        2.709

(e) The Trust consists of nine obligations of issuers located in California. Two of the Bonds in the Trust, representing approximately 7% of the aggregate principal amount of the Bonds in the Trust, are general obligations of a governmental entity. The remaining issues are revenue bonds payable from the income of a specific project or authority and are divided by purpose of issue as follows: Tax Assessment, 3; Sewer, 1; University and School, 1; Water, 1; and Single Family Housing, 1. Approximately 43%, 20% and 1% of the aggregate principal amount of the Bonds consist of tax assessment revenue bonds, water revenue bonds and single family residential mortgage revenue bonds, respectively. Each of five Bond issues represents 10% or more of the aggregate principal amount of the Bonds in the Trust or a total of approximately 88%. The two largest such issues represent approximately 20% each.


               See accompanying notes to financial statements.

                     THE FIRST TRUST COMBINED SERIES 193
           THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                          CALIFORNIA TRUST, SERIES 6

                           STATEMENTS OF OPERATIONS


                                                  Year ended June 30,

                                              1998        1997        1996

Interest income                             $139,501    143,596     144,629

Expenses:
  Trustee's fees and related expenses         (4,071)    (4,149)     (3,969)
  Evaluator's fees                              (893)      (893)       (893)
  Supervisory fees                              (666)      (674)       (681)
                                            _______________________________
    Investment income - net                  133,871    137,880     139,086

Net gain (loss) on investments:
  Net realized gain (loss)                     2,994       (722)       (511)
  Change in net unrealized appreciation
    or depreciation                           55,551    119,832      53,214
                                            _______________________________
                                              58,545    119,110      52,703
                                            _______________________________
Net increase in net assets
  resulting from operations                 $192,416    256,990     191,789
                                            ===============================


               See accompanying notes to financial statements.

                     THE FIRST TRUST COMBINED SERIES 193
           THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                          CALIFORNIA TRUST, SERIES 6

                     STATEMENTS OF CHANGES IN NET ASSETS


                                                  Year ended June 30,

                                              1998        1997        1996

Net increase in net assets
    resulting from operations:
  Investment income - net                   $133,871     137,880     139,086
  Net realized gain (loss) on investments      2,994       (722)       (511)
  Change in net unrealized appreciation
    or depreciation on investments            55,551     119,832      53,214
                                          __________________________________
                                             192,416     256,990     191,789

Distributions to unit holders:
  Investment income - net                   (133,312)   (137,842)   (138,732)
  Principal from investment transactions           -           -           -
                                          __________________________________
                                            (133,312)   (137,842)   (138,732)

Unit redemptions (101, 27 and 30 in 1998,
    1997 and 1996, respectively):
  Principal portion                          (98,185)    (24,716)    (28,490)
  Net interest accrued                        (1,579)       (251)       (378)
                                          __________________________________
                                             (99,764)    (24,967)    (28,868)
                                          __________________________________
Total increase in net assets                (40,660)      94,181      24,189

Net assets:
  At the beginning of the year             2,571,421   2,477,240   2,453,051
                                          __________________________________
  At the end of the year (including
    distributable funds applicable to
    Trust units of $29,243, $25,561 and
    $21,277 at June 30, 1998, 1997 and
    1996, respectively)                   $2,530,761   2,571,421   2,477,240
                                          ==================================

Trust units outstanding at the end
  of the year                                  2,567       2,668       2,695


               See accompanying notes to financial statements.

                     THE FIRST TRUST COMBINED SERIES 193
           THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                          CALIFORNIA TRUST, SERIES 6

                        NOTES TO FINANCIAL STATEMENTS


1.  Significant accounting policies

Security valuation -

Bonds are stated at values as determined by Securities Evaluation Service, Inc. (the Evaluator), certain shareholders of which are officers of the Sponsor. The bond values are based on (1) current bid prices for the bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust, (2) current bid prices for comparable bonds, (3) appraisal or (4) any combination of the above.

Security cost -

The Trust's cost of its portfolio is based on the offering prices of the bonds on the Date of Deposit, July 22, 1993. The premium or discount (including original issue discount) existing at the Date of Deposit is not being amortized. Realized gain (loss) from bond transactions is reported on an identified cost basis. Sales and redemptions of bonds are recorded on the trade date.

Federal income taxes -

The Trust is not taxable for Federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for Federal income taxes.

Expenses of the Trust -

The Trust pays a fee for Trustee services which is based on $1.05 and $.55 per $1,000 principal amount of Bonds for those portions of the Trust under the monthly and semi-annual distribution plans, respectively. Prior to September 1, 1995, the Trustee was United States Trust Company of New York; effective September 1, 1995, The Chase Manhattan Bank succeeded United States Trust Company of New York as Trustee. Additionally, a fee of $893 annually is payable to the Evaluator and the Trust pays all related expenses of the Trustee, recurring financial reporting costs and an annual supervisory fee payable to an affiliate of the Sponsor.

2.  Unrealized appreciation and depreciation

An analysis of net unrealized appreciation at June 30, 1998 follows:

               Unrealized appreciation                              $65,858
               Unrealized depreciation                                    -
                                                                    _______

                                                                    $65,858
                                                                    =======


3.  Insurance

All issues of bonds in the portfolio are insured under insurance obtained by the issuer of the bonds (see Note (c) to portfolio). Such insurance coverage continues in force so long as the bonds are outstanding and the insurer remains in business.

4.  Other information

Cost to investors -

The cost to initial investors of units of the Trust was based on the aggregate offering price of the bonds on the date of an investor's purchase, plus a sales charge of 4.9% of the public offering price which is equivalent to approximately 5.152% of the net amount invested.

Distributions to unit holders -

Distributions of net interest income to unit holders are made monthly or semi-annually. Such income distributions per unit, on an accrual basis, were as follows:

              Type of                           Year ended June 30,
           distribution
                plan                        1998         1997        1996

             Monthly                       $51.13       51.20       51.15
             Semi-annual                    51.77       51.85       51.72


Selected data for a unit of the Trust
  outstanding throughout each year -

                                                  Year ended June 30,

                                              1998        1997        1996

Interest income                              $53.34       53.41       53.56
Expenses                                      (2.15)      (2.13)      (2.05)
                                            _______________________________
    Investment income - net                  (51.19)      51.28       51.51

Distributions to unit holders:
  Investment income - net                    (51.17)     (51.26)     (51.40)
  Principal from investment transactions          -           -           -

Net gain (loss) on investments                22.06       44.58       18.89
                                            _______________________________
    Total increase in net assets              22.08       44.60       19.00

Net assets:
  Beginning of the year                      963.80      919.20      900.20
                                            _______________________________

  End of the year                           $985.88      963.80      919.20
                                            ===============================

                     THE FIRST TRUST COMBINED SERIES 193
           THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                          CALIFORNIA TRUST, SERIES 6

                                   PART ONE
                Must be Accompanied by Part Two and Part Three

                             ___________________
                             P R O S P E C T U S
                             ___________________


                  SPONSOR:          Nike Securities L.P.
                                    1001 Warrenville Road
                                    Lisle, Illinois  60532
                                    (800) 621-1675

                  TRUSTEE:          The Chase Manhattan Bank
                                    4 New York Plaza, 6th Floor
                                    New York, New York  10004-2413

                  LEGAL COUNSEL     Chapman and Cutler
                  TO SPONSOR:       111 West Monroe Street
                                    Chicago, Illinois  60603

                  LEGAL COUNSEL     Carter, Ledyard & Milburn
                  TO TRUSTEE:       2 Wall Street
                                    New York, New York  10005

                  INDEPENDENT       Ernst & Young LLP
                  AUDITORS:         Sears Tower
                                    233 South Wacker Drive
                                    Chicago, Illinois  60606

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

                     THE FIRST TRUST COMBINED SERIES 193
           THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                         CONNECTICUT TRUST, SERIES 8
                                 2,770 UNITS

PROSPECTUS
Part One
Dated October 27, 1998

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two and Part Three.

In the opinion of Counsel, interest income to the Trust and to Unit holders, with certain exceptions, is exempt under existing law from all Federal income taxes. In addition, the interest income is, in the opinion of Special Counsel, exempt to the extent indicated from Connecticut State and local income taxes. Capital gains, if any, are subject to tax.

The Trust

The First Trust of Insured Municipal Bonds - Multi-State Connecticut Trust, Series 8 (the "Trust") is an insured and fixed portfolio of interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities within the State of Connecticut, counties, municipalities, authorities and political subdivisions thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all Federal income taxes and from Connecticut State and local income taxes under existing law. At September 16, 1998, each Unit represented a 1/2,770 undivided interest in the principal and net income of the Trust (see "The Fund" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price of the Units is equal to the aggregate value of the Bonds in the Portfolio of the Trust divided by the number of Units outstanding, plus a sales charge of 5.7% of the Public Offering Price (6.045% of the amount invested). At September 16, 1998, the Public Offering Price per Unit was $1,043.27 plus net interest accrued to date of settlement (three business days after such date) of $7.31 and $19.78 for the monthly and semi-annual distribution plans, respectively (see "Market for Units" in Part Two).

       Please retain all parts of this Prospectus for future reference.
_______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
_______________________________________________________________________________

                             NIKE SECURITIES L.P.
                                   Sponsor

Estimated Current Return and Estimated Long-Term Return

Estimated Current Return to Unit holders under the semi-annual distribution plan was 4.78% per annum on September 16, 1998, and 4.72% under the monthly distribution plan. Estimated Long-Term Return to Unit holders under the semi-annual distribution plan was 4.16% per annum on September 16, 1998, and 4.09% under the monthly distribution plan. Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration and determines and factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of the Trust. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Current Return and Estimated Long-Term Return indicated above will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. The above figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. See "What are Estimated Current Return and Estimated Long-Term Return?" in Part Two.

                     THE FIRST TRUST COMBINED SERIES 193
           THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                         CONNECTICUT TRUST, SERIES 8
          SUMMARY OF ESSENTIAL INFORMATION AS OF SEPTEMBER 16, 1998
                        Sponsor:  Nike Securities L.P.
               Evaluator:  Securities Evaluation Service, Inc.
                      Trustee:  The Chase Manhattan Bank


GENERAL INFORMATION

Principal Amount of Bonds in the Trust                              $2,730,000
Number of Units                                                          2,770
Fractional Undivided Interest in the Trust per Unit                    1/2,770
Public Offering Price:
  Aggregate Value of Bonds in the Portfolio                         $2,725,129
  Aggregate Value of Bonds per Unit                                    $983.80
  Sales Charge 6.045% (5.7% of Public Offering Price)                   $59.47
  Public Offering Price per Unit                                     $1,043.27*
Redemption Price and Sponsor's Repurchase Price per Unit
  ($59.47 less than the Public Offering Price per Unit)                $983.80*
Discretionary Liquidation Amount of the Trust (20% of the
  original principal amount of Bonds in the Trust)                    $651,000

Date Trust Established                                           July 22, 1993
Mandatory Termination Date                                   December 31, 2042
Evaluator's Fee: $977 annually. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading (4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open.
Supervisory fee payable to an affiliate                        Maximum of $.25
  of the Sponsor                                             per Unit annually

*Plus net interest accrued to date of settlement (three business days after purchase) (see "Public Offering Price" herein and "Redemption of Units" and "Purchase of Units by Sponsor" in Part Two).

                     THE FIRST TRUST COMBINED SERIES 193
           THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                         CONNECTICUT TRUST, SERIES 8
          SUMMARY OF ESSENTIAL INFORMATION AS OF SEPTEMBER 16, 1998
                        Sponsor:  Nike Securities L.P.
               Evaluator:  Securities Evaluation Service, Inc.
                      Trustee:  The Chase Manhattan Bank


PER UNIT INFORMATION BASED ON VARIOUS DISTRIBUTION PLANS

                                                                      Semi-
                                                          Monthly     Annual
Calculation of Estimated Net Annual Income:
  Estimated Annual Interest Income                          $51.85    $51.85
  Less: Estimated Annual Expense
          Excluding Insurance                                $2.32     $1.67
        Annual Premium on Portfolio Insurance                 $.28      $.28
  Estimated Net Annual Interest Income                      $49.25    $49.90
Calculation of Interest Distribution:
  Estimated Net Annual Interest Income                      $49.25    $49.90
  Divided by 12 and 2, Respectively                          $4.10    $24.95
Estimated Daily Rate of Net Interest Accrual                  $.1368    $.1386
Estimated Current Return Based on Public
  Offering Price                                              4.72%     4.78%
Estimated Long-Term Return Based on Public
  Offering Price                                              4.09%     4.16%

Trustee's Annual Fee: $1.05 and $.55 per $1,000 principal amount of Bonds for those portions of the Trust under the monthly and semi-annual distribution plans, respectively.
Computation Dates: Fifteenth day of the month as follows: monthly--each month; semi-annual--June and December.
Distribution Dates: Last day of the month as follows: monthly--each month; semi-annual--June and December.

                        REPORT OF INDEPENDENT AUDITORS


The Unit Holders of The First Trust Combined
Series 193, The First Trust of Insured Municipal
Bonds - Multi-State, Connecticut Trust, Series 8

We have audited the accompanying statement of assets and liabilities, including the portfolio, of The First Trust Combined Series 193, The First Trust of Insured Municipal Bonds - Multi-State, Connecticut Trust, Series 8 as of June 30, 1998, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The First Trust Combined Series 193, The First Trust of Insured Municipal Bonds - Multi-State, Connecticut Trust, Series 8 at June 30, 1998, and the results of its operations and changes in its net assets for each of the three years in the period then ended in conformity with generally accepted accounting principles.



                                                             ERNST & YOUNG LLP

Chicago, Illinois
October 2, 1998

                     THE FIRST TRUST COMBINED SERIES 193
          THE FIRST TRUST OF INSURED MUNICIPAL BONDS  - MULTI-STATE
                         CONNECTICUT TRUST, SERIES 8

                     STATEMENT OF ASSETS AND LIABILITIES

                                June 30, 1998


                                    ASSETS

Municipal bonds, at market value (cost $2,642,833)
  (Notes 1 and 3)                                                 $2,709,080
Accrued interest                                                      41,261
                                                                  __________
                                                                   2,750,341

                          LIABILITIES AND NET ASSETS

Liabilities:
  Cash overdraft                                                      22,397
  Accrued liabilities                                                     43
                                                                  __________
                                                                      22,440
                                                                  __________

Net assets, applicable to 2,770 outstanding units of
    fractional undivided interest:
  Cost of Trust assets (Note 1)                      $2,642,833
  Net unrealized appreciation (Note 2)                   66,247
  Distributable funds                                    18,821
                                                     __________

                                                                  $2,727,901
                                                                  ==========

Net asset value per unit                                             $984.80
                                                                  ==========

               See accompanying notes to financial statements.

                         THE FIRST TRUST COMBINED SERIES 193
              THE FIRST TRUST OF INSURED MUNICIPAL BONDS  - MULTI-STATE
                             CONNECTICUT TRUST, SERIES 8

                         PORTFOLIO - See notes to portfolio.

                                    June 30, 1998


                                                    Coupon
                                                   interest   Date of       Redemption                 Principal     Market
 Name of issuer and title of bond(g)                 rate     maturity    provisions(a)    Rating(b)     amount      value
                                                                                          (Unaudited)

Town of Bolton, Connecticut, General Obligation,
  Issue of 1993 (Unlimited Tax)                      5.40%     6/01/2012   2003 @ 102          A1(e)    $180,000     187,429
                                                     5.40      6/01/2013   2003 @ 102          A1(e)     245,000     252,666
State of Connecticut Health and Educational
  Facilities Authority, Revenue, Middlesex                                 2002 @ 102
  Hospital Issue, Series G (MBIA Insured) (c)        6.25      7/01/2022   2013 @ 100 S.F.     AAA       500,000     530,715
State of Connecticut Health and Educational
  Facilities Authority, Revenue, Lawrence and
  Memorial Hospital Issue, Series C (MBIA
  Insured) (c) (f)                                   6.25      7/01/2022   2002 @ 102          AAA        65,000      70,367
Connecticut Housing Finance Authority, Housing                             2002 @ 102
  Mortgage Finance Program, 1992 Series A            5.85     11/15/2016   2006 @ 100 S.F.     AA        340,000     352,362
Connecticut Development Authority, Water
  Facilities Refunding Revenue (Bridgeport
  Hydraulic Company Project - 1993B Series)
  (MBIA Insured) (c)                                 5.50      6/01/2028   2003 @ 102          AAA       500,000     507,995
Commonwealth of Puerto Rico, Public Improvement
  Refunding, Series 1993 (General Obligation)                              2003 @ 100
  (MBIA Insured) (c)                                 5.00      7/01/2021   2019 @ 100 S.F.     AAA       250,000     246,302
Puerto Rico Electric Power Authority, Power
  Revenue Refunding, Series N (Capital Guaranty
  Insured) (c)                                          - (d)  7/01/2017   2015 @ 87.060 S.F.  AAA       165,000      63,901
South Central Connecticut Regional Water
  Authority, Water System Revenue, Twelfth Series                          2003 @ 102
  (FGIC Insured) (c)                                 5.25      8/01/2012   2009 @ 100 S.F.     AAA       485,000     497,343
                                                                                                      ______________________

                                                                                                      $2,730,000   2,709,080
                                                                                                      ======================


                         THE FIRST TRUST COMBINED SERIES 193
              THE FIRST TRUST OF INSURED MUNICIPAL BONDS  - MULTI-STATE
                             CONNECTICUT TRUST, SERIES 8

                                  NOTES TO PORTFOLIO

                                    June 30, 1998


(a) Shown under this heading are the year in which each issue of Bonds is initially redeemable and the redemption price in that year. Unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter (but not below par value) except for zero coupon bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to the redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of bonds. In addition, certain bonds are sometimes redeemable in whole or in part other than by operation of the stated redemption or sinking fund provisions under specified unusual or extraordinary circumstances. Approximately 67% of the aggregate principal amount of the Bonds in the Trust is subject to call within five years.

(b) The ratings shown are those effective at June 30, 1998. All ratings are by Standard & Poor's Corporation unless otherwise indicated.

(c)   Insurance has been obtained by the Bond issuer.

(d) These Bonds have no stated interest rate ("zero coupon bonds") and, accordingly, will have no periodic interest payments to the Trust. Upon maturity, the holders of these Bonds are entitled to receive 100% of the stated principal amount. The Bonds were issued at an original issue discount on August 24, 1989 at a price of 14.517% of their original principal amount.

(e)   Rating by Moody's Investors Service, Inc.

(f) This issue of Bonds is secured by, and payable from, escrowed Government securities.

(g) The Trust consists of six obligations of issues located in Connecticut and two obligations of issuers located in the Commonwealth of Puerto Rico. Two of the Bonds in the Trust, aggregating approximately 25% of the aggregate principal amount of the Bonds in the Trust, are general obligations of a governmental entity. The remaining issues are revenue bonds payable from the income of a specific project or authority and are divided by purpose of issue as follows: Health Care, 2; Single Family Housing, 1; Water, 2; and Electric, 1. Approximately 21%, 36% and 12% of the aggregate principal amount of the Bonds consist of health care revenue bonds, water revenue bonds and single family residential mortgage revenue bonds, respectively. Each of five Bond issues represents 10% or more of the aggregate principal amount of the Bonds in the Trust or a total of approximately 82%. The two largest such issues represent approximately 18% each.


               See accompanying notes to financial statements.

                     THE FIRST TRUST COMBINED SERIES 193
          THE FIRST TRUST OF INSURED MUNICIPAL BONDS  - MULTI-STATE
                         CONNECTICUT TRUST, SERIES 8

                           STATEMENTS OF OPERATIONS


                                                  Year ended June 30,

                                              1998        1997        1996

Interest income                             $150,204     160,532     169,830

Expenses:
  Trustee's fees and related expenses         (3,734)     (4,235)     (4,199)
  Insurance expense (Note 3)                    (765)       (765)       (793)
  Evaluator's fees                              (977)       (977)       (977)
  Supervisory fees                              (743)       (789)       (824)
                                            ________________________________
    Investment income - net                  143,985     153,766     163,037

Net gain (loss) on investments:
  Net realized gain (loss)                       805         997      (4,992)
  Change in net unrealized appreciation
    or depreciation                           67,468     113,725      53,945
                                            ________________________________
                                              68,273     114,722      48,953
                                            ________________________________
Net increase in net assets
  resulting from operations                 $212,258     268,488     211,990
                                            ================================


               See accompanying notes to financial statements.

                     THE FIRST TRUST COMBINED SERIES 193
          THE FIRST TRUST OF INSURED MUNICIPAL BONDS  - MULTI-STATE
                         CONNECTICUT TRUST, SERIES 8

                     STATEMENTS OF CHANGES IN NET ASSETS


                                                  Year ended June 30,

                                              1998        1997        1996

Net increase in net assets
    resulting from operations:
  Investment income - net                   $143,985     153,766     163,037
  Net realized gain (loss) on investments        805         997      (4,992)
  Change in net unrealized appreciation
    or depreciation on investments            67,468     113,725      53,945
                                          __________________________________
                                             212,258     268,488     211,990
Distributions to unit holders:
  Investment income - net                   (142,642)   (154,758)   (162,260)
  Principal from investment transactions           -           -           -
                                          __________________________________
                                            (142,642)   (154,758)   (162,260)

Unit redemptions (200, 193 and 152 in
    1998, 1997 and 1996, respectively):
  Principal portion                         (194,920)   (181,909)   (141,211)
  Net interest accrued                        (3,376)     (2,380)     (1,993)
                                          __________________________________
                                            (198,296)   (184,289)   (143,204)
                                          __________________________________
Total increase (decrease) in net assets     (128,680)    (70,559)    (93,474)

Net assets:
  At the beginning of the year             2,856,581   2,927,140   3,020,614
                                          __________________________________
  At the end of the year (including
    distributable funds applicable to
    Trust units of $18,821, $27,077
    and $34,207 at June 30, 1998, 1997
    and 1996, respectively)               $2,727,901   2,856,581   2,927,140
                                          ==================================

Trust units outstanding at the end of
  the year                                     2,770       2,970       3,163


               See accompanying notes to financial statements.

                     THE FIRST TRUST COMBINED SERIES 193
          THE FIRST TRUST OF INSURED MUNICIPAL BONDS  - MULTI-STATE
                         CONNECTICUT TRUST, SERIES 8

                        NOTES TO FINANCIAL STATEMENTS


1.  Significant accounting policies

Security valuation -

Bonds are stated at values as determined by Securities Evaluation Service, Inc. (the Evaluator), certain shareholders of which are officers of the Sponsor. The bond values are based on (1) current bid prices for the bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust, (2) current bid prices for comparable bonds, (3) appraisal or (4) any combination of the above (see Note 3).

Security cost -

The Trust's cost of its portfolio is based on the offering prices of the bonds on the Date of Deposit, July 22, 1993. The premium or discount (including original issue discount) existing at the Date of Deposit is not being amortized. Realized gain (loss) from bond transactions is reported on an identified cost basis. Sales and redemptions of bonds are recorded on the trade date.

Federal income taxes -

The Trust is not taxable for Federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for Federal income taxes.

Expenses of the Trust -

In addition to insurance coverage acquired by the Trust (see Note 3), the Trust pays a fee for Trustee services which is based on $1.05 and $.55 per $1,000 principal amount of Bonds for those portions of the Trust under the monthly and semi-annual distribution plans, respectively. Prior to September 1, 1995, the Trustee was United States Trust Company of New York; effective September 1, 1995, The Chase Manhattan Bank succeeded United States Trust Company of New York as Trustee. Additionally, a fee of $977 annually is payable to the Evaluator and the Trust pays all related expenses of the Trustee, recurring financial reporting costs and an annual supervisory fee payable to an affiliate of the Sponsor.

2.  Unrealized appreciation and depreciation

An analysis of net unrealized appreciation at June 30, 1998 follows:

               Unrealized appreciation                              $72,362
               Unrealized depreciation                              (6,115)
                                                                    _______

                                                                    $66,247
                                                                    =======

3.  Insurance

The Trust has acquired insurance coverage which provides for the scheduled payments of principal and interest on two of the bond issues in its portfolio. The remaining issues are insured by insurance obtained by the issuers of the bonds (see Note (c) to portfolio). While insurance coverage acquired by an issuer of bonds continues in force so long as the bonds are outstanding and the insurer remains in business, insurance coverage acquired by the Trust is effective only while the bonds are owned by the Trust and, in the event of disposition of such a bond by the Trustee, the insurance terminates as to such bond on the date of disposition. Pursuant to an irrevocable commitment of Financial Guaranty Insurance Company, in the event of a sale of a bond from the portfolio which is covered by the insurance obtained by the Trust, the Trustee has the right to obtain permanent insurance for such bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such bond. Annual insurance premiums payable by the Trust in future years, assuming no change in the portfolio, would be $765.

The valuation of bonds does not include any amount attributable to the insurance acquired by the Trust as there has been no default in the payment of principal or interest on the bonds in the portfolio as of the date of these financial statements and, in the opinion of the Sponsor, the bonds are being quoted in the market at a value which does not reflect a significant risk of such default.

4.  Other information

Cost to investors -

The cost to initial investors of units of the Trust was based on the aggregate offering price of the bonds on the date of an investor's purchase, plus a sales charge of 4.9% of the public offering price which is equivalent to approximately 5.152% of the net amount invested.

Distributions to unit holders -

Distributions of net interest income to unit holders are made monthly or semi-annually. Such income distributions per unit, on an accrual basis, were as follows:

              Type of                             Year ended June 30,
            distribution
                plan                         1998         1997       1996

             Monthly                        $49.39       49.99      49.80
             Semi-annual                     50.16       50.76      50.34


Selected data for a unit of the Trust
  outstanding throughout each year -

                                                  Year ended June 30,

                                              1998        1997        1996

Interest income                              $51.91       52.14       52.34
Expenses                                      (2.15)      (2.20)      (2.09)
                                           ________________________________
    Investment income - net                   49.76        49.94      50.25

Distributions to unit holders:
  Investment income - net                    (49.79)      (50.39)    (50.15)
  Principal from investment transactions          -            -          -

Net gain (loss) on investments                23.02        36.83      14.13
                                            _______________________________
    Total increase in net assets              22.99        36.38      14.23

Net assets:
  Beginning of the year                      961.81       925.43     911.20
                                            _______________________________

  End of the year                           $984.80       961.81     925.43
                                            ===============================

                     THE FIRST TRUST COMBINED SERIES 193
          THE FIRST TRUST OF INSURED MUNICIPAL BONDS  - MULTI-STATE
                         CONNECTICUT TRUST, SERIES 8

                                   PART ONE
                Must be Accompanied by Part Two and Part Three

                             ___________________
                             P R O S P E C T U S
                             ___________________

                  SPONSOR:          Nike Securities L.P.
                                    1001 Warrenville Road
                                    Lisle, Illinois  60532
                                    (800) 621-1675

                  TRUSTEE:          The Chase Manhattan Bank
                                    4 New York Plaza, 6th Floor
                                    New York, New York  10004-2413

                  LEGAL COUNSEL     Chapman and Cutler
                  TO SPONSOR:       111 West Monroe Street
                                    Chicago, Illinois  60603

                  LEGAL COUNSEL     Carter, Ledyard & Milburn
                  TO TRUSTEE:       2 Wall Street
                                    New York, New York  10005

                  INDEPENDENT       Ernst & Young LLP
                  AUDITORS:         Sears Tower
                                    233 South Wacker Drive
                                    Chicago, Illinois  60606

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

                     THE FIRST TRUST COMBINED SERIES 193
           THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                    FLORIDA TRUST, SERIES 6 - INTERMEDIATE
                                 1,994 UNITS

PROSPECTUS
Part One
Dated October 27, 1998

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two and Part Three.

In the opinion of Counsel, interest income to the Trust and to Unit holders, with certain exceptions, is exempt under existing law from all Federal income taxes. In addition, the interest income is, in the opinion of Special Counsel, exempt to the extent indicated from Florida State and local income taxes. Capital gains, if any, are subject to tax.

The Trust

The First Trust of Insured Municipal Bonds - Multi-State, Florida Trust, Series 6 - Intermediate (the "Trust") is an insured and fixed portfolio of interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities within the State of Florida, counties, municipalities, authorities and political subdivisions thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all Federal income taxes and from Florida State and local income taxes under existing law. At September 16, 1998, each Unit represented a 1/1,994 undivided interest in the principal and net income of the Trust (see "The Fund" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price of the Units is equal to the aggregate value of the Bonds in the Portfolio of the Trust divided by the number of Units outstanding, plus a sales charge of 3.0% of the Public Offering Price (3.093% of the amount invested). At September 16, 1998, the Public Offering Price per Unit was $1,007.43 plus net interest accrued to date of settlement (three business days after such date) of $7.49 and $18.16 for the monthly and semi-annual distribution plans, respectively (see "Market for Units" in Part Two).

       Please retain all parts of this Prospectus for future reference.
_______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
_______________________________________________________________________________

                             NIKE SECURITIES L.P.
                                   Sponsor

Estimated Current Return and Estimated Long-Term Return

Estimated Current Return to Unit holders under the semi-annual distribution plan was 4.24% per annum on September 16, 1998, and 4.18% under the monthly distribution plan. Estimated Long-Term Return to Unit holders under the semi-annual distribution plan was 2.66% per annum on September 16, 1998, and 2.61% under the monthly distribution plan. Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration and determines and factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of the Trust. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Current Return and Estimated Long-Term Return indicated above will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. The above figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. See "What are Estimated Current Return and Estimated Long-Term Return?" in Part Two.

                     THE FIRST TRUST COMBINED SERIES 193
           THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                    FLORIDA TRUST, SERIES 6 - INTERMEDIATE
          SUMMARY OF ESSENTIAL INFORMATION AS OF SEPTEMBER 16, 1998
                        Sponsor:  Nike Securities L.P.
               Evaluator:  Securities Evaluation Service, Inc.
                      Trustee:  The Chase Manhattan Bank

GENERAL INFORMATION

Principal Amount of Bonds in the Trust                             $1,905,000
Number of Units                                                         1,994
Fractional Undivided Interest in the Trust per Unit                   1/1,994
Public Offering Price:
  Aggregate Value of Bonds in the Portfolio                        $1,948,549
  Aggregate Value of Bonds per Unit                                   $977.21
  Sales Charge 3.093% (3.0% of Public Offering Price)                  $30.22
  Public Offering Price per Unit                                    $1,007.43*
Redemption Price and Sponsor's Repurchase Price per Unit
  ($30.22 less than the Public Offering Price per Unit)               $977.21*
Discretionary Liquidation Amount of the Trust (20% of the
  original principal amount of Bonds in the Trust)                   $592,000

Date Trust Established                                          July 22, 1993
Mandatory Termination Date                                  December 31, 2042
Evaluator's Fee: $888 annually. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading (4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open.
Supervisory fee payable to                                    Maximum of $.25
  an affiliate of the Sponsor                               per Unit annually

*Plus net interest accrued to date of settlement (three business days after purchase) (see "Public Offering Price" herein and "Redemption of Units" and "Purchase of Units by Sponsor" in Part Two).

                     THE FIRST TRUST COMBINED SERIES 193
           THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                    FLORIDA TRUST, SERIES 6 - INTERMEDIATE
          SUMMARY OF ESSENTIAL INFORMATION AS OF SEPTEMBER 16, 1998
                        Sponsor:  Nike Securities L.P.
               Evaluator:  Securities Evaluation Service, Inc.
                      Trustee:  The Chase Manhattan Bank


PER UNIT INFORMATION BASED ON VARIOUS DISTRIBUTION PLANS

                                                                      Semi-
                                                           Monthly    Annual

Calculation of Estimated Net Annual Income:
  Estimated Annual Interest Income                          $44.39    $44.39
  Less: Estimated Annual Expense                             $2.24     $1.71
  Estimated Net Annual Interest Income                      $42.15    $42.68
Calculation of Interest Distribution:
  Estimated Net Annual Interest Income                      $42.15    $42.68
  Divided by 12 and 2, Respectively                          $3.51    $21.34
Estimated Daily Rate of Net Interest Accrual                  $.1171    $.1185
Estimated Current Return Based on Public
   Offering Price                                             4.18%     4.24%
Estimated Long-Term Return Based on Public
  Offering Price                                              2.61%     2.66%

Trustee's Annual Fee: $1.05 and $.55 per $1,000 principal amount of Bonds for those portions of the Trust under the monthly and semi-annual distribution plans, respectively.
Computation Dates: Fifteenth day of the month as follows: monthly--each month; semi-annual--June and December.
Distribution Dates: Last day of the month as follows: monthly--each month; semi-annual--June and December.

                        REPORT OF INDEPENDENT AUDITORS


The Unit Holders of The First Trust Combined
Series 193, The First Trust of Insured Municipal
Bonds - Multi-State, Florida Trust, Series 6 - Intermediate

We have audited the accompanying statement of assets and liabilities, including the portfolio, of The First Trust Combined Series 193, The First Trust of Insured Municipal Bonds - Multi-State, Florida Trust, Series 6 - Intermediate as of June 30, 1998, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The First Trust Combined Series 193, The First Trust of Insured Municipal Bonds - Multi-State, Florida Trust, Series 6 - Intermediate at June 30, 1998, and the results of its operations and changes in its net assets for each of the three years in the period then ended in conformity with generally accepted accounting principles.



                                                             ERNST & YOUNG LLP
Chicago, Illinois
October 2, 1998

                     THE FIRST TRUST COMBINED SERIES 193
           THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                    FLORIDA TRUST, SERIES 6 - INTERMEDIATE

                     STATEMENT OF ASSETS AND LIABILITIES

                                June 30, 1998


                                    ASSETS

Municipal bonds, at market value (cost $1,908,292)
  (Note 1)                                                        $1,937,977
Accrued interest                                                      32,625
                                                                  __________
                                                                   1,970,602


                          LIABILITIES AND NET ASSETS


Liabilities:
  Cash overdraft                                                      15,554
  Accrued liabilities                                                      4
                                                                  __________
                                                                      15,558
                                                                  __________

Net assets, applicable to 1,994 outstanding
    units of fractional undivided interest:
  Cost of Trust assets (Note 1)                      $1,908,292
  Net unrealized appreciation (Note 2)                   29,685
  Distributable funds                                    17,067
                                                     __________
                                                                  $1,955,044
                                                                  ==========

Net asset value per unit                                             $980.46
                                                                  ==========


               See accompanying notes to financial statements.

                         THE FIRST TRUST COMBINED SERIES 193
               THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                        FLORIDA TRUST, SERIES 6 - INTERMEDIATE

                         PORTFOLIO - See notes to portfolio.

                                    June 30, 1998


                                                    Coupon                                  Standard
                                                   interest   Date of       Redemption      & Poor's   Principal     Market
 Name of issuer and title of bond(d)                 rate     maturity    provisions(a)    rating(b)     amount      value
                                                                                          (Unaudited)

Broward County, Florida, Airport System Revenue
  Refunding, Series C (AMBAC Insured) (c)            4.40  %  10/01/2000                      AAA       $365,000     368,146
City of Cape Coral, Florida, General Obligation
  Refunding, Series 1993 (AMBAC Insured) (c)         4.625     7/01/2001                      AAA        135,000     137,198
The School District of Dade County, Florida,
  General Obligation Refunding School, Series
  1993 (AMBAC Insured) (c)                           5.00      7/15/2003                      AAA        395,000     408,264
Dade County Health Facilities Authority (Florida),
  Hospital Revenue Refunding, Series 1993A (Baptist
  Hospital of Miami Project) (AMBAC Insured) (c)     4.40      5/15/1999                      AAA        185,000     185,823
Fort Pierce Utilities Authority of the City of
  Fort Pierce, Florida, Utilities Refunding
  Revenue, Series 1993 (AMBAC Insured) (c)           4.50     10/01/2000                      AAA         20,000      19,961
Leon County, Florida, School District, Refunding
  Revenue (General Obligation) (FSA Insured) (c)     4.60      7/01/2001                      AAA        345,000     349,889
City of West Palm Beach, Florida, General
  Obligation Refunding, Series 1993 (Unlimited
  Tax) (FGIC Insured) (c)                            4.60      3/01/2002   2001 @ 101         AAA        205,000     208,223
City of West Palm Beach, Florida, Parking Revenue
  Refunding, Series 1993 (AMBAC Insured) (c)         4.75      9/01/2002   2001 @ 101         AAA        255,000     260,473
                                                                                                      ______________________

                                                                                                      $1,905,000   1,937,977
                                                                                                      ======================


                     THE FIRST TRUST COMBINED SERIES 193
           THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                    FLORIDA TRUST, SERIES 6 - INTERMEDIATE

                              NOTES TO PORTFOLIO

                                June 30, 1998


(a) Shown under this heading are the year in which each issue of Bonds is initially redeemable and the redemption price in that year. Unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter (but not below par value). "S.F." indicates a sinking fund is established with respect to an issue of bonds. In addition, certain Bonds are sometimes redeemable in whole or in part other than by operation of the stated redemption or sinking fund provisions under specified unusual or extraordinary circumstances. Approximately 79% of the aggregate principal amount of the Bonds in the Trust is subject to call, or will mature, within five years.

(b)   The ratings shown are those effective at June 30, 1998.

(c)   Insurance has been obtained by the Bond issuer.

(d) The Trust consists of eight obligations of issuers located in Florida. Four of the Bonds in the Trust, aggregating approximately 57% of the aggregate principal amount of the Bonds in the Trust, are general obligations of a governmental entity. The remaining issues are revenue bonds payable from the income of a specific project or authority and are divided by purpose of issue as follows: Health Care, 1; Utility, 1; Airport, 1; and Miscellaneous, 1. Each of five Bond issues represents 10% or more of the aggregate principal amount of the Bonds in the Trust or a total of approximately 82%. The largest such issue represents approximately 21%.


               See accompanying notes to financial statements.

                     THE FIRST TRUST COMBINED SERIES 193
           THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                    FLORIDA TRUST, SERIES 6 - INTERMEDIATE

                           STATEMENTS OF OPERATIONS


                                                  Year ended June 30,

                                              1998        1997        1996

Interest income                              $90,853     99,543     109,308

Expenses:
  Trustee's fees and related expenses         (2,861)    (3,085)     (3,167)
  Evaluator's fees                              (888)      (888)       (888)
  Supervisory fees                              (528)      (578)       (664)
                                            _______________________________
    Investment income - net                   85,576     94,992     104,589

Net gain (loss) on investments:
  Net realized gain (loss)                      (569)    (1,681)     (2,028)
  Change in net unrealized appreciation
    or depreciation                           19,097     35,651      13,647
                                            _______________________________
                                              18,528     33,970      11,619
                                            _______________________________
Net increase in net assets resulting
  from operations                           $105,104    128,962     116,208
                                            ===============================


               See accompanying notes to financial statements.

                     THE FIRST TRUST COMBINED SERIES 193
           THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                    FLORIDA TRUST, SERIES 6 - INTERMEDIATE

                     STATEMENTS OF CHANGES IN NET ASSETS


                                                  Year ended June 30,

                                              1998        1997        1996

Net increase in net assets resulting
    from operations:
  Investment income - net                    $86,576      94,992     104,589
  Net realized gain (loss) on investments       (569)     (1,681)     (2,028)
  Change in net unrealized appreciation
    or depreciation on investments            19,097      35,651      13,647
                                          __________________________________
                                             105,104     128,962     116,208

Distributions to unit holders:
  Investment income - net                    (85,537)    (93,843)   (103,119)
  Principal from investment transactions           -           -     (2,825)
                                          __________________________________
                                             (85,537)    (93,843)   (105,944)

Unit redemptions (116, 202 and 344 in
    1998, 1997 and 1996, respectively):
  Principal portion                         (112,508)   (192,596)   (331,230)
  Net interest accrued                        (2,069)     (2,803)     (4,372)
                                          __________________________________
                                            (114,577)   (195,399)   (335,602)
                                          __________________________________
Total increase (decrease) in net assets      (95,010)   (160,280)   (325,338)

Net assets:
  At the beginning of the year             2,050,054   2,210,334   2,535,672
                                          __________________________________
  At the end of the year (including
    distributable funds (deficit)
    applicable to Trust units of
    $17,067, $(38,150) and $23,028
    at June 30, 1998, 1997 and
    1996, respectively)                   $1,955,044   2,050,054   2,210,334
                                          ==================================

Trust units outstanding at the end of
  the year                                     1,994       2,110       2,312


               See accompanying notes to financial statements.

                     THE FIRST TRUST COMBINED SERIES 193
           THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                    FLORIDA TRUST, SERIES 6 - INTERMEDIATE

                        NOTES TO FINANCIAL STATEMENTS


1.  Significant accounting policies

Security valuation -

Bonds are stated at values as determined by Securities Evaluation Service, Inc. (the Evaluator), certain shareholders of which are officers of the Sponsor. The bond values are based on (1) current bid prices for the bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust, (2) current bid prices for comparable bonds, (3) appraisal or (4) any combination of the above.

Security cost -

The Trust's cost of its portfolio is based on the offering prices of the bonds on the Date of Deposit, July 22, 1993. The premium or discount (including original issue discount) existing at the Date of Deposit is not being amortized. Realized gain (loss) from bond transactions is reported on an identified cost basis. Sales and redemptions of bonds are recorded on the trade date.


Federal income taxes -

The Trust is not taxable for Federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for Federal income taxes.

Expenses of the Trust -

The Trust pays a fee for Trustee services which is based on $1.05 and $.55 per $1,000 principal amount of Bonds for those portions of the Trust under the monthly and semi-annual distribution plans, respectively. Prior to September 1, 1995, the Trustee was United States Trust Company of New York; effective September 1, 1995, The Chase Manhattan Bank succeeded United States Trust Company of New York as Trustee. Additionally, a fee of $888 annually is payable to the Evaluator and the Trust pays all related expenses of the Trustee, recurring financial reporting costs and an annual supervisory fee payable to an affiliate of the Sponsor.

2.  Unrealized appreciation and depreciation

An analysis of net unrealized appreciation at June 30, 1998 follows:

               Unrealized appreciation                              $29,723
               Unrealized depreciation                                 (38)
                                                                    _______

                                                                    $29,685
                                                                    =======


3.  Insurance

The issuers of all of the bond issues in the Trust have acquired insurance coverage which provides for the payment, when due, of all principal and interest on those bonds (see Note (c) to Portfolio). Such insurance coverage continues in force so long as the bonds are outstanding and the insurer remains in business.

4.  Other information

Cost to investors -

The cost to initial investors of units of the Trust was based on the aggregate offering price of the bonds on the date of an investor's purchase, plus a sales charge of 3.9% of the public offering price which is equivalent to approximately 4.058% of the net amount invested.

Distributions to unit holders -

Distributions of net interest income to unit holders are made monthly or semi-annually. Such income distributions per unit, on an accrual basis, were as follows:


              Type of                             Year ended June 30,
            distribution
                plan                          1998         1997        1996

            Monthly                          $42.15       41.89       42.03
            Semi-annual                       42.80       42.58       42.55


Selected data for a unit of the Trust
  outstanding throughout each year -

                                                  Year ended June 30,

                                              1998        1997        1996

Interest income                              $44.43       44.20       44.23
Expenses                                      (2.09)      (2.02)      (1.91)
                                            _______________________________
    Investment income - net                   42.34       42.18       42.32

Distributions to unit holders:
  Investment income - net                    (42.30)     (42.05)     (42.18)
  Principal from investment transactions          -           -       (1.08)

Net gain (loss) on investments                 8.83       15.43        2.27
                                            _______________________________
    Total increase (decrease) in
      net assets                               8.87       15.56        1.33

Net assets:
  Beginning of the year                      971.59      956.03      954.70
                                            _______________________________

  End of the year                           $980.46      971.59      956.03
                                            ===============================


                     THE FIRST TRUST COMBINED SERIES 193
           THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                    FLORIDA TRUST, SERIES 6 - INTERMEDIATE

                                   PART ONE
                Must be Accompanied by Part Two and Part Three

                             ___________________
                             P R O S P E C T U S
                             ___________________

                  SPONSOR:          Nike Securities L.P.
                                    1001 Warrenville Road
                                    Lisle, Illinois  60532
                                    (800) 621-1675

                  TRUSTEE:          The Chase Manhattan Bank
                                    4 New York Plaza, 6th Floor
                                    New York, New York  10004-2413

                  LEGAL COUNSEL     Chapman and Cutler
                  TO SPONSOR:       111 West Monroe Street
                                    Chicago, Illinois  60603

                  LEGAL COUNSEL     Carter, Ledyard & Milburn
                  TO TRUSTEE:       2 Wall Street
                                    New York, New York  10005

                  INDEPENDENT       Ernst & Young LLP
                  AUDITORS:         Sears Tower
                                    233 South Wacker Drive
                                    Chicago, Illinois  60606

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

                     THE FIRST TRUST COMBINED SERIES 193
           THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                           GEORGIA TRUST, SERIES 2
                                 2,030 UNITS

PROSPECTUS
Part One
Dated October 27, 1998

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two and Part Three.

In the opinion of Counsel, interest income to the Trust and to Unit holders, with certain exceptions, is exempt under existing law from all Federal income taxes. In addition, the interest income is, in the opinion of Special Counsel, exempt to the extent indicated from Georgia State and local income taxes. Capital gains, if any, are subject to tax.

The Trust

The First Trust of Insured Municipal Bonds - Multi-State, Georgia Trust, Series 2 (the "Trust") is an insured and fixed portfolio of interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities within the State of Georgia, counties, municipalities, authorities and political subdivisions thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all Federal income taxes and from Georgia State and local income taxes under existing law. At September 16, 1998, each Unit represented a 1/2,030 undivided interest in the principal and net income of the Trust (see "The Fund" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price of the Units is equal to the aggregate value of the Bonds in the Portfolio of the Trust divided by the number of Units outstanding, plus a sales charge of 5.8% of the Public Offering Price (6.157% of the amount invested). At September 16, 1998, the Public Offering Price per Unit was $1,056.23 plus net interest accrued to date of settlement (three business days after such date) of $8.27 and $21.12 for the monthly and semi-annual distribution plans, respectively (see "Market for Units" in Part Two).

       Please retain all parts of this Prospectus for future reference.
_______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
_______________________________________________________________________________

                             NIKE SECURITIES L.P.
                                   Sponsor

Estimated Current Return and Estimated Long-Term Return

Estimated Current Return to Unit holders under the semi-annual distribution plan was 4.86% per annum on September 16, 1998, and 4.79% under the monthly distribution plan. Estimated Long-Term Return to Unit holders under the semi-annual distribution plan was 4.32% per annum on September 16, 1998, and 4.25% under the monthly distribution plan. Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration and determines and factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of the Trust. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Current Return and Estimated Long-Term Return indicated above will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. The above figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. See "What are Estimated Current Return and Estimated Long-Term Return?" in Part Two.

                     THE FIRST TRUST COMBINED SERIES 193
           THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                           GEORGIA TRUST, SERIES 2
          SUMMARY OF ESSENTIAL INFORMATION AS OF SEPTEMBER 16, 1998
                        Sponsor:  Nike Securities L.P.
               Evaluator:  Securities Evaluation Service, Inc.
                      Trustee:  The Chase Manhattan Bank


GENERAL INFORMATION

Principal Amount of Bonds in the Trust                              $1,990,000
Number of Units                                                          2,030
Fractional Undivided Interest in the Trust per Unit                    1/2,030
Public Offering Price:
  Aggregate Value of Bonds in the Portfolio                         $2,019,796
  Aggregate Value of Bonds per Unit                                    $994.97
  Sales Charge 6.157% (5.8% of Public Offering Price)                   $61.26
  Public Offering Price per Unit                                     $1,056.23*
Redemption Price and Sponsor's Repurchase Price per Unit
  ($61.26 less than the Public Offering Price per Unit)                $994.97*
Discretionary Liquidation Amount of the Trust (20% of the
  original principal amount of Bonds in the Trust)                    $583,000

Date Trust Established                                           July 22, 1993
Mandatory Termination Date                                   December 31, 2042
Evaluator's Fee: $875 annually. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading (4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open.
Supervisory fee payable to an affiliate                        Maximum of $.25
  of the Sponsor                                             per Unit annually

*Plus net interest accrued to date of settlement (three business days after purchase) (see "Public Offering Price" herein and "Redemption of Units" and "Purchase of Units by Sponsor" in Part Two).

                     THE FIRST TRUST COMBINED SERIES 193
           THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                           GEORGIA TRUST, SERIES 2
          SUMMARY OF ESSENTIAL INFORMATION AS OF SEPTEMBER 16, 1998
                        Sponsor:  Nike Securities L.P.
               Evaluator:  Securities Evaluation Service, Inc.
                      Trustee:  The Chase Manhattan Bank


PER UNIT INFORMATION BASED ON VARIOUS DISTRIBUTION PLANS

                                                                    Semi-
                                                        Monthly     Annual

Calculation of Estimated Net Annual Income:
  Estimated Annual Interest Income                       $53.24     $53.24
  Less: Estimated Annual Expense                          $2.42      $1.69
        Annual Premium on Portfolio Insurance              $.24       $.24
  Estimated Net Annual Interest Income                   $50.58     $51.31
Calculation of Interest Distribution:
  Estimated Net Annual Interest Income                   $50.58     $51.31
  Divided by 12 and 2, Respectively                       $4.21     $25.66
Estimated Daily Rate of Net Interest Accrual               $.1405     $.1425
Estimated Current Return Based on Public
  Offering Price                                           4.79%      4.86%
Estimated Long-Term Return Based on Public
  Offering Price                                           4.25%      4.32%

Trustee's Annual Fee: $1.05 and $.55 per $1,000 principal amount of Bonds for those portions of the Trust under the monthly and semi-annual distribution plans, respectively.
Computation Dates: Fifteenth day of the month as follows: monthly--each month; semi-annual--June and December.
Distribution Dates: Last day of the month as follows: monthly--each month; semi-annual--June and December.

                        REPORT OF INDEPENDENT AUDITORS


The Unit Holders of The First Trust
Combined Series 193, The First Trust
of Insured Municipal Bonds - Multi-State,
Georgia Trust, Series 2

We have audited the accompanying statement of assets and liabilities, including the portfolio, of The First Trust Combined Series 193, The First Trust of Insured Municipal Bonds - Multi-State, Georgia Trust, Series 2 as of June 30, 1998, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The First Trust Combined Series 193, The First Trust of Insured Municipal Bonds - Multi-State, Georgia Trust, Series 2 at June 30, 1998, and the results of its operations and changes in its net assets for each of the three years in the period then ended in conformity with generally accepted accounting principles.



                                                          ERNST & YOUNG LLP
Chicago, Illinois
October 2, 1998

                     THE FIRST TRUST COMBINED SERIES 193
           THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                           GEORGIA TRUST, SERIES 2

                     STATEMENT OF ASSETS AND LIABILITIES

                                June 30, 1998


                                    ASSETS

Municipal bonds, at market value (cost $1,980,952)
  (Notes 1 and 3)                                                 $2,060,289
Accrued interest                                                      35,873
Receivable from investment transaction                                10,175
                                                                  __________
                                                                   2,106,337

                          LIABILITIES AND NET ASSETS

Liabilities:
  Cash overdraft                                                      14,165
  Accrued liabilities                                                     26
  Unit redemptions payable                                            10,984
                                                                  __________
                                                                      25,175
                                                                  __________

Net assets, applicable to 2,087 outstanding
    units of fractional undivided interest:
  Cost of Trust assets (Note 1)                      $1,980,952
  Net unrealized appreciation (Note 2)                   79,337
  Distributable funds                                    20,873
                                                     __________
                                                                  $2,081,162
                                                                  ==========

Net asset value per unit                                             $997.20
                                                                  ==========


               See accompanying notes to financial statements.

                         THE FIRST TRUST COMBINED SERIES 193
               THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                               GEORGIA TRUST, SERIES 2

                         PORTFOLIO - See notes to portfolio.

                                    June 30, 1998


                                                    Coupon                                  Standard
                                                   interest   Date of       Redemption      & Poor's   Principal     Market
 Name of issuer and title of bond(f)                 rate     maturity    provisions(a)    rating(b)     amount      value
                                                                                          (Unaudited)

Certificates of Participation (Atlanta Pretrial
  Detention Center Project), Series 1992, The City                         2002 @ 102
  of Atlanta, Georgia (MBIA Insured) (c)             6.25%    12/01/2017   2012 @ 100 S.F.    AAA       $440,000     471,425
Cobb-Marietta Coliseum and Exhibit Hall Authority
  (Georgia), Revenue Refunding, Series 1993
  (MBIA Insured) (c)                                 5.50     10/01/2018   2013 @ 100 S.F.    AAA        275,000     289,470
Cobb County Kennestone, Hospital Authority
  (Georgia), Revenue Certificates (MBIA                                    2002 @ 100
  Insured) (c) (d)                                   5.00      4/01/2022   2017 @ 100 S.F.    AAA        230,000     224,977
Columbus, Georgia, Water and Sewerage Revenue                              2003 @ 102
  Refunding, Series 1993                             5.625     5/01/2013   2010 @ 100 S.F.    A+          90,000      93,894
The Fulton-DeKalb Hospital Authority (Georgia),
  Revenue Refunding Certificates, Series 1993                              2003 @ 102
  (MBIA Insured) (c) (d)                             5.50      1/01/2020   2013 @ 100 S.F.    AAA        445,000     452,725
Municipal Electric Authority of Georgia, General                           2003 @ 100
  Power Revenue, 1992B Series (d)                    5.50      1/01/2018   2017 @ 100 S.F.    A          500,000     503,540
Puerto Rico Electric Power Authority, Power
  Revenue Refunding, Series N (Capital Guaranty
  Insured) (c)                                          - (e)  7/01/2017   2015 @ 87.060 S.F. AAA         65,000      24,258
                                                                                                      ______________________

                                                                                                      $2,045,000   2,060,289
                                                                                                      ======================


                     THE FIRST TRUST COMBINED SERIES 193
           THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                           GEORGIA TRUST, SERIES 2

                              NOTES TO PORTFOLIO

                                June 30, 1998


(a) Shown under this heading are the year in which each issue of Bonds is initially redeemable and the redemption price in that year. Unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter (but not below par value). "S.F." indicates a sinking fund is established with respect to an issue of bonds. In addition, certain bonds are sometimes redeemable in whole or in part other than by operation of the stated redemption or sinking fund provisions under specified unusual or extraordinary circumstances. Approximately 83% of the aggregate principal amount of the Bonds in the Trust is subject to call within five years.

(b)   The ratings shown are those effective at June 30, 1998.

(c)   Insurance has been obtained by the Bond issuer.

(d) These Bonds were issued at an original issue discount on the following dates and at the following percentages of their original principal amount:

                                                    Date           %

         Cobb County Kennestone, Hospital
            Authority                               7/1/92       86.814
         The Fulton-DeKalb Hospital Authority       5/1/93       94.483
         Municipal Electric Authority of Georgia   11/1/92       89.380

(e) These Bonds have no stated interest rate ("zero coupon bonds") and, accordingly, will have no periodic interest payments to the Trust. Upon maturity, the holders of these Bonds are entitled to receive 100% of the stated principal amount. The Bonds were issued at an original issue discount on August 24, 1989 at a price of 14.517% of their original principal amount.

(f) The Trust consists of six obligations of issuers located in Georgia and one obligation of an issuer located in the Commonwealth of Puerto Rico. None of the Bonds in the Trust are a general obligation of a governmental entity. All issues are revenue bonds payable from the income of a specific project or authority and are divided by purpose of issue as follows: Health Care, 2; Electric, 2; Water and Sewer, 1; and Miscellaneous, 2. Approximately 33% and 28% of the aggregate principal amount of the Bonds consist of health care revenue bonds and electric revenue bonds, respectively. Each of five Bond issues represents 10% or more of the aggregate principal amount of Bonds in the Trust or a total of approximately 92%. The largest such issue represents approximately 24%.


               See accompanying notes to financial statements.

                     THE FIRST TRUST COMBINED SERIES 193
           THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                           GEORGIA TRUST, SERIES 2

                           STATEMENTS OF OPERATIONS


                                                  Year ended June 30,

                                              1998        1997         1996

Interest income                             $120,749     133,795     139,296

Expenses:
  Trustee's fees and related expenses         (2,840)     (3,835)     (3,780)
  Insurance expense (Note 3)                    (703)       (913)       (940)
  Evaluator's fees                              (875)       (875)       (875)
  Supervisory fees                              (603)       (632)       (661)
                                            ________________________________
    Investment income - net                  115,728     127,540     133,040

Net gain (loss) on investments:
  Net realized gain (loss)                     3,031      (2,656)     (3,008)
  Change in net unrealized appreciation
    or depreciation                           62,334     113,019      62,793
                                            ________________________________
                                              65,365     110,363      59,785
                                            ________________________________
Net increase in net assets
  resulting from operations                 $181,093     237,903     192,825
                                            ================================


               See accompanying notes to financial statements.

                     THE FIRST TRUST COMBINED SERIES 193
           THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                           GEORGIA TRUST, SERIES 2

                     STATEMENTS OF CHANGES IN NET ASSETS


                                                  Year ended June 30,

                                             1998        1997        1996

Net increases in net assets
    resulting from operations:
  Investment income - net                  $115,728     127,540     133,040
  Net realized gain (loss) on investments     3,031      (2,656)     (3,008)
  Change in net unrealized appreciation
    or depreciation on investments           62,334     113,019      62,793
                                         __________________________________
                                            181,093     237,903     192,825

Distributions to unit holders:
  Investment income - net                  (114,482)   (126,501)   (132,925)
  Principal from investment transactions          -           -           -
                                         __________________________________
                                           (114,482)   (126,501)   (132,925)

Unit redemptions (324, 117 and 116 in
    1998, 1997 and 1996, respectively):
  Principal portion                        (317,587)   (109,357)   (109,505)
  Net interest accrued                       (3,868)     (2,183)     (1,361)
                                         __________________________________
                                           (321,455)   (111,540)   (110,866)
                                         __________________________________
Total increase (decrease) in net assets    (254,844)       (138)    (50,966)

Net assets:
  At the beginning of the year            2,336,006   2,336,144   2,387,110
                                         __________________________________
  At the end of the year (including
    distributable funds applicable to
    Trust units of $20,873, $24,918 and
    $20,481 at June 30, 1998, 1997 and
    1996, respectively)                  $2,081,162   2,336,006   2,336,144
                                         ==================================

Trust units outstanding at the end
  of the year                                 2,087       2,411       2,528


               See accompanying notes to financial statements.

                     THE FIRST TRUST COMBINED SERIES 193
           THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                           GEORGIA TRUST, SERIES 2

                        NOTES TO FINANCIAL STATEMENTS


1.  Significant accounting policies

Security valuation -

Bonds are stated at values as determined by Securities Evaluation Service, Inc. (the Evaluator), certain shareholders of which are officers of the Sponsor. The bond values are based on (1) current bid prices for the bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust, (2) current bid prices for comparable bonds, (3) appraisal or (4) any combination of the above (see Note 3).

Security cost -

The Trust's cost of its portfolio is based on the offering prices of the bonds on the Date of Deposit, July 22, 1993. The premium or discount (including original issue discount) existing at the Date of Deposit is not being amortized. Realized gain (loss) from bond transactions is reported on an identified cost basis. Sales and redemptions of bonds are recorded on the trade date.

Federal income taxes -

The Trust is not taxable for Federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for Federal income taxes.

Expenses of the Trust -

In addition to insurance obtained by the Trust (see Note 3), the Trust pays a fee for Trustee services which is based on $1.05 and $.55 per $1,000 principal amount of Bonds for those portions of the Trust under the monthly and semi-annual distribution plans, respectively. Prior to September 1, 1995, the Trustee was United States Trust Company of New York; effective September 1, 1995, The Chase Manhattan Bank succeeded United States Trust Company of New York as Trustee. Additionally, a fee of $875 annually is payable to the Evaluator and the Trust pays all related expenses of the Trustee, recurring financial reporting costs and an annual supervisory fee payable to an affiliate of the Sponsor.

2.  Unrealized appreciation and depreciation

An analysis of net unrealized appreciation at June 30, 1998 follows:

               Unrealized appreciation                              $79,337
               Unrealized depreciation                                    -
                                                                    _______

                                                                    $79,337
                                                                    =======


3.  Insurance

The issuers of five bond issues in the Trust have acquired insurance coverage which provides for the payment, when due, of all principal and interest on those bonds (see Note (c) to the Portfolio); the Trust has acquired similar insurance coverage on all other bonds in its portfolio. While insurance coverage acquired by an issuer of bonds continues in force so long as the bonds are outstanding and the insurer remains in business, insurance coverage acquired by the Trust is effective only while the bonds are owned by the Trust and, in the event of disposition of such a bond by the Trustee, the insurance terminates as to such bond on the date of disposition. Pursuant to an irrevocable commitment of Financial Guaranty Insurance Company, in the event of a sale of a bond from the portfolio which is covered by the insurance acquired by the Trust, the Trustee has the right to obtain permanent insurance for such bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such bond. Annual insurance premiums payable by the Trust in future years, assuming no change in the portfolio, would be $550.

The valuation of bonds does not include any amount attributable to the insurance acquired by the Trust as there has been no default in the payment of principal or interest on the bonds in the portfolio as of the date of these financial statements and, in the opinion of the Sponsor, the bonds are being quoted in the market at a value which does not reflect a significant risk of such default.

4.  Other information

Cost to investors -

The cost to initial investors of units of the Trust was based on the aggregate offering price of the bonds on the date of an investor's purchase, plus a sales charge of 4.9% of the public offering price which is equivalent to approximately 5.152% of the net amount invested.

Distributions to unit holders -

Distributions of net interest income to unit holders are made monthly or semi-annually. Such income distributions per unit, on an accrual basis, were as follows:


              Type of                             Year ended June 30,
            distribution
                plan                          1998         1997        1996

             Monthly                         $50.65       50.77       50.97
             Semi-annual                      51.44       51.56       51.46


Selected data for a unit of the Trust
  outstanding throughout each year -

                                                  Year ended June 30,

                                              1998        1997        1996

Interest income                              $53.71       53.49       53.59
Expenses                                      (2.23)      (2.50)      (2.41)
                                            _______________________________
    Investment income - net                   51.48       50.99       51.18

Distributions to unit holders:
  Investment income - net                    (51.08)     (50.94)     (51.18)
  Principal from investment transactions          -           -           -

Net gain (loss) on investments                27.90       44.74       21.27
                                            _______________________________
    Total increase in net assets              28.30       44.79       21.27

Net assets:
  Beginning of the year                      968.90      924.11      902.84
                                            _______________________________

  End of the year                           $997.20      968.90      924.11
                                            ===============================

                     THE FIRST TRUST COMBINED SERIES 193
           THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE
                           GEORGIA TRUST, SERIES 2

                                   PART ONE
                Must be Accompanied by Part Two and Part Three

                             ___________________
                             P R O S P E C T U S
                             ___________________


                  SPONSOR:          Nike Securities L.P.
                                    1001 Warrenville Road
                                    Lisle, Illinois  60532
                                    (800) 621-1675

                  TRUSTEE:          The Chase Manhattan Bank
                                    4 New York Plaza, 6th Floor
                                    New York, New York  10004-2413

                  LEGAL COUNSEL     Chapman and Cutler
                  TO SPONSOR:       111 West Monroe Street
                                    Chicago, Illinois  60603

                  LEGAL COUNSEL     Carter, Ledyard & Milburn
                  TO TRUSTEE:       2 Wall Street
                                    New York, New York  10005

                  INDEPENDENT       Ernst & Young LLP
                  AUDITORS:         Sears Tower
                                    233 South Wacker Drive
                                    Chicago, Illinois  60606

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

                     THE FIRST TRUST COMBINED SERIES 193
                          THE FIRST TRUST ADVANTAGE
                            IDAHO TRUST, SERIES 3
                                 2,271 UNITS

PROSPECTUS
Part One
Dated October 27, 1998

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two and Part Three.

In the opinion of Counsel, interest income to the Trust and to Unit holders, with certain exceptions, is exempt under existing law from all Federal income taxes, although interest on certain Bonds may be a preference item for purposes of the Alternative Minimum Tax. In addition, the interest income is, in the opinion of Special Counsel, exempt to the extent indicated from Idaho State and local income taxes. Capital gains, if any, are subject to tax.

The Trust

The First Trust Advantage, Idaho Trust, Series 3 (the "Trust") is a fixed portfolio of interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities within the State of Idaho, counties, municipalities, authorities and political subdivisions thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all Federal income taxes and from Idaho State and local income taxes under existing law, although interest on certain Bonds may be a preference item for purposes of the Alternative Minimum Tax.
At September 16, 1998, each Unit represented a 1/2,271 undivided interest in the principal and net income of the Trust (see "The Fund" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price of the Units is equal to the aggregate value of the Bonds in the Portfolio of the Trust divided by the number of Units outstanding, plus a sales charge of 5.7% of the Public Offering Price (6.045% of the amount invested). At September 16, 1998, the Public Offering Price per Unit was $1,033.17 plus net interest accrued to date of settlement (three business days after such date) of $7.68 and $20.05 for the monthly and semi-annual distribution plans, respectively (see "Market for Units" in Part Two).

       Please retain all parts of this Prospectus for future reference.
_______________________________________________________________________________

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
_______________________________________________________________________________


                             NIKE SECURITIES L.P.
                                   Sponsor

Estimated Current Return and Estimated Long-Term Return

Estimated Current Return to Unit holders under the semi-annual distribution plan was 4.79% per annum on September 16, 1998, and 4.74% under the monthly distribution plan. Estimated Long-Term Return to Unit holders under the semi-annual distribution plan was 4.00% per annum on September 16, 1998, and 3.95% under the monthly distribution plan. Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration and determines and factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of the Trust. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Current Return and Estimated Long-Term Return indicated above will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. The above figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. See "What are Estimated Current Return and Estimated Long-Term Return?" in Part Two.

                     THE FIRST TRUST COMBINED SERIES 193
                          THE FIRST TRUST ADVANTAGE
                            IDAHO TRUST, SERIES 3
          SUMMARY OF ESSENTIAL INFORMATION AS OF SEPTEMBER 16, 1998
                        Sponsor:  Nike Securities L.P.
               Evaluator:  Securities Evaluation Service, Inc.
                      Trustee:  The Chase Manhattan Bank


GENERAL INFORMATION

Principal Amount of Bonds in the Trust                              $2,220,000
Number of Units                                                          2,271
Fractional Undivided Interest in the Trust per Unit                    1/2,271
Public Offering Price:
  Aggregate Value of Bonds in the Portfolio                         $2,212,589
  Aggregate Value of Bonds per Unit                                    $974.28
  Sales Charge 6.045% (5.7% of Public Offering Price)                   $58.89
  Public Offering Price per Unit                                     $1,033.17*
Redemption Price and Sponsor's Repurchase Price per Unit
  ($58.89 less than the Public Offering Price per Unit)                $974.28*
Discretionary Liquidation Amount of the Trust (20% of the
  original principal amount of Bonds in the Trust)                    $580,000

Date Trust Established                                           July 22, 1993
Mandatory Termination Date                                   December 31, 2042
Evaluator's Fee: $870 annually. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading (4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open.
Supervisory fee payable to an affiliate                        Maximum of $.25
  of the Sponsor                                             per Unit annually

*Plus net interest accrued to date of settlement (three business days after purchase) (see "Public Offering Price" herein and "Redemption of Units" and "Purchase of Units by Sponsor" in Part Two).

                     THE FIRST TRUST COMBINED SERIES 193
                          THE FIRST TRUST ADVANTAGE
                            IDAHO TRUST, SERIES 3
          SUMMARY OF ESSENTIAL INFORMATION AS OF SEPTEMBER 16, 1998
                        Sponsor:  Nike Securities L.P.
               Evaluator:  Securities Evaluation Service, Inc.
                      Trustee:  The Chase Manhattan Bank


PER UNIT INFORMATION BASED ON VARIOUS DISTRIBUTION PLANS

                                                                     Semi-
                                                           Monthly   Annual

Calculation of Estimated Net Annual Income:
  Estimated Annual Interest Income                         $51.21    $51.21
  Less: Estimated Annual Expense                            $2.29     $1.70
  Estimated Net Annual Interest Income                     $48.92    $49.51
Calculation of Interest Distribution:
  Estimated Net Annual Interest Income                     $48.92    $49.51
  Divided by 12 and 2, Respectively                         $4.08    $24.76
Estimated Daily Rate of Net Interest Accrual                 $.1359    $.1375
Estimated Current Return Based on Public
  Offering Price                                             4.74%     4.79%
Estimated Long-Term Return Based on Public
  Offering Price                                             3.95%     4.00%

Trustee's Annual Fee: $1.05 and $.55 per $1,000 principal amount of Bonds for those portions of the Trust under the monthly and semi-annual distribution plans, respectively.
Computation Dates: Fifteenth day of the month as follows: monthly--each month; semi-annual--June and December.
Distribution Dates: Last day of the month as follows: monthly--each month; semi-annual--June and December.

                     THIS PAGE LEFT INTENTIONALLY BLANK.

                        REPORT OF INDEPENDENT AUDITORS


The Unit Holders of The First Trust
Combined Series 193, The First Trust
Advantage, Idaho Trust, Series 3

We have audited the accompanying statement of assets and liabilities, including the portfolio, of The First Trust Combined Series 193, The First Trust Advantage, Idaho Trust, Series 3 as of June 30, 1998, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The First Trust Combined Series 193, The First Trust Advantage, Idaho Trust, Series 3 at June 30, 1998, and the results of its operations and changes in its net assets for each of the three years in the period then ended in conformity with generally accepted accounting principles.



                                                           ERNST & YOUNG LLP
Chicago, Illinois
October 2, 1998

                     THE FIRST TRUST COMBINED SERIES 193
                          THE FIRST TRUST ADVANTAGE
                            IDAHO TRUST, SERIES 3

                     STATEMENT OF ASSETS AND LIABILITIES

                                June 30, 1998


                                    ASSETS

Municipal bonds, at market value (cost $2,210,113)
  (Note 1)                                                        $2,263,847
Accrued interest                                                      31,706
                                                                  __________
                                                                   2,295,553

                          LIABILITIES AND NET ASSETS

Liabilities:
  Cash overdraft                                                      10,114
  Accrued liabilities                                                     22
                                                                  __________
                                                                      10,136
                                                                  __________

Net assets, applicable to 2,339 outstanding units
    of fractional undivided interest:
  Cost of Trust assets (Note 1)                      $2,210,113
  Net unrealized appreciation (Note 2)                   53,734
  Distributable funds                                    21,570
                                                     __________

                                                                  $2,285,417
                                                                  ==========

Net asset value per unit                                             $977.09
                                                                  ==========


               See accompanying notes to financial statements.

                         THE FIRST TRUST COMBINED SERIES 193
                              THE FIRST TRUST ADVANTAGE
                                IDAHO TRUST, SERIES 3

                         PORTFOLIO - See notes to portfolio.

                                    June 30, 1998


                                                     Coupon
                                                    interest   Date of      Redemption                 Principal     Market
 Name of issuer and title of bond(f)                  rate     maturity   provisions(a)    Rating(b)     amount      value
                                                                                          (Unaudited)

Ada and Boise Counties, Idaho, The Independent
  School District of Boise City, General Obligation                        2003 @ 101
  Refunding, Series 1993 (AMBAC Insured)             5.40%     7/30/2014   2012 @ 100 S.F.    AAA       $625,000     641,943
Boise State University, Student Union and Housing
  System Refunding and Improvement Revenue, Series                         2002 @ 101
  1992 (MBIA Insured)                                6.30      4/01/2015   2011 @ 100 S.F.    AAA        600,000     641,765
City of Idaho Falls, Idaho, General Obligation
  Electric Refunding (Deferred Interest), Series
  1991 (FGIC Insured)                                   - (d)  4/01/2012                      AAA        200,000     102,596
Idaho Health Facilities Authority, Refunding
  Revenue (Magic Valley Regional Medical Center                            2003 @ 102
  Project), Series 1993 (AMBAC Insured)              5.625    12/01/2013   2011 @ 100 S.F.    AAA        420,000     436,833
Idaho State University, Student Facilities Fee                             2001 @ 101
  Revenue, Series 1993                               5.40      4/01/2014   2006 @ 100 S.F.    A3(c)       90,000      90,028
Student Loan of Idaho Marketing Association, Inc.,
  Student Loan Subordinate Revenue, Series 2 (e)     5.70     10/01/2007   2003 @ 102         NR         345,000     350,682
                                                                                                      ______________________

                                                                                                      $2,280,000   2,263,847
                                                                                                      ======================


                     THE FIRST TRUST COMBINED SERIES 193
                          THE FIRST TRUST ADVANTAGE
                            IDAHO TRUST, SERIES 3

                              NOTES TO PORTFOLIO

                                June 30, 1998


(a) Shown under this heading are the year in which each issue of Bonds is initially redeemable and the redemption price in that year. Unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter (but not below par value). "S.F." indicates a sinking fund is established with respect to an issue of bonds. In addition, certain bonds are sometimes redeemable in whole or in part other than by operation of the stated redemption or sinking fund provisions under specified unusual or extraordinary circumstances. Approximately 30% of the aggregate principal amount of the Bonds in the Trust is subject to call within five years.

(b) The ratings shown are those effective at June 30, 1998. All ratings are by Standard & Poor's Corporation unless otherwise indicated ("NR" indicates no rating).

(c)   Rating by Moody's Investors Service, Inc.

(d) These Bonds have no stated interest rate ("zero coupon bonds") and, accordingly, will have no periodic interest payments to the Trust. Upon maturity, the holders of these Bonds are entitled to receive 100% of the stated principal amount. The Bonds were issued at an original issue discount on August 21, 1991 at a price of 23.739% of their original principal amount.

(e) Interest on these Bonds (approximately 15% of the aggregate principal amount of the Bonds in the Trust) will be an item of tax preference for purposes of the Alternative Minimum Tax.

(f) The Trust consists of six obligations of issuers located in Idaho. Two of the Bonds in the Trust, aggregating approximately 36% of the aggregate principal amount of the Bonds in the Trust, are general obligations of a governmental entity. The remaining issues are revenue bonds payable from the income of a specific project or authority and are divided by purpose of issue as follows: University and School, 2; Health Care, 1; and Miscellaneous, 1. Approximately 30% of the aggregate principal amount of the Bonds consist of university and school revenue bonds. Each of four Bond issues represents 10% or more of the aggregate principal amount of the Bonds in the Trust or a total of approximately 87%. The largest such issue represents approximately 27%.


               See accompanying notes to financial statements.

                     THE FIRST TRUST COMBINED SERIES 193
                          THE FIRST TRUST ADVANTAGE
                            IDAHO TRUST, SERIES 3

                           STATEMENTS OF OPERATIONS


                                                  Year ended June 30,

                                              1998        1997         1996

Interest income                             $126,940     134,959     146,520

Expenses:
  Trustee's fees and related expenses         (3,332)     (3,501)     (3,467)
  Evaluator's fees                              (870)       (870)       (870)
  Supervisory fees                              (651)       (675)       (718)
                                            ________________________________
    Investment income - net                  122,087     129,913     141,465

Net gain (loss) on investments:
  Net realized gain (loss)                         9      (5,193)     (6,984)
  Change in net unrealized appreciation
    or depreciation                           55,220      98,847      40,342
                                            ________________________________
                                              55,229      93,654      33,358
                                            ________________________________
Net increase in net assets
  resulting from operations                 $177,316     223,567     174,823
                                            ================================


               See accompanying notes to financial statements.

                     THE FIRST TRUST COMBINED SERIES 193
                          THE FIRST TRUST ADVANTAGE
                            IDAHO TRUST, SERIES 3

                     STATEMENTS OF CHANGES IN NET ASSETS


                                                  Year ended June 30,
,
                                              1998        1997        1996

Net increase in net assets
    resulting from operations:
  Investment income - net                   $122,087     129,913     141,465
  Net realized gain (loss) on investments          9      (5,193)     (6,984)
  Change in net unrealized appreciation
    or depreciation on investments            55,220      98,847      40,342
                                          __________________________________
                                             177,316     223,567     174,823

Distributions to unit holders:
  Investment income - net                   (121,604)   (130,595)   (140,398)
  Principal from investment transactions           -      (3,255)          -
                                          __________________________________
                                            (121,604)   (133,850)   (140,398)

Unit redemptions (264, 126 and 167 in
  1998, 1997 and 1996, respectively):
  Principal portion                         (254,724)   (116,418)   (156,117)
  Net interest accrued                        (3,126)     (2,263)     (2,375)
                                          __________________________________
                                            (257,850)   (118,681)   (158,492)
                                          __________________________________
Total increase (decrease) in net assets     (202,138)    (28,964)   (124,067)

Net assets:
  At the beginning of the year             2,487,555   2,516,519   2,640,586
                                          __________________________________
  At the end of the year (including
    distributable funds applicable to
    Trust units of $21,570, $28,593 and
    $31,482 at June 30, 1998, 1997 and
    1996, respectively)                   $2,285,417   2,487,555   2,516,519
                                          ==================================

Trust units outstanding at the end of
  the year                                     2,339       2,603       2,729


               See accompanying notes to financial statements.

                     THE FIRST TRUST COMBINED SERIES 193
                          THE FIRST TRUST ADVANTAGE
                            IDAHO TRUST, SERIES 3

                        NOTES TO FINANCIAL STATEMENTS


1.  Significant accounting policies

Security valuation -

Bonds are stated at values as determined by Securities Evaluation Service, Inc. (the Evaluator), certain shareholders of which are officers of the Sponsor. The bond values are based on (1) current bid prices for the bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust, (2) current bid prices for comparable bonds, (3) appraisal or (4) any combination of the above.

Security cost -

The Trust's cost of its portfolio is based on the offering prices of the bonds on the Date of Deposit, July 22, 1993. The premium or discount (including original issue discount) existing at the Date of Deposit is not being amortized. Realized gain (loss) from bond transactions is reported on an identified cost basis. Sales and redemptions of bonds are recorded on the trade date.

Federal income taxes -

The Trust is not taxable for Federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for Federal income taxes.

Expenses of the Trust -

The Trust pays a fee for Trustee services which is based on $1.05 and $.55 per $1,000 principal amount of Bonds for those portions of the Trust under the monthly and semi-annual distribution plans, respectively. Prior to September 1, 1995, the Trustee was United States Trust Company of New York; effective September 1, 1995, The Chase Manhattan Bank succeeded United States Trust Company of New York as Trustee. Additionally, a fee of $870 annually is payable to the Evaluator and the Trust pays all related expenses of the Trustee, recurring financial reporting costs and an annual supervisory fee payable to an affiliate of the Sponsor.

2.  Unrealized appreciation and depreciation

An analysis of net unrealized appreciation at June 30, 1998 follows:

               Unrealized appreciation                              $58,936
               Unrealized depreciation                              (5,202)
                                                                    _______

                                                                    $53,734
                                                                    =======


3.  Other information

Cost to investors -

The cost to initial investors of units of the Trust was based on the aggregate offering price of the bonds on the date of an investor's purchase, plus a sales charge of 4.9% of the public offering price which is equivalent to approximately 5.152% of the net amount invested.

Distributions to unit holders -

Distributions of net interest income to unit holders are made monthly or semi-annually. Such income distributions per unit, on an accrual basis, were as follows:

              Type of                             Year ended June 30,
            distribution
                plan                          1998        1997        1996

            Monthly                          $48.99       49.72       49.50
            Semi-annual                       49.80       50.44       50.09


Selected data for a unit of the Trust
  outstanding throughout each year -

                                                  Year ended June 30,

                                              1998        1997        1996

Interest income                              $51.34       51.41       51.73
Expenses                                      (1.96)      (1.92)      (1.78)
                                            _______________________________
  Investment income - net                     49.38       49.49       49.95

Distributions to unit holders:
  Investment income - net                    (49.37)     (50.11)     (49.78)
  Principal from investment transactions          -       (1.22)          -

Net gain (loss) on investments                21.43       35.35       10.17
                                            _______________________________
  Total increase in net assets                21.44       35.51       10.34

Net assets:
  Beginning of the year                      955.65      922.14      911.80
                                            _______________________________

  End of the year                           $977.09      955.65      922.14
                                            ===============================

                     THE FIRST TRUST COMBINED SERIES 193
                          THE FIRST TRUST ADVANTAGE
                            IDAHO TRUST, SERIES 3

                                   PART ONE
                Must be Accompanied by Part Two and Part Three

                             ___________________
                             P R O S P E C T U S
                             ___________________

                  SPONSOR:          Nike Securities L.P.
                                    1001 Warrenville Road
                                    Lisle, Illinois  60532
                                    (800) 621-1675

                  TRUSTEE:          The Chase Manhattan Bank
                                    4 New York Plaza, 6th Floor
                                    New York, New York  10004-2413

                  LEGAL COUNSEL     Chapman and Cutler
                  TO SPONSOR:       111 West Monroe Street
                                    Chicago, Illinois  60603

                  LEGAL COUNSEL     Carter, Ledyard & Milburn
                  TO TRUSTEE:       2 Wall Street
                                    New York, New York  10005

                  INDEPENDENT       Ernst & Young LLP
                  AUDITORS:         Sears Tower
                                    233 South Wacker Drive
                                    Chicago, Illinois  60606

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.





          The First Trust(registered trademark) Combined Series

PROSPECTUS                         NOTE: THIS PART TWO PROSPECTUS MAY
Part Two                                   ONLY BE USED WITH PART ONE
Dated May 29, 1998                                     AND PART THREE

IN THE OPINION OF COUNSEL, INTEREST INCOME TO THE TRUSTS AND TO THE UNIT HOLDERS, WITH CERTAIN EXCEPTIONS, IS EXEMPT UNDER EXISTING LAW FROM ALL FEDERAL INCOME TAXES. IN ADDITION, THE INTEREST INCOME TO THE TRUSTS IS, IN THE OPINION OF SPECIAL COUNSEL, EXEMPT TO THE EXTENT INDICATED FROM STATE AND LOCAL TAXES WHEN HELD BY RESIDENTS OF THE STATE IN WHICH THE ISSUERS OF THE BONDS IN SUCH TRUSTS ARE LOCATED. CAPITAL GAINS, IF ANY, ARE SUBJECT TO TAX.

THE FIRST TRUST COMBINED SERIES (the "Fund") consists of underlying separate unit investment trusts (the "Trusts"). The various trusts are collectively referred to herein as the "Trusts" while all Trusts that are not designated as "The First Trust Advantage" are sometimes collectively referred to herein as the "Insured Trusts" and a Trust with the name designation of "The First Trust of Insured Municipal Bonds, Discount Trust" or "The First Trust Advantage: Discount Trust" is sometimes referred to herein as a "Discount Trust." Each Trust consists of a portfolio of interest-bearing obligations, issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all Federal income taxes under existing law although interest on certain Bonds in certain Arkansas, Idaho, Kansas, Maine, Mississippi and Nebraska Trusts will be a preference item for purposes of the Alternative Minimum Tax. In addition, the interest income of each Trust is, in the opinion of Special Counsel, exempt to the extent indicated from state and local income taxes when held by residents of the state in which the issuers of the Bonds in such Trust are located. The securities in a Discount Trust are acquired at prices which result in a Discount Trust portfolio, as a whole, being purchased at a deep discount from the aggregate par value of such Securities although a substantial portion of the Securities in a Discount Trust portfolio may be acquired at a premium over the par value of such Securities. All of the Bonds in an Intermediate Trust mature within 8 to 12 years of the Initial Date of Deposit. All of the Bonds in a Short Intermediate Trust mature within 3 to 6 years of the Initial Date of Deposit. All of the Bonds in a Long Intermediate Trust mature within 10 to 15 years of the Initial Date of Deposit. The portfolio for each Trust, essential information based thereon and financial statements, including a report of independent auditors relating to the series of the Fund offered hereby, are contained in Part One to which reference should be made for such information.

INSURANCE GUARANTEEING THE SCHEDULED PAYMENTS OF PRINCIPAL AND INTEREST ON ALL BONDS IN THE PORTFOLIO OF EACH INSURED TRUST HAS BEEN OBTAINED FROM FINANCIAL GUARANTY INSURANCE COMPANY AND/OR AMBAC INDEMNITY CORPORATION BY THE INSURED TRUSTS OR WAS DIRECTLY OBTAINED BY THE BOND ISSUER, THE UNDERWRITERS, THE SPONSOR OR OTHERS PRIOR TO THE INITIAL DATE OF DEPOSIT FROM FINANCIAL GUARANTY INSURANCE COMPANY, AMBAC INDEMNITY CORPORATION, OR OTHER INSURERS (THE "PREINSURED BONDS"). INSURANCE OBTAINED BY AN INSURED TRUST APPLIES ONLY WHILE BONDS ARE RETAINED IN SUCH TRUST, WHILE INSURANCE ON PREINSURED BONDS IS EFFECTIVE SO LONG AS SUCH BONDS ARE OUTSTANDING. PURSUANT TO AN IRREVOCABLE COMMITMENT OF FINANCIAL GUARANTY INSURANCE COMPANY, AND/OR AMBAC INDEMNITY CORPORATION IN THE EVENT OF A SALE OF A BOND INSURED UNDER AN INSURANCE POLICY OBTAINED BY AN INSURED TRUST, THE TRUSTEE HAS THE RIGHT TO OBTAIN PERMANENT INSURANCE FOR SUCH BOND UPON THE PAYMENT OF A SINGLE PREDETERMINED INSURANCE PREMIUM FROM THE PROCEEDS OF THE SALE OF SUCH BOND. THE INSURANCE, IN EITHER CASE, RELATES ONLY TO THE BONDS IN THE INSURED TRUSTS AND NOT TO THE UNITS OFFERED HEREBY. AS A RESULT OF SUCH INSURANCE, THE UNITS OF EACH INSURED TRUST HAVE RECEIVED A RATING OF "AAA" BY STANDARD & POOR'S RATINGS GROUP, A DIVISION OF MCGRAW-HILL, INC. ("STANDARD & POOR'S"). SEE "WHY AND HOW ARE THE INSURED TRUSTS INSURED?" ON PAGE 10. NO REPRESENTATION IS MADE AS TO ANY INSURER'S ABILITY TO MEET ITS COMMITMENTS.

ALL PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

For convenience the Prospectus is divided into sections which give general information about the Fund and specific information such as the public offering price, distributions and tax status for each Trust.

The Objectives of the Fund are conservation of capital through investment in portfolios of tax-exempt bonds and income exempt from Federal and applicable state and local income taxes although interest on certain Bonds in certain Arkansas, Idaho, Kansas, Maine, Mississippi and Nebraska Trusts will be a preference item for purposes of the Federal Alternative Minimum Tax. ACCORDINGLY, CERTAIN ARKANSAS, IDAHO, KANSAS, MAINE, MISSISSIPPI AND NEBRASKA TRUSTS MAY BE APPROPRIATE ONLY FOR INVESTORS WHO ARE NOT SUBJECT TO THE ALTERNATIVE MINIMUM TAX. CERTAIN BONDS IN THE OKLAHOMA TRUSTS ARE SUBJECT TO OKLAHOMA STATE INCOME TAXES. The payment of interest and the preservation of principal are, of course, dependent upon the continuing ability of the issuers, obligors and/or insurers to meet their respective obligations.

Distributions to Unit holders may be reinvested as described herein. See "Rights of Unit Holders-How Can Distributions to Unit Holders be
Reinvested?"

The Sponsor, although not obligated to do so, intends to maintain a market for the Units at prices based upon the aggregate bid price of the Bonds in the portfolio of each Trust. In the absence of such a market, a Unit holder will nonetheless be able to dispose of the Units through redemption at prices based upon the bid prices of the underlying Bonds. See "Rights of Unit Holders-How May Units be Redeemed?" With respect to each Insured Trust, neither the bid nor offering prices of the underlying Bonds or of the Units, absent situations in which Bonds are in default in payment of principal or interest or in significant risk of such default, include value attributable to the portfolio insurance obtained by such Trust. See "Why and How are the Insured Trusts Insured?"

                     THE FIRST TRUST COMBINED SERIES

What is The First Trust Combined Series?

The First Trust Combined Series (the "Fund") is one of a series of investment companies created by the Sponsor under the name of The First Trust Combined Series, all of which are generally similar but each of which is separate and is designated by a different series number. This Series consists of underlying separate unit investment trusts (such Trusts being collectively referred to herein as the "Fund"). Each Series was created under the laws of the State of New York pursuant to a Trust Agreement (the "Indenture"), dated the Initial Date of Deposit, with Nike Securities L.P., as Sponsor, The Chase Manhattan Bank, as Trustee, Securities Evaluation Service, Inc., as Evaluator and First Trust Advisors L.P., as Portfolio Supervisor. Only Units of a National Trust may be offered for sale to residents of the State of Illinois. Only Units of an Indiana Trust and/or a National Trust may be offered for sale to residents of the State of Indiana. Only Units of a Virginia Trust and/or a National Trust may be offered for sale to residents of the State of Virginia. Only Units of a Washington Trust and/or a National Trust may be offered for sale to residents of Washington. On the Initial Date of Deposit, the Sponsor deposited with the Trustee interest-bearing obligations, including delivery statements relating to contracts for the purchase of certain such obligations and irrevocable letters of credit issued by a financial institution in the amounts required for such purchases (the "Bonds"). The Trustee thereafter credited the account of the Sponsor for Units of each Trust representing the entire ownership of the Fund which Units are being offered hereby.

The objectives of the Fund are Federal tax-exempt income and state and local tax-exempt income and conservation of capital through investment in portfolios of interest-bearing obligations issued by or on behalf of the state for which such Trust is named (collectively, the "State Trusts"), and counties, municipalities, authorities and political subdivisions thereof, the Commonwealth of Puerto Rico and other territories or municipalities of the United States, or authorities or political subdivisions thereof, the interest on which obligations is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all Federal income tax and, where applicable, state and local taxes under existing law although interest on certain Bonds in certain Arkansas, Idaho, Kansas, Maine, Mississippi and Nebraska Trusts will be a preference item for purposes of the Alternative Minimum Tax and certain Bonds in the Oklahoma Trusts are subject to Oklahoma State Income Taxes. The current market value of certain of the obligations in a Discount Trust were significantly below face value when the obligations were acquired by such Trust. The prices at which the obligations are acquired result in a Discount Trust's portfolio, as a whole, being purchased at a deep discount from the aggregate par value of such Securities although a substantial portion of the Securities in a Discount Trust portfolio may be acquired at a premium over the par value of such Securities. Insurance guaranteeing the scheduled payment of all principal and interest on Bonds in the Trusts with the name designation of "The First Trust of Insured Municipal Bonds," "The First Trust of Insured Municipal Bonds-Intermediate" or "The First Trust of Insured Municipal Bonds-Multi-State" (the "Insured Trusts") has been obtained by such Trusts from Financial Guaranty Insurance Company ("Financial Guaranty") and/or AMBAC Indemnity Corporation ("AMBAC Indemnity") or was obtained directly by the Bond issuer, the underwriters, the Sponsor or others prior to the Initial Date of Deposit from Financial Guaranty, AMBAC Indemnity, or other insurers (the "Preinsured Bonds"). NO PORTFOLIO INSURANCE POLICY HAS BEEN OBTAINED BY THE TRUSTS WITH THE NAME DESIGNATION OF "THE FIRST TRUST ADVANTAGE" (THE "ADVANTAGE TRUSTS"). The portfolio insurance obtained by the Insured Trusts is effective only while the Bonds thus insured are held in such Trusts, while insurance on Preinsured Bonds is effective so long as such Bonds are outstanding. See "Why and How are the Insured Trusts Insured?" THERE IS, OF COURSE, NO GUARANTEE THAT THE FUND'S OBJECTIVES WILL BE ACHIEVED. AN INVESTMENT IN THE FUND SHOULD BE MADE WITH AN UNDERSTANDING OF THE RISKS WHICH AN INVESTMENT IN FIXED RATE LONG-TERM DEBT OBLIGATIONS MAY ENTAIL, INCLUDING THE RISK THAT THE VALUE OF THE UNITS WILL DECLINE WITH INCREASES IN INTEREST RATES.

Neither the Public Offering Price of the Units of an Insured Trust nor any evaluation of such Units for purposes of repurchases or redemptions reflects any element of value for the insurance obtained by such Trust unless Bonds are in default in payment of principal or interest or in significant risk of such default. See "Public Offering-How is the Public Offering Price Determined?" On the other hand, the value of insurance obtained by the Bond issuer, the Sponsor or others is reflected and included in the market value of such Bonds.

Insurance obtained by an Insured Trust or by the Bond issuer, the Sponsor or others is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. If an issue is accepted for insurance, a noncancelable policy for the scheduled payment of interest and principal on the Bonds is issued by the insurer. A single premium is paid by the Bond issuer, the underwriters, the Sponsor or others for Preinsured Bonds and a monthly premium is paid by each Insured Trust for the insurance obtained by such Trust except for Bonds in such Trust which are insured by the Bond issuer, the underwriters, the Sponsor or others in which case no premiums for insurance are paid by such Trust. Upon the sale of a Bond insured under the insurance policy obtained by an Insured Trust, the Trustee has the right to obtain permanent insurance from Financial Guaranty and/or AMBAC Indemnity with respect to such Bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. Accordingly, any Bond in an Insured Trust of the Fund is eligible to be sold on an insured basis. Standard & Poor's and Moody's Investors Service, Inc. have rated the claims-paying ability of Financial Guaranty and AMBAC Indemnity "AAA" and "Aaa," respectively. See "Why and How are the Insured Trusts Insured?"

In selecting Bonds, the following facts, among others, were considered:
(i) the Standard & Poor's rating or Fitch Investors Service, Inc.'s rating of the Bonds was in no case less than "BBB" in the case of an Insured Trust (or an Arkansas, Kansas or Maine Advantage Trust) and "A-" in the case of other Advantage Trusts, or the Moody's Investors Service, Inc. rating of the Bonds was in no case less than "Baa" in the case of an Insured Trust (or an Arkansas, Kansas or Maine Advantage Trust) and "A" in the case of other Advantage Trusts, including provisional or conditional ratings, respectively, or, if not rated, the Bonds had, in the opinion of the Sponsor, credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt obligations that were so rated as to be acceptable for acquisition by the Fund (see "Description of Bond Ratings"); (ii) the prices of the Bonds relative to other bonds of comparable quality and maturity; (iii) with respect to the Insured Trusts, the availability and cost of insurance of the principal and interest on the Bonds and (iv) the diversification of Bonds as to purpose of issue and location of issuer. Subsequent to the Initial Date of Deposit, a Bond may cease to be rated or its rating may be reduced below the minimum required as of the Initial Date of Deposit. Neither event requires elimination of such Bond from the portfolio, but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the Bond. See "Rights of Unit Holders-How May Bonds be Removed from the Fund?" The Portfolio appearing in Part One contains Bond ratings, when available, for the Bonds listed at the date shown.

Certain of the Bonds in the Trusts may have been acquired at a market discount from par value at maturity. The coupon interest rates on the discount bonds at the time they were purchased and deposited in the Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. The market discount of previously issued bonds will increase when interest rates for newly issued comparable bonds increase and decrease when such interest rates fall, other things being equal. A discount bond held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "What is the Federal Tax Status of Unit Holders?" appearing in Part Three for each Trust.

Certain of the Bonds in the Trusts may be original issue discount bonds. Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the Bonds, is deemed to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for Federal income tax purposes. On sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain unless the gain is attributable to market discount in which case the accretion of market discount is taxable as ordinary income. See "What is the Federal Tax Status of Unit Holders?" appearing in Part Three for each Trust. The current value of an original discount bond reflects the present value of its stated redemption price at maturity. The market value tends to increase in greater increments as the Bonds approach maturity.

Certain of the original issue discount bonds may be Zero Coupon Bonds (including bonds known as multiplier bonds, money multiplier bonds, capital appreciation bonds, capital accumulator bonds, compound interest bonds and money discount maturity payment bonds). Zero Coupon Bonds do not provide for the payment of any current interest and generally provide for payment at maturity at face value unless sooner sold or redeemed. Zero Coupon bond features include (1) not paying interest on a semi-annual basis and (2) providing for the reinvestment of the bond's semi-annual earnings at the bond's stated yield to maturity. While Zero Coupon Bonds are frequently marketed on the basis that their fixed rate of return minimizes reinvestment risk, this benefit can be negated in large part by weak call protection.

Certain of the Bonds in the Trusts may have been acquired at a market premium from par value at maturity. The coupon interest rates on the premium bonds at the time they were purchased and deposited in the Trusts were higher than the current market interest rates for newly issued bonds of comparable rating and type. The current returns of bonds trading at a market premium are initially higher than the current returns of comparable bonds of a similar type issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium bond at par or early prepayments of principal will result in a reduction in yield. Redemptions are more likely to occur at times when the Bonds have an offering side valuation which represents a premium over par, or for original issue discount Bonds, a premium over the accreted value. To the extent that the Bonds were deposited in the Fund at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared to the original Public Offering Price of the Units. Because premium bonds generally pay a higher rate of interest than bonds priced at or below par, the effect of the redemption of premium bonds would be to reduce Estimated Net Annual Unit Income by a greater percentage than the par amount of such bonds bears to the total par amount of Bonds in the Trust. Although the actual impact of any such redemptions that may occur will depend upon the specific Bonds that are redeemed, it can be anticipated that the Estimated Net Annual Unit Income will be significantly reduced after the dates on which such Bonds are eligible for redemption. The Trust may be required to sell Zero Coupon Bonds prior to maturity (at their current market price which is likely to be less than their par value) in order to pay expenses of the Trust or in case the Trust is terminated. See "Rights of Unit Holders-How May Bonds be Removed from the Fund?" and "Other Information-How May the Indenture be Amended or Terminated?"

Certain of the Bonds in the Trusts may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other Bonds in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different Bonds in the Fund, both within a particular classification and between classifications, depending on numerous factors.

Certain of the Bonds in the Trusts may be healthcare revenue bonds. Healthcare revenue bonds are obligations of issuers whose revenues are primarily derived from services provided by hospitals or other healthcare facilities, including nursing homes. A healthcare issuer's ability to make debt service payments on these obligations is dependent on various factors, including occupancy levels of the facility, demand, government regulations, wages of employees, overhead expenses, competition from other similar providers, malpractice insurance costs and the degree of governmental competition from other similar providers, malpractice insurance costs and the degree of governmental financial assistance, including Medicare and Medicaid and other similar third-party payer programs.

Certain of the Bonds in the Trusts may be housing revenue bonds. Housing revenue bonds are obligations of issuers whose revenues are primarily derived from mortgage loans on single family residences or housing projects for low to moderate income families. Housing revenue bonds are generally payable at any time and therefore their average life will ordinarily be less than their stated maturities. The ability of such issuers to make debt service payments on these obligations is dependent on various factors, including occupancy levels, rental income, mortgage default rates, taxes, operating expenses, governmental regulations and the appropriation of subsidies.

Certain of the Bonds in the Trusts may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Water and sewerage bonds are generally payable from user fees. Problems faced by such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances.

Certain of the Bonds in the Trusts may be obligations of issuers whose revenues are primarily derived from the sale of electric energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, increased federal, state and municipal government regulations, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation.

Certain of the Bonds in the Trusts may be lease obligations issued primarily by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the governmental authorities are financing vehicles created solely for the construction of buildings (i.e., schools, administrative offices, convention centers and prisons) or the purchase of equipment (i.e., police cars and computer systems) that will be used by a state or local government (the "lessee"). These obligations are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the obligations. Lease obligations are subject, in almost all cases, to annual appropriation risk, i.e., the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year, or construction and abatement risk-rental obligations cease in the event that delays in building, damage, destruction or condemnation of the project prevents its use by the lessee.

Certain of the Bonds in the Trusts may be industrial revenue bonds ("IRBs"), tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. Debt service payments on IRBs are dependent on various factors, including the creditworthiness of the corporate operator of the project and, if applicable, corporate guarantor, revenues generated from the project and, if applicable, corporate guarantor, revenues generated from the project and regulatory and environmental restrictions.

Certain of the Bonds in the Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The ability of issuers to make debt service payments on airport obligations is dependent on the capability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, many airlines may have difficulty meeting their obligations under these use agreements. Similarly, payment on Bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Certain of the Bonds in the Trusts may be obligations of issuers which govern the operation of schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes. General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers.

Certain of the Bonds in the Trusts may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform; or impose unreasonable burdens or excessive liabilities.

Certain Trusts may contain Bonds of issuers located in the Commonwealth of Puerto Rico or issuers which will be affected by general economic conditions of Puerto Rico. Puerto Rico's unemployment rate remains significantly higher than the U.S. unemployment rate. Furthermore, the economy is largely dependent for its development upon U.S. policies and programs that are being reviewed and may be eliminated.

The economy of Puerto Rico is closely integrated with that of the mainland United States. During fiscal 1996 approximately 88% of Puerto Rico's exports were to the U.S. mainland, which was also the source of approximately 62% of Puerto Rico's imports. The economy of Puerto Rico is dominated by the manufacturing and service sectors. The manufacturing sector has experienced fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries such as pharmaceuticals, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The service sector, including finance, insurance and real estate, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment. In recent years, the service sector has experienced significant growth in response to the expansion of the manufacturing sector.

The Puerto Rican economy is affected by a number of Commonwealth and federal investment incentive programs. Aid for Puerto Rico's economy has traditionally depended heavily on federal programs, and current federal budgetary policies suggest that an expansion of aid to Puerto Rico is unlikely. An adverse effect on the Puerto Rican economy could result from other U.S. policies, including further reduction in transfer payment programs such as food stamps, curtailment of military spending and policies which could lead to a stronger dollar. One of the factors assisting the development of the Puerto Rican economy has been the tax incentives offered by the federal and Puerto Rico governments.

Puerto Rico's future will be determined by the leadership and initiatives of both the private and public sector to compensate for the loss of the federal tax credit under Section 936 of the U.S. tax code. This important credit which enabled companies to repatriate profits at a 40-60% reduction in federal taxes was terminated as of July 1996. Existing U.S. companies operating in Puerto Rico were given a ten year grace period, but new U.S. manufacturing companies coming to Puerto Rico will have to pay U.S. deferral taxes when repatriating their profits to the mainland.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of the Bonds are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of Puerto Rico and various agencies and political subdivisions located in Puerto Rico. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Trusts to pay interest on or principal of the Bonds.

Interest on certain of the Bonds in certain Arkansas, Idaho, Kansas, Maine, Mississippi and Nebraska Trusts will be an item of tax preference for purposes of the Alternative Minimum Tax ("AMT"). The investment by non-AMT individual taxpayers in AMT municipal bonds generally results in a higher yield to such bondholders than non-AMT municipal bonds. Since a portion of the interest from certain Arkansas, Idaho, Kansas, Maine, Mississippi and Nebraska Trusts is an AMT preference item, certain Arkansas, Idaho, Kansas, Maine, Mississippi and Nebraska Trusts may be more appropriate for investors who are not subject to AMT.

Investors should be aware that many of the Bonds in the Trusts are subject to continuing requirements such as the actual use of Bond proceeds or manner of operation of the project financed from Bond proceeds that may affect the exemption of interest on such Bonds from Federal income taxation. Although at the time of issuance of each of the Bonds in the Trusts an opinion of bond counsel was rendered as to the exemption of interest on such obligations from Federal income taxation, there can be no assurance that the respective issuers or other obligors on such obligations will fulfill the various continuing requirements established upon issuance of the Bonds. A failure to comply with such requirements may cause a determination that interest on such obligations is subject to Federal income taxation, perhaps even retroactively from the date of issuance of such Bonds, thereby reducing the value of the Bonds and subjecting Unit holders to unanticipated tax liabilities.

Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that a Trust will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond. Certain of the Bonds contained in the Trusts may be subject to being called or redeemed in whole or in part prior to their stated maturities pursuant to optional redemption provisions, sinking fund provisions, special or extraordinary redemption provisions or otherwise. A bond subject to optional call is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A bond subject to sinking fund redemption is one which is subject to partial call from time to time at par or, in the case of a zero coupon bond, at the accreted value from a fund accumulated for the scheduled retirement of a portion of an issue prior to maturity. Special or extraordinary redemption provisions may provide for redemption at par (or for original issue discount bonds at issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium) of all or a portion of an issue upon the occurrence of certain circumstances. The exercise of redemption or call provisions will (except to the extent the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the long-term return and the current return on Units of each Trust. Redemption pursuant to call provisions is more likely to occur, and redemption pursuant to sinking fund provisions may occur, when the Bonds have an offering side valuation which represents a premium over par or for original issue discount bonds a premium over the accreted value. Unit holders may recognize capital gain or loss upon any redemption or call.

Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Sponsor, Evaluator, Portfolio Supervisor or Trustee or other service providers to the Fund do not properly process and calculate date-related information and data involving dates of January 1, 2000 and thereafter. This is commonly known as the "Year 2000 Problem." The Sponsor, Evaluator, Portfolio Supervisor and Trustee are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund. The Sponsor is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the Bonds contained in the Fund.

To the best knowledge of the Sponsor, there is no litigation pending as of the date hereof in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Trusts. At any time after the date hereof, litigation may be initiated on a variety of grounds with respect to Bonds in a Trust. Such litigation, as for example suits challenging the issuance of pollution control revenue bonds under recently-enacted environmental protection statutes, may affect the validity of such Bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, the Fund has received opinions of bond counsel to the issuing authority of each Bond on the date of issuance to the effect that such Bonds have been validly issued and that the interest thereon is exempt from Federal income taxes and state and local taxes. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the Bonds.

What are Estimated Long-Term Return and Estimated Current Return?

At the date of this Prospectus, the Estimated Current Return and the Estimated Long-Term Return, under the monthly, quarterly (if applicable) and semi-annual (if applicable) distribution plans, are as set forth in Part One attached hereto for each Trust. Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Any change in either amount will result in a change in the Estimated Current Return. For each Trust, the Public Offering Price will vary in accordance with fluctuations in the prices of the underlying Bonds and the Net Annual Interest Income per Unit will change as Bonds are redeemed, paid, sold or exchanged in certain refundings or as the expenses of each Trust change. Therefore, there is no assurance that the Estimated Current Return indicated in Part One for each Trust will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration and determines and factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account a compounding factor, the expenses and sales charge associated with each Unit of a Trust. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the Estimated Long-Term Return indicated in Part One for each Trust will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. Neither rate reflects the true return to Unit holders, which is lower, because neither includes the effect of certain delays in distributions to Unit holders.

     A comparison of tax-free and equivalent taxable estimated current returns and estimated long-term returns with the returns on various taxable investments is one element to consider in making an investment decision. The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on the Trust and returns over specified periods on other similar Trusts sponsored by Nike Securities L.P. with returns on taxable investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Trust.

How are Purchased Interest and Accrued Interest Treated?

Purchased Interest. For The First Trust Combined Series 198-208, each Trust contains an amount of Purchased Interest. Purchased Interest is a portion of the unpaid interest that has accrued on the Bonds from the later of the last payment date on the Bonds or the date of issuance thereof through the First Settlement Date and is included in the calculation of the Public Offering Price. Purchased Interest will be distributed to Unit holders as Units are redeemed or Securities are sold, mature or are called. See "Summary of Essential Information" appearing in Part One for each Trust for the amount of Purchased Interest per Unit for each Trust. Purchased Interest is an element of the determination of the price Unit holders will receive in connection with the sale or redemption of Units prior to the termination of the Trust.

Accrued Interest. Accrued interest is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds generally is paid semi-annually, although each Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling subsequent to the First Settlement Date, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unit holders will receive on the next distribution date of the Trust the amount, if any, of accrued interest paid on their Units.

For The First Trust Combined Series 1-197, except through an advancement of its own funds, the Trustee has no cash for distribution to Unit holders until it receives interest payments on the Bonds in a Trust. The Trustee will recover its advancements without interest or other costs to such Trust from interest received on the Bonds in the Trust. When these advancements have been recovered, regular distributions of interest to Unit holders will commence. See "Rights of Unit Holders-How are Interest and Principal Distributed?" Interest account balances are established with generally positive cash balances so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with interest distributions.

For The First Trust Combined Series 198-208, in an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unit holders, the Trustee may advance a portion of the accrued interest to the Sponsor as the Unit holder of record as of the First Settlement Date. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement (other than the Purchased Interest already included therein), less any distributions from the Interest Account subsequent to the First Settlement Date. See "Rights of Unit Holders-How are Interest and Principal Distributed?"

For The First Trust Combined Series 209 and subsequent Series, in an effort to reduce the amount of accrued interest which would otherwise have to be paid in addition to the Public Offering Price in the sale of Units to the public, the Trustee will advance the amount of accrued interest as of the First Settlement Date and the same will be distributed to the Sponsor as the Unit holder of record as of the First Settlement Date. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account subsequent to the First Settlement Date. See "Rights of Unit Holders-How are Interest and Principal Distributed?"

Because of the varying interest payment dates of the Bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unit holders. If a Unit holder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the Purchased Interest (if any) and accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds (including Purchased Interest, if any) held in the Interest Account for distributions to Unit holders and since such Account is non-interest-bearing to Unit holders, the Trustee benefits thereby.

Why and How are the Insured Trusts Insured?

THE FOLLOWING DISCUSSION IS APPLICABLE ONLY TO THE INSURED TRUSTS. THE BONDS IN THE PORTFOLIO OF AN ADVANTAGE TRUST ARE NOT INSURED BY
INSURANCE OBTAINED BY THE FUND.

All Bonds in the portfolio of an Insured Trust are insured as to the scheduled payment of interest and principal by policies obtained by each Insured Trust from Financial Guaranty Insurance Company ("Financial Guaranty" or "FGIC"), a New York stock insurance company, or AMBAC Indemnity Corporation ("AMBAC Indemnity" or "AMBAC"), a Wisconsin-domiciled stock insurance company, or obtained by the Bond issuer, the underwriters, the Sponsor or others prior to the Initial Date of Deposit directly from Financial Guaranty, AMBAC Indemnity or other insurers (the "Preinsured Bonds"). The insurance policy obtained by each Insured Trust is noncancellable and will continue in force for such Trust so long as such Trust is in existence and the Bonds described in the policy continue to be held by such Trust (see "Portfolio" for each Insured Trust). Nonpayment of premiums on the policy obtained by each Insured Trust will not result in the cancellation of insurance, but will permit Financial Guaranty and/or AMBAC Indemnity to take action against the Trustee to recover premium payments due it. Premium rates for each issue of Bonds protected by the policy obtained by each Insured Trust are fixed for the life of such Trust. The premium for any Preinsured Bonds has been paid in advance by the Bond issuer, the underwriters, the Sponsor or others and any such policy or policies are noncancellable and will continue in force so long as the Bonds so insured are outstanding and the insurer and/or insurers thereof remain in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy, or if the rating assigned to the claims-paying ability of such insurer deteriorates, Financial Guaranty and/or AMBAC Indemnity has no obligation to insure any issue adversely affected by either of the above described events. A monthly premium is paid by each Insured Trust for the insurance obtained by such Trust, which is payable from the interest income received by such Trust. In the case of Preinsured Bonds, no premiums for insurance are paid by the Insured Trust.

Financial Guaranty Insurance Company. Under the provisions of the aforementioned portfolio insurance issued by Financial Guaranty, Financial Guaranty unconditionally and irrevocably agrees to pay to Citibank, N.A., or its successor, as its agent (the "Fiscal Agent"), that portion of the principal of and interest on the Bonds covered by the policy which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Bonds. The term "due for payment" means, when referring to the principal of a Bond, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a Bond, the stated date for payment of interest, except that when the interest on a Bond shall have been determined, as provided in the underlying documentation relating to such Bond, to be subject to Federal income taxation, "due for payment" also means, when referring to the principal of such Bond, the date on which such Bond has been called for mandatory redemption as a result of such determination of taxability, and when referring to interest on such Bond, the accrued interest at the rate provided in such documentation to the date on which such Bond has been called for such mandatory redemption, together with any applicable redemption premium. The term "due for payment" will not include, when referring to either the principal of a Bond or the interest on a Bond, any acceleration of payment unless such acceleration is at the sole option of Financial Guaranty.

Financial Guaranty will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which Financial Guaranty shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment shall thereupon vest in Financial Guaranty. Upon such disbursement, Financial Guaranty shall become the owner of the Bond, appurtenant coupon or right to payment of principal or interest on such Bond and shall be fully subrogated to all of the Trustee's rights thereunder, including the right to payment thereof.

Pursuant to an irrevocable commitment of Financial Guaranty, the Trustee, upon the sale of a Bond covered under a policy obtained by an Insured Trust has the right to obtain permanent insurance with respect to such Bond (i.e., insurance to maturity of the Bonds regardless of the identity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. Accordingly, any Bond in an Insured Trust is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance only if upon such exercise the Insured Trust would receive net proceeds (sale of Bond proceeds less the insurance premium attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Bonds were sold on an uninsured basis. The insurance premium with respect to each Bond eligible for Permanent Insurance is determined based upon the insurability of each Bond as of the Initial Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Bond.

Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a wholly-owned subsidiary of General Electric Capital Corporation ("GECC"). Neither the Corporation nor GECC is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is a monoline financial guarantee insurer domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of December 31, 1997, the total capital and surplus of Financial Guaranty was approximately $1,225,590,411. Copies of Financial Guaranty's financial statements, prepared on the basis of statutory accounting principles, and the Corporation's financial statements, prepared on the basis of generally accepted accounting principles, may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention: Communications Department (telephone number
(212) 312-3000) or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319, Attention: Financial Condition Property/Casualty Bureau (telephone number (212) 480-5187).

In addition, Financial Guaranty is currently licensed to write insurance in all fifty states and the District of Columbia.

The information relating to Financial Guaranty contained above has been furnished by such corporation. The financial information contained herein with respect to such corporation is unaudited but appears in reports or other materials filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof.

AMBAC Indemnity Corporation ("AMBAC Indemnity"). The Insurance Policy of AMBAC Indemnity obtained by an Insured Trust is noncancellable and will continue in force for so long as the Bonds described in the Insurance Policy are held by an Insured Trust. A monthly premium is paid by an Insured Trust for the Insurance Policy obtained by it. The Trustee will pay, when due, successively, the full amount of each installment of the insurance premium. Pursuant to a binding agreement with AMBAC Indemnity, in the event of a sale of a Bond covered by the AMBAC Indemnity Insurance Policy, the Trustee has the right to obtain permanent insurance for such Bond upon payment of a single predetermined premium from the proceeds of the sale of such Bond.

Under the terms of the Insurance Policy, AMBAC Indemnity agrees to pay to the Trustee that portion of the principal of and interest on the Bonds insured by AMBAC Indemnity which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Bonds. The term "due for payment" means, when referring to the principal of a Bond so insured, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a Bond, the stated date for payment of interest.

AMBAC Indemnity will make payment to the Trustee not later than thirty days after notice from the Trustee is received by AMBAC Indemnity that a nonpayment of principal or of interest on a Bond has occurred, but not earlier than the date on which the Bonds are due for payment. AMBAC Indemnity will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer in exchange for delivery of Bonds, not less in face amount than the amount of the payment in bearer form, free and clear of all liens and encumbrances and uncancelled. In cases where Bonds are issuable only in a form whereby principal is payable to registered holders or their assigns, AMBAC Indemnity shall pay principal only upon presentation and surrender of the unpaid Bonds uncancelled and free of any adverse claim, together with an instrument of assignment in satisfactory form, so as to permit ownership of such Bonds to be registered in the name of AMBAC Indemnity or its nominee. In cases where Bonds are issuable only in a form whereby interest is payable to registered holders or their assigns, AMBAC Indemnity shall pay interest only upon presentation of proof that the claimant is the person entitled to the payment of interest on the Bonds and delivery of an instrument of assignment, in satisfactory form, transferring to AMBAC Indemnity all right under such Bonds to receive the interest in respect of which the insurance payment was made.

AMBAC Indemnity is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in fifty states, the District of Columbia and the Commonwealth of Puerto Rico, with admitted assets of approximately $2,967,246,831 (unaudited) and statutory capital of approximately $1,715,481,691 (unaudited) as of March 31, 1998. Statutory capital consists of AMBAC Indemnity's policyholders' surplus and statutory contingency reserve. AMBAC Indemnity is a wholly owned subsidiary of AMBAC Inc., a 100% publicly-held company. Moody's Investors Service, Inc. and Standard & Poor's have both assigned a triple-A claims-paying ability rating to AMBAC Indemnity.

On December 18, 1997, all of the outstanding shares of Construction Loan Insurance Corporation (which previously owned all of the outstanding shares of Connie Lee Insurance Company) were merged into Connie Lee Holdings, Inc. ("Connie Lee"). Connie Lee is a wholly-owned subsidiary of AMBAC Assurance Company, a Wisconsin-domiciled insurance company.

Copies of AMBAC Indemnity's financial statements prepared in accordance with statutory accounting standards are available from AMBAC Indemnity. The address of AMBAC Indemnity's administrative offices and its telephone number are One State Street Plaza, 17th Floor, New York, New York 10004 and (212) 668-0340.

The information relating to AMBAC Indemnity contained above has been furnished by AMBAC Indemnity. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

In determining whether to insure bonds, Financial Guaranty and/or AMBAC Indemnity has applied its own standards which are not necessarily the same as the criteria used in regard to the selection of bonds by the Sponsor. This decision is made prior to the Initial Date of Deposit, as bonds not covered by such insurance are not deposited in an Insured Trust, unless such bonds are Preinsured Bonds. The insurance obtained by an Insured Trust covers Bonds deposited in such Trust and physically delivered to the Trustee in the case of bearer bonds or registered in the name of the Trustee or its nominee or delivered along with an assignment in the case of registered bonds or registered in the name of the Trustee or its nominee in the case of Bonds held in book-entry form. Contracts to purchase Bonds are not covered by the insurance obtained by an Insured Trust although Bonds underlying such contracts are covered by insurance upon physical delivery to the Trustee.

Insurance obtained by each Insured Trust or by the Bond issuer, the underwriters, the Sponsor or others does not guarantee the market value of the Bonds or the value of the Units of such Trust. The insurance obtained by an Insured Trust is effective only as to Bonds owned by and held in such Trust. In the event of a sale of any such Bond by the Trustee, the insurance terminates as to such Bond on the date of sale. In the event of a sale of a Bond insured by an Insured Trust, the Trustee has the right to obtain Permanent Insurance upon the payment of an insurance premium from the proceeds of the sale of such Bond. Except as indicated below, insurance obtained by an Insured Trust has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value to such insurance obtained by an Insured Trust (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units only if the Bonds covered by such insurance are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default. The value of the insurance will be equal to the difference between (i) the market value of a Bond which is in default in payment of principal or interest or in significant risk of such default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance) and (ii) the market value of such Bonds not covered by Permanent Insurance. See "Public Offering-How is the Public Offering Price Determined?" herein for a more complete description of the Evaluator's method of valuing defaulted Bonds and Bonds which have a significant risk of default. Insurance on a Preinsured Bond is effective as long as such Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

A contract of insurance obtained by an Insured Trust and the negotiations in respect thereof represent the only relationship between Financial Guaranty and/or AMBAC Indemnity and the Fund. Otherwise neither Financial Guaranty nor its parent, FGIC Corporation, or any affiliate thereof, nor AMBAC Indemnity nor its parent, AMBAC, Inc., or any affiliate thereof has any significant relationship, direct or indirect, with the Fund or the Sponsor, except that the Sponsor has in the past and may from time to time in the future, in the normal course of its business, participate as sole underwriter or as manager or as a member of underwriting syndicates in the distribution of new issues of municipal bonds in which the investors or the affiliates of FGIC Corporation and/or AMBAC Inc. have or will be participants or for which a policy of insurance guaranteeing the scheduled payment of interest and principal has been obtained from Financial Guaranty and/or AMBAC Indemnity. Neither the Fund nor the Units of a Trust nor the portfolio of such Trust is insured directly or indirectly by FGIC Corporation and/or AMBAC Inc.

MBIA Insurance Corporation. MBIA Insurance Corporation ("MBIA Corporation" or "MBIA") is the principal operating subsidiary of MBIA, Inc., a New York Stock Exchange listed company. MBIA, Inc. is not obligated to pay the debts of or claims against MBIA Corporation. MBIA Corporation is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all fifty states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. MBIA has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

As of December 31, 1996, MBIA had admitted assets of $4.4 billion (audited), total liabilities of $3.0 billion (audited), and total capital and surplus of $1.4 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of December 31, 1997, MBIA had admitted assets of $5.3 billion (audited), total liabilities of $3.5 billion (audited), and total capital and surplus of $1.8 billion (audited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of MBIA's financial statements prepared in accordance with statutory accounting practices are available from MBIA. The address of MBIA is 113 King Street, Armonk, New York 10504. The telephone number of MBIA is (914) 273-4545.

Effective February 17, 1998 MBIA acquired all of the outstanding stock of Capital Markets Assurance Corporation ("CMAC"), a New York domiciled financial guarantee insurance company, through a merger with its parent, CapMAC Holdings, Inc. Pursuant to a reinsurance agreement, CMAC has ceded all of its net insured risks (including any amounts due but unpaid from third party reinsurers), as well as its unearned premiums and contingency reserves, to MBIA. MBIA is not obligated to pay the debts of or claims against CMAC.

Effective December 31, 1989, MBIA Inc. acquired Bond Investors Group, Inc. On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of Bond Investors Guaranty Insurance Company (BIG), now known as MBIA Insurance Corp. of Illinois. Through a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to MBIA and MBIA has reinsured BIG's net outstanding exposure.

Moody's Investors Service rates all bond issues insured by MBIA "Aaa" and short-term loans "MIG 1," both designated to be of the highest quality. Standard & Poor's rates all new issues insured by MBIA "AAA."

Capital Guaranty Insurance Company. On December 20, 1995, Capital Guaranty Corporation ("CGC") merged with a subsidiary of Financial Security Assurance Holdings Ltd. and Capital Guaranty Insurance Company, CGC's principal operating subsidiary, changed its name to Financial Security Assurance of Maryland Inc. ("FSA Maryland") and became a wholly-owned subsidiary of Financial Security Assurance Inc. For further description, see "Financial Security Assurance Inc." herein. The address of FSA Maryland and its telephone number are Steuart Tower, One Market Plaza, San Francisco, CA 94105-1413 and (415) 995-8000.

Financial Security Assurance. Financial Security Assurance Inc.
("Financial Security") is a monoline insurance company incorporated in 1984 under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia and Puerto Rico.

Financial Security and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. In general, financial guaranty insurance consists of the issuance of a guaranty of scheduled payments of an issuer's securities, thereby enhancing the credit rating of those securities, in consideration for payment of a premium to the insurer. Financial Security and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are generally supported by residential mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. Financial Security insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy Financial Security's underwriting criteria.

Financial Security is a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"), a New York Stock Exchange listed company. Major shareholders of Holdings include Fund American Enterprises Holdings, Inc., U S West Capital Corporation and The Tokio Marine and Fire Insurance Co. Ltd. No shareholder of Financial Security is obligated to pay any debt of Financial Security or its subsidiaries or any claim under any insurance policy issued by Financial Security or its subsidiaries or to make any additional contribution to the capital of Financial Security or its subsidiaries. As of March 31, 1998, the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with statutory accounting principles, approximately $808,603,000 (unaudited) and $503,683,000 (unaudited), and the total shareholders' equity and the unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with generally accepted accounting principles, approximately $923,047,000 (audited), and $428,158,000 (audited). Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, New York, 10022, Attention Communications Department. Financial Security's telephone number is (212) 826-0100.

Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by Financial Security or any of its domestic operating insurance company subsidiaries (including FSA Maryland) are reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security and FSA Maryland reinsure a portion of their liabilities under certain of their financial guaranty insurance policies with other reinsurers under various quota share treaties and on a transaction-by-transaction basis. Such reinsurance is utilized as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter or limit the obligations of Financial Security or FSA Maryland under any financial guaranty insurance policy.

The claims-paying ability of Financial Security and FSA Maryland is rated "Aaa" by Moody's Investors Service, Inc., and "AAA" by Standard & Poor's Rating Services, Nippon Investors Service Inc. and Standard & Poor's (Australia) Pty. Ltd. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.

Connie Lee Insurance Company. On December 18, 1997, all of the outstanding shares of Construction Loan Insurance Corporation (which previously owned all of the outstanding shares of Connie Lee Insurance Company) were merged into Connie Lee Holdings, Inc. ("Connie Lee"). Connie Lee is a wholly-owned subsidiary of AMBAC Assurance Company, a Wisconsin-domiciled insurance company.

As of December 31, 1997, the total policyholders' surplus of Connie Lee was $92,563,017 (unaudited) and total admitted assets were $233,237,273 (unaudited), as reported to the Commissioner of Insurance of the State of Wisconsin in Connie Lee's financial statements prepared in accordance with statutory accounting principles applicable to insurance companies. Copies of these financial statements are available from Connie Lee upon request.

CCLIA's consolidated annual (audited) and quarterly (unaudited) financial statements prepared in accordance with generally accepted accounting principles are filed periodically with the Nationally Recognized Municipal Securities Information Repositories designated under Rule 15c2-12 of the Securities and Exchange Commission. The information contained in these financial statements is incorporated herein by reference. Copies of these financial statements are available from Connie Lee upon request.

Standard & Poor's has rated the claims-paying ability of Connie Lee "AAA".

Connie Lee makes no representation regarding the Bonds or the advisability of investing in the Bonds. The above rating is not a recommendation to buy, sell or hold the Connie Lee insured Bonds and such rating is subject to the revision or withdrawal at any time by the rating agency. Any downward revision or withdrawal of the rating may have an adverse effect on the market price of the Connie Lee insured Bonds.

The address of Connie Lee's administrative offices and its telephone number are 1299 Pennsylvania Avenue, N.W., Washington, D.C. 20004 and
(800) 221-1854.

Because the Bonds in each Insured Trust are insured as to the scheduled payment of principal and interest and on the basis of the financial condition of the insurance companies referred to above, Standard & Poor's has assigned to units of each Insured Trust its "AAA" investment rating. This is the highest rating assigned to securities by Standard & Poor's. See "Description of Bond Ratings." The obtaining of this rating by each Insured Trust should not be construed as an approval of the offering of the Units by Standard & Poor's or as a guarantee of the market value of each Insured Trust or the Units of such Trust. Standard & Poor's has indicated that this rating is not a recommendation to buy, hold or sell Units nor does it take into account the extent to which expenses of each Trust or sales by each Trust of Bonds for less than the purchase price paid by such Trust will reduce payment to Unit holders of the interest and principal required to be paid on such Bonds. Such rating will be in effect for a period of thirteen months from the Initial Date of Deposit of an Insured Trust and will, unless renewed, terminate at the end of such period. There is no guarantee that the "AAA" investment rating with respect to the Units of an Insured Trust will be maintained.

An objective of portfolio insurance obtained by such Insured Trust is to obtain a higher yield on the Bonds in the portfolio of such Trust than would be available if all the Bonds in such portfolio had the Standard & Poor's "AAA" and/or Moody's Investors Service, Inc. "Aaa" rating(s) and at the same time to have the protection of insurance of scheduled payment of interest and principal on the Bonds. There is, of course, no certainty that this result will be achieved. Bonds in a Trust for which insurance has been obtained by the Bond issuer, the underwriters, the Sponsor or others (all of which were rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's Investors Service, Inc.) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's or "Aaa" by Moody's Investors Service, Inc. In selecting Bonds for the portfolio of each Insured Trust, the Sponsor has applied the criteria herein before described.

What is the Federal Tax Status of Unit Holders?

See Part Three for each Trust.

FOR INFORMATION WITH RESPECT TO EXEMPTION FROM STATE OR OTHER LOCAL TAXES, SEE PART THREE FOR EACH TRUST.

What are the Expenses and Charges?

With the exception of bookkeeping and other administrative services provided to the Trusts, for which the Sponsor will be reimbursed in amounts as set forth under "Special Trust Information" in each Part One of this Prospectus, the Sponsor will not receive any fee in connection with its activities relating to the Trusts. For Series 49 and all subsequent Series, First Trust Advisors L.P., an affiliate of the Sponsor, will receive an annual supervisory fee, which is not to exceed the amount set forth in Part One for each Trust, for providing portfolio supervisory services for the Trust. Such fee is based on the number of Units outstanding in each Trust on January 1 of each year except for Trusts which were established subsequent to the last January 1, in which case the fee will be based on the number of Units outstanding in such Trusts as of the respective Initial Dates of Deposit.

For each valuation of the Bonds in a Trust, the Evaluator will receive a fee as indicated in Part One of this Prospectus. The Trustee pays certain expenses of each Trust for which it is reimbursed by such Trust.

The Trustee will receive for its ordinary recurring services to a Trust an annual fee computed as indicated in Part One of this Prospectus. For a discussion of the services performed by the Trustee pursuant to its obligations under the Indenture, reference is made to the material set forth under "Rights of Unit Holders."

The Trustee's and Evaluator's fees are payable monthly on or before each Distribution Date from the Interest Account of each Trust to the extent funds are available and then from the Principal Account of such Trust. Since the Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions and since such Accounts are non-interest-bearing to Unit holders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to the Fund is expected to result from the use of these funds. However, the Trustee may bear from its own resources certain expenses relating to a Trust.

Each of the above mentioned fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor. In addition, with respect to the fees payable to the Sponsor or an affiliate of the Sponsor for providing bookkeeping and other administrative services and supervisory services, such individual fees may exceed the actual costs of providing such services for a Trust, but at no time will the total amount received for such Services rendered to all unit investment trusts of which Nike Securities L.P. is the Sponsor in any calendar year exceed the actual cost to the Sponsor or its affiliate of supplying such services in such year.

The annualized cost of the portfolio insurance obtained by the Fund for each Insured Trust is indicated in Part One for each Trust in a Series of the Fund. The portfolio insurance continues so long as such Trust retains the Bonds thus insured. Premiums are payable monthly in advance by the Trustee on behalf of such Trust. As Bonds in the portfolio are redeemed by their respective issuers or are sold by the Trustee, the amount of premium will be reduced in respect of those Bonds no longer owned by and held in the Trust which were insured by insurance obtained by such Trust. Preinsured Bonds for which insurance has been obtained from Financial Guaranty and/or AMBAC Indemnity or, beginning with Series 25 and all subsequent Series, other insurers, are not insured by such Trust. The premium payable for Permanent Insurance will be paid solely from the proceeds of the sale of such Bond in the event the Trustee exercises the right to obtain Permanent Insurance on a Bond. The premiums for such Permanent Insurance with respect to each Bond will decline over the life of the Bond. An Advantage Trust is not insured; accordingly, there are no premiums for insurance payable by such Trust.

The following additional charges are or may be incurred by a Trust: all expenses (including legal and annual auditing expenses) of the Trustee incurred in connection with its responsibilities under the Indenture, except in the event of negligence, bad faith or willful misconduct on its part; the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Indenture; indemnification of the Trustee for any loss, liability or expense incurred by it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of the Trust; indemnification of the Sponsor for any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct in acting as Depositor of the Trust; all taxes and other government charges imposed upon the Bonds or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, are contemplated); and expenditures incurred in contacting Unit holders upon termination of the Trust. The above expenses and the Trustee's annual fee, when paid or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Bonds of a Trust in order to make funds available to pay all these amounts if funds are not otherwise available in the Interest and Principal Accounts of the Trust.

Unless the Sponsor determines that such an audit is not required, the Indenture requires the accounts of each Trust to be audited on an annual basis at the expense of the Trust by independent auditors selected by the Sponsor. So long as the Sponsor is making a secondary market for Units, the Sponsor shall bear the cost of such annual audits to the extent such cost exceeds $.50 per Unit. Unit holders of a Trust covered by an audit may obtain a copy of the audited financial statements from the Trustee upon request.

                             PUBLIC OFFERING

How is the Public Offering Price Determined?

Although it is not obligated to do so, the Sponsor intends to maintain a market for the Units and continuously to offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Bonds in the portfolio of each Trust plus the amount of Purchased Interest of a Trust (if any) and interest accrued to the date of settlement. All expenses incurred in maintaining a market, other than the fees of the Evaluator and the costs of the Trustee in transferring and recording the ownership of Units, will be borne by the Sponsor. If the supply of Units exceeds demand, or for some other business reason, the Sponsor may discontinue purchases of Units at such prices. IF A UNIT HOLDER WISHES TO DISPOSE OF HIS UNITS, HE SHOULD INQUIRE OF THE SPONSOR AS TO CURRENT MARKET PRICES PRIOR TO MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE. Prospectuses relating to certain other bond funds indicate an intention, subject to change, on the part of the respective sponsors of such funds to repurchase units of those funds on the basis of a price higher than the bid prices of the securities in the funds. Consequently, depending upon the prices actually paid, the repurchase price of other sponsors for units of their funds may be computed on a somewhat more favorable basis than the repurchase price offered by the Sponsor for Units of a Trust in secondary market transactions. As in the First Trust Combined Series, the purchase price per unit of such bond funds will depend primarily on the value of the securities in the Portfolio of the applicable Trust.

The Public Offering Price of Units of a Trust will be determined by adding to the Evaluator's determination of the aggregate bid price of the Bonds in a Trust plus the amount of Purchased Interest of a Trust (if any) and the appropriate sales charge determined in accordance with the schedule set forth below, based upon the number of years remaining to the maturity of each Bond in the portfolio of the Trust, adjusting the total to reflect the amount of any cash held in or advanced to the principal account of the Trust and dividing the result by the number of Units of such trust then outstanding. The minimum sales charge on Units will be 3% of the Public Offering Price (equivalent to 3.093% of the net amount invested). For purposes of computation, Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Bonds have been called for redemption or funds or securities have been placed in escrow to redeem them on an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or (b) such Bonds are subject to a "mandatory tender," in which case such mandatory tender will be deemed to be the date upon which they mature. The offering price of Bonds in the Trust may be expected to be greater than the bid price of such Bonds by approximately 1-2% of the aggregate principal amount of such Bonds.

The effect of this method of sales charge computation will be that different sales charge rates will be applied to each of the various Bonds in the Trusts based upon the maturities of such bonds, in accordance with the following schedule:

                             Secondary Offering Period Sales Charge
                             Percentage                  Percentage
                             of Public                   of Net
                             Offering                    Amount
Years to Maturity            Price                       Invested
__________________           ___________                 _________
0 Months to 1 Year           1.00%                       1.010%
1 but less than 2            1.50                        1.523
2 but less than 3            2.00                        2.041
3 but less than 4            2.50                        2.564
4 but less than 5            3.00                        3.093
5 but less than 6            3.50                        3.627
6 but less than 7            4.00                        4.167
7 but less than 8            4.50                        4.712
8 but less than 9            5.00                        5.263
9 but less than 10           5.50                        5.820
10 or more                   5.80                        6.157

There will be no reduction of the sales charges for volume purchases. A dealer will receive from the Sponsor a dealer concession of 70% of the total sales charges for Units sold by such dealer and dealers will not be eligible for additional concessions for Units sold pursuant to the above schedule.

An investor may aggregate purchases of Units of two or more consecutive series of a particular State, National, Discount, Intermediate, Long Intermediate or Short Intermediate Trust for purposes of calculating the discount for volume purchases listed above. Additionally, with respect to the employees, officers and directors (including their immediate family members, defined as spouses, children, grandchildren, parents, grandparents, mothers-in-law, fathers-in-law, sons-in-law and daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such person) of the Sponsor and broker/dealers and their subsidiaries and vendors providing services to the Sponsor, may purchase Units of the Trusts during the secondary market at the Public Offering Price less the concession the Sponsor typically allows broker/dealers.

Any such reduced sales charge shall be the responsibility of the selling broker/dealer. The reduced sales charge structure will apply on all purchases of Units in a Trust by the same person on any one day from the Sponsor or any one broker/dealer and, for purposes of calculating the applicable sales charge, purchases of Units in the Fund will be aggregated with concurrent purchases by the same person from the Sponsor or such broker/dealer of Units in any series of tax-exempt unit investment trusts sponsored by Nike Securities L.P. Additionally, Units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser will be deemed, for the purpose of calculating the applicable sales charge, to be additional purchases by the purchaser. The reduced sales charges will also be applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account.

From time to time the Sponsor may implement programs under which broker/dealers and other selling agents of the Fund may receive nominal awards from the Sponsor for each of their registered representatives who have sold a minimum number of UIT Units during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales force of broker/dealers and other selling agents may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such broker/dealer or other selling agent that sponsors sales contests or recognition programs conforming to criteria established by the Sponsor, or participates in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying broker/dealers and other selling agents for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unit holders pay for their Units or the amount that the Trusts will receive from the Units sold.

A comparison of tax-free and equivalent taxable estimated current returns and estimated long-term returns with the returns on various taxable investments is one element to consider in making an investment decision. The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on the Trust and returns over specified periods on other similar Trusts sponsored by Nike Securities L.P. with returns on taxable investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Trust. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Trust are described more fully elsewhere in this Prospectus.

The aggregate price of the Bonds in each Trust is determined by the evaluator (the "Evaluator"), on the basis of bid prices (1) on the basis of current market prices for the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust; (2) if such prices are not available for any of the Bonds, on the basis of current market prices for comparable bonds; (3) by determining the value of the Bonds by appraisal; or (4) by any combination of the above. Unless Bonds are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default, the Evaluator will not attribute any value to the insurance obtained by an Insured Trust. On the other hand, the value of insurance obtained by the issuer of Bonds in a Trust is reflected and included in the market value of such Bonds.

The Evaluator will consider in its evaluation of Bonds which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default (the "Defaulted Bonds") and which are covered by insurance obtained by an Insured Trust, the value of the insurance guaranteeing interest and principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance) and (ii) the market value of such Defaulted Bonds not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of Financial Guaranty and/or AMBAC Indemnity to meet its commitments under an Insured Trust's insurance policy, including the commitments to issue Permanent Insurance. It is the position of the Sponsor that this is a fair method of valuing the Bonds and the insurance obtained by an Insured Trust and reflects a proper valuation method in accordance with the provisions of the Investment Company Act of 1940.

The Evaluator will be requested to make a determination of the aggregate price of the Bonds in each Trust, on a bid price basis, as of the close of trading on the New York Stock Exchange on each day on which it is open, effective for all sales, purchases or redemptions made subsequent to the last preceding determination.

Although payment is normally made three business days following the order for purchase, payment may be made prior thereto. A person will become owner of the Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. Delivery of Certificates representing Units so ordered will be made three business days following such order or shortly thereafter. See "Rights of Unit Holders-How May Units Be Redeemed?" for information regarding the ability to redeem Units ordered for purchase.

How are Units Distributed?

Units repurchased in the secondary market (see "Public Offering-Will There be a Secondary Market?") may be offered by this Prospectus at the secondary market public offering price determined in the manner described above.

It is the intention of the Sponsor to qualify Units of the Fund for sale in a number of states. Sales will be made to dealers and others at prices which represent a concession or agency commission of 4.0% of the Public Offering Price per Unit for each State, Discount or National Trust, 3.0% of the Public Offering Price for an Intermediate or Long Intermediate Trust, and 2.5% of the Public Offering Price per Unit for a Short Intermediate Trust. Notwithstanding the foregoing, broker/dealers or other selling agents who purchase, in the aggregate, $250,000 of the Trusts on any day will receive a volume concession or agency commission of $40.00 per Unit. However, resales of Units of a Trust by such broker/dealers and other selling agents to the public will be made at the Public Offering Price described in this Prospectus. The Sponsor reserves the right to change the amount of the concession or agency commission from time to time. Certain commercial banks are making Units of the Fund available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in the amounts indicated in the amounts indicated above. Under the Glass-Steagall Act, banks are prohibited from underwriting Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In Texas and in certain other states, any banks making Units available must be registered as broker/dealers under state law.

What are the Sponsor's Profits?

The Sponsor and participating dealers will receive a maximum gross sales commission equal to 5.8% of the Public Offering Price of the Units of each State Trust (equivalent to 6.157% of the net amount invested), 5.8% of the Public Offering Price of the Units of a National or Discount Trust (equivalent to 6.157% of the net amount invested), 4.7% of the Public Offering Price of the Units of an Intermediate or Long Intermediate Trust (equivalent to 4.932% of the net amount invested), and 3.7% of the Public Offering Price of the Units of a Short Intermediate Trust (equivalent to 3.842% of the net amount invested) less any reduced sales charge for quantity purchases as described under "Public Offering-How is the Public Offering Price Determined?"

In maintaining a market for the Units, the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased (based on the bid prices of the Bonds in each Trust) and the price at which Units are resold (which price is also based on the bid prices of the Bonds in each Trust and includes a maximum sales charge of 5.8% for a State Trust, 5.8% for a National or Discount Trust, 4.7% for an Intermediate or Long Intermediate Trust and 3.7% for a Short Intermediate Trust) or redeemed. The secondary market public offering price of Units may be greater or less than the cost of such Units to the Sponsor.

                         RIGHTS OF UNIT HOLDERS

How are Certificates Issued and Transferred?

The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units is evidenced by registered certificates executed by the Trustee and the Sponsor. Delivery of certificates representing Units ordered for purchase is normally made three business days following such order or shortly thereafter. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. Certificates to be redeemed must be properly endorsed or accompanied by a written instrument or instruments of transfer. A Unit holder must sign exactly as his name appears on the face of the certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Record ownership may occur before settlement.

Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof, numbered serially for purposes of identification. Certificates for Units will bear an appropriate notation on their face indicating which plan of distribution has been selected in respect thereof. When a change is made, the existing certificate must be surrendered to the Trustee and a new certificate issued to reflect the then currently effective plan of distribution. There is no charge for this service.

Although no such charge is now made or contemplated, a Unit holder may be required to pay $2.00 to the Trustee per certificate reissued or transferred for reasons other than to change the plan of distribution, and to pay any governmental charge that may be imposed in connection with each such transfer or exchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder may be required to furnish indemnity satisfactory to the Trustee and pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

How are Interest and Principal Distributed?

Record Dates for the distribution of interest under the semi-annual distribution plan are the fifteenth day of June and December with the Distribution Dates being the last day of the month in which the related Record Date occurs. It is anticipated that an amount equal to approximately one-half of the amount of net annual interest income per Unit will be distributed on or shortly after each Distribution Date to Unit holders of record on the preceding Record Date. Record Dates for monthly distributions of interest are the fifteenth day of each month. The Distribution Dates for distributions of interest under the monthly plan is the last day of each month in which the related Record Date occurs. See "Special Trust Information" appearing in each Part I of this Prospectus.

The plan of distribution selected by a Unit holder will remain in effect until changed. Unit holders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Each year, approximately six weeks prior to the end of May, the Trustee will furnish each Unit holder a card to be returned to the Trustee not more than thirty nor less than ten days before the end of such month. Unit holders desiring to change the plan of distribution in which they are participating may so indicate on the card and return same, together with their certificate, to the Trustee. If the card and certificate are returned to the Trustee, the change will become effective as of June 16 of that year. If the card and certificate are not returned to the Trustee, the Unit holder will be deemed to have elected to continue with the same plan for the following twelve months.

The pro rata share of cash in the Principal Account of each Trust will be computed as of the fifteenth day of each month, and distributions to the Unit holders of such Trust as of such Record Date will be made on the dates specified in Part One. Proceeds from the disposition of any of the Bonds of such Trust (less any premiums due with respect to Bonds for which the Trustee has exercised the right to obtain Permanent Insurance) received after such Record Date and prior to the following Distribution Date will be held in the Principal Account of such Trust and not distributed until the next Distribution Date. The Trustee is not required to make a distribution from the Principal Account of a Trust unless the amount available for distribution shall equal at least $1.00 per Unit.

The Trustee will credit to the Interest Account of each Trust all interest received by such Trust, including that part of the proceeds (including insurance proceeds if any, paid to an Insured Trust) of any disposition of Bonds which represents accrued interest. Other receipts will be credited to the Principal Account of such Trust. The distribution to the Unit holders of a Trust as of each Record Date will be made on the following Distribution Date or shortly thereafter and shall consist of an amount substantially equal to such portion of the holder's pro rata share of the estimated annual income of such Trust after deducting estimated expenses. Except through an advancement of its own Funds, the Trustee has no cash for distribution to Unit holders until it receives interest payments on the Bonds in a Trust. The Trustee shall be reimbursed, without interest, for any such advances from funds in the Interest Account of such Trust on the ensuing Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date after the purchase, under the applicable plan of distribution. The Trustee is not required to pay interest on funds held in the Principal or Interest Account of a Trust (but may itself earn interest thereon and therefore benefit from the use of such funds).

As of the fifteenth day of each month, the Trustee will deduct from the Interest Account of each Trust and, to the extent funds are not sufficient therein, from the Principal Account of each Trust, amounts necessary to pay the expenses of such Trust. The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account of a Trust such amounts as may be necessary to cover redemption of Units of such Trust by the Trustee.

How Can Distributions to Unit Holders be Reinvested?

Universal Distribution Option. Unit holders may elect participation in a Universal Distribution Option which permits a Unit holder to direct the Trustee to distribute principal and interest payments to any other investment vehicle of which the Unit holder has an existing account. For example, at a Unit holder's direction, the Trustee would distribute automatically on the applicable distribution date interest income or principal on the participant's Units to, among other investment vehicles, a Unit holder's checking, bank savings, money market, insurance, reinvestment or any other account. All such distributions, of course, are subject to the minimum investment and sales charges, if any, of the particular investment vehicle to which distributions are directed. The Trustee will notify the participant of each distribution pursuant to the Universal Distribution Option. The Trustee will distribute directly to the Unit holder any distributions which are not accepted by the specified investment vehicle. A participant may at any time, by so notifying the Trustee in writing, elect to terminate his participation in the Universal Distribution Option and receive directly future distributions on his Units.

Distribution Reinvestment Option. The Sponsor has entered into an arrangement with Oppenheimer Management Corporation, which permits any Unit holder of a Trust to elect to have each distribution of interest income or principal on his Units automatically reinvested in shares of either the Oppenheimer Intermediate Tax-Exempt Bond Fund (the "Intermediate Series") or the Oppenheimer Insured Tax-Exempt Bond Fund (the "Insured Series"). Oppenheimer Management Corporation is the investment adviser of each Series which are open-end, diversified management investment companies. The investment objective of the Intermediate Series is to provide a high level of current interest income exempt from Federal income tax through the purchase of investment grade securities. The investment objective of the Insured Series is to provide as high a level of current interest income exempt from Federal income tax as is consistent with the assurance of the scheduled receipt of interest and principal through insurance and the preservation of capital (the income of either Series may constitute an item of preference for determining the Federal alternative minimum tax). The objectives and policies of each Series are presented in more detail in the prospectus for each Series.

Each person who purchases Units of a Trust may contact the Trustee to request a prospectus describing each Series and a form by which such person may elect to become a participant in a Distribution Reinvestment Option with respect to a Series. Each distribution of interest income or principal on the participant's Units will automatically be applied by the Trustee to purchase shares (or fractions thereof) of a Series without a sales charge and with no minimum investment requirements.

The shareholder service agent for each Series will mail to each participant in the Distribution Reinvestment Option confirmations of all transactions undertaken for such participant in connection with the receipt of distributions from The First Trust Combined Series and the purchase of shares (or fractions thereof) of a Series.

A participant may at any time, by so notifying the Trustee in writing, elect to terminate his participation in the Distribution Reinvestment Option and receive future distributions on his Units in cash. There will be no charge or other penalty for such termination. The Sponsor and Oppenheimer Management Corporation each have the right to terminate the Distribution Reinvestment Option, in whole or in part.

It should be remembered that even if distributions are reinvested through the Universal Distribution Option or the Distribution
Reinvestment Option they are still treated as distributions for income tax purposes.

What Reports Will Unit Holders Receive?

The Trustee shall furnish Unit holders of each Trust in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the last business day of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of a Trust of record, a statement as to (1) the Interest Account: interest received by such Trust (including amounts representing interest received upon any disposition of Bonds of such Trust), the amount of such interest representing insurance proceeds (if applicable), deductions for payment of applicable taxes and for fees and expenses of the Trust, redemption of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) the Principal Account: the dates of disposition of any Bonds of such Trust and the net proceeds received therefrom (excluding any portion representing interest and the premium attributable to the exercise of the right, if applicable, to obtain Permanent Insurance), deduction for payment of applicable taxes and for fees and expenses of the Trust, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) the Bonds held and the number of Units of such Trust outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) the amounts actually distributed during such calendar year from the Interest Account and from the Principal Account of such Trust, separately stated, expressed both as total dollar amounts and as dollar amounts per Unit outstanding on the Record Date for such distributions.

In order to comply with Federal and state tax reporting requirements, Unit holders will be furnished, upon request to the Trustee, evaluations of the Bonds in their Trust furnished to it by the Evaluator.

Each distribution statement will reflect pertinent information in respect of each plan of distribution so that Unit holders may be informed regarding the results of the other plan or plans of distribution.

How May Units be Redeemed?

A Unit holder may redeem all or a portion of his Units by tender to the Trustee at its unit investment trust office in the City of New York of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed as explained above (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates), and payment of applicable governmental charges, if any. No redemption fee will be charged. On the third day following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee (if such day is a day on which the New York Stock Exchange is open for trading), except that as regards Units received after the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time), the date of tender is the next day on which such Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day. Units so redeemed shall be cancelled.

Purchased Interest (if any) and other accrued interest to the settlement date paid on redemption shall be withdrawn from the Interest Account of a Trust or, if the balance therein is insufficient, from the Principal Account of such Trust. All other amounts paid on redemption shall be withdrawn from the Principal Account of the Trust.

The Redemption Price per Unit will be determined on the basis of the bid price of the Bonds in a Trust and the amount of Purchased Interest of the Trust (if any), as of the close of trading on the New York Stock Exchange on the date any such determination is made. The Redemption Price per Unit is the pro rata share of each Unit determined by the Trustee on the basis of (1) the cash on hand in the Trust or moneys in the process of being collected, (2) the value of the Bonds in such Trust based on the bid prices of the Bonds, except for those cases in which the value of the insurance, if applicable, has been added, and (3) Purchased

Interest (if any) and any other interest accrued thereon, less (a) amounts representing taxes or other governmental charges payable out of such Trust, (b) the accrued expenses of such Trust, and (c) cash held for distribution to Unit holders of record as of a date prior to the evaluation then being made. The Evaluator may determine the value of the Bonds in a Trust (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by such Trust, (2) on the basis of bid prices for bonds comparable to any Bonds for which bid prices are not available, (3) by determining the value of the Bonds by appraisal, or
(4) by any combination of the above. In determining the Redemption Price per Unit for an Insured Trust, no value will be attributed to the portfolio insurance covering the Bonds in such Trust unless such Bonds are in default in payment of principal or interest or in significant risk of such default. On the other hand, Bonds insured under a policy obtained by the Bond issuer, the underwriters, the Sponsor or others are entitled to the benefits of such insurance at all times and such benefits are reflected and included in the market value of such Bonds. See "Why and How are the Insured Trusts Insured?" For a description of the situations in which the evaluator may value the insurance obtained by an Insured Trust, see "Public Offering-How is the Public Offering Price Determined?"

The difference between the bid and offering prices of such Bonds may be expected to average 1-2% of the principal amount. In the case of actively traded bonds, the difference may be as little as 1/2 of 1% and, in the case of inactively traded bonds, such difference usually will not exceed 3%. Therefore, the price at which Units may be redeemed could be less than the price paid by the Unit holder and may be less than the par value of the Securities represented by the Units so redeemed.

The Trustee is empowered to sell underlying Bonds in a Trust in order to make funds available for redemption. To the extent that Bonds are sold, the size and diversity of such Trust will be reduced. Such sales may be required at a time when Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. Under certain extreme circumstances, the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unit holders to redeem their Units.

How May Units be Purchased by the Sponsor?

The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, which for certain Trusts includes Purchased Interest, it may purchase such Units by notifying the Trustee before 1:00 p.m. Eastern time on the next succeeding business day and by making payment therefor to the Unit holder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units. Any profit or loss resulting from the resale or redemption of such Units will belong to the Sponsor.

How May Bonds be Removed from the Fund?

The Trustee is empowered to sell such of the Bonds in each Trust on a list furnished by the Sponsor as the Trustee in its sole discretion may deem necessary to meet redemption requests or pay expenses to the extent funds are unavailable. As described in the following paragraph and in certain other unusual circumstances for which it is determined by the Depositor to be in the best interests of the Unit holders or if there is no alternative, the Trustee is empowered to sell Bonds in a Trust which are in default in payment of principal or interest or in significant risk of such default and for which value has been attributed to the insurance, if any, obtained by the Trust. See "Rights of Unit Holders-How May Units be Redeemed?" The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of Bonds in a Trust in the event of advanced refunding. The Sponsor may from time to time act as agent for a Trust with respect to selling Bonds out of a Trust. From time to time, the Trustee may retain and pay compensation to the Sponsor subject to the restrictions under the Investment Company Act of 1940, as amended.

If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor, either pursuant to the portfolio insurance, if any, or otherwise, within thirty days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Bond within thirty days after notification by the Trustee to the Sponsor of such default, the Trustee may, in its discretion, sell the defaulted Bond and not be liable for any depreciation or loss thereby incurred.

The Sponsor shall instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange and substitution for any Bonds pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Bonds or in the written opinion of the Sponsor the issuer will probably default in respect to such Bonds in the foreseeable future. Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions in the Indenture to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unit holder of the affected Trust, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated in this paragraph and under "What is the First Trust Combined Series?" for Failed Bonds, the acquisition by a Trust of any securities other than the Bonds initially deposited is prohibited.

            INFORMATION AS TO SPONSOR, TRUSTEE AND EVALUATOR

Who is the Sponsor?

Nike Securities L.P., the Sponsor, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities L.P., an Illinois limited partnership formed in 1991, acts as Sponsor for successive series of The First Trust Combined Series, the FT Series (formerly known as The First Trust Special Situations Trust), The First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds, The First Trust GNMA, Templeton Growth and Treasury Trust, Templeton Foreign Fund & U.S. Treasury Securities Trust and The Advantage Growth and Treasury Securities Trust. First Trust introduced the first insured unit investment trust in 1974 and to date more than $9 billion in First Trust unit investment trusts have been deposited. The Sponsor's employees include a team of professionals with many years of experience in the unit investment trust industry. The Sponsor is a member of the National Association of Securities Dealers, Inc. and Securities Investor Protection Corporation and has its principal offices at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number (630) 241-4141. As of December 31, 1997, the total partners' capital of Nike Securities L.P. was $11,724,071 (audited). (This paragraph relates only to the Sponsor and not to the Trust or to any series thereof or to any other Underwriter. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

Who is the Trustee?

The Trustee is The Chase Manhattan Bank, with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, 6th floor, New York, New York 10004-2413. Unit holders who have questions regarding the Trusts may call the Customer Service Help Line at 1-800-682-7520. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor Trustee. The Trustee must be a banking corporation organized under the laws of the United States or any State and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Limitations on Liabilities of Sponsor and Trustee

The Sponsor and the Trustee shall be under no liability to Unit holders for taking any action or for refraining from taking any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith, gross negligence (ordinary negligence in the case of the Trustee) or reckless disregard of their obligations and duties. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of the Fund which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

If the Sponsor shall fail to perform any of its duties under the Indenture or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, or (b) terminate the Indenture and liquidate the Trusts as provided herein, or (c) continue to act as Trustee without terminating the Indenture.

Who is the Evaluator?

The Evaluator is Securities Evaluation Service, Inc., 531 East Roosevelt Road, Suite 200, Wheaton, Illinois 60187. The Evaluator may resign or may be removed by the Sponsor and the Trustee, in which event the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unit holders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                            OTHER INFORMATION

How May the Indenture be Amended or Terminated?

The Sponsor and the Trustee have the power to amend the Indenture without the consent of any of the Unit holders when such an amendment is
(1) to cure any ambiguity or to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders (as determined in good faith by the Sponsor and the Trustee), provided that the Indenture is not amended to increase the number of Units of any Trust issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds of any Trust initially deposited in a Trust, except for the substitution of certain refunding securities for Bonds or New Bonds for Failed Bonds. In the event of any amendment, the Trustee is obligated to notify promptly all Unit holders of the substance of such amendment.

Each Trust may be liquidated at any time by consent of 100% of the Unit holders of such Trust or by the Trustee when the value of such Trust, as shown by any evaluation, is less than 20% of the aggregate principal amount of the Bonds initially deposited in the Trust or by the Trustee in the event that Units of a Trust not yet sold aggregating more than 60% of the Units of such Trust are tendered for redemption by the Underwriters, including the Sponsor. If a Trust is liquidated because of the redemption of unsold Units of the Trust by the Underwriters, the

Sponsor will refund to each purchaser of Units of such Trust the entire sales charge paid by such purchaser. The Indenture will terminate upon the redemption, sale or other disposition of the last Bond held thereunder, but in no event shall it continue beyond the Mandatory Termination Date as indicated in Part One for each Trust. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders of such Trust. Within a reasonable period after termination, the Trustee will sell any Bonds remaining in the Trust, and, after paying all expenses and charges incurred by such Trust, will distribute to each Unit holder of such Trust (including the Sponsor if it then holds any Units), upon surrender for cancellation of his Certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Accounts of such Trust, all as provided in the Indenture.

Legal Opinions

The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Booth & Baron, 122 East 42nd Street, Suite 1507, New York, New York 10168, acts as special counsel for the Fund for New York tax matters for Series 1, 2 and 3 of the Fund. Winston & Strawn (previously named Cole & Deitz), 175 Water Street, New York, New York 10038 acts as counsel for the Trustee and as special counsel for the Fund for New York Tax matters for Series 4-125 of the Fund. Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005, acts as counsel for the Trustee and as special counsel for the Fund for New York tax matters for Series 126 and subsequent Series of the Fund. For information with respect to state and local tax matters, including the State Trust special counsel for such matters, see Part Three for each Trust.

Experts

The statements of net assets, including the portfolios, of each Trust contained in Part One of the Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere therein and in the Registration Statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                      DESCRIPTION OF BOND RATINGS*

Standard & Poor's. A brief description of the applicable Standard & Poor's rating symbols and their meanings follow:

A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

l. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

ll.  Nature of and provisions of the obligation;

lll. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA-Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.**

AA-Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A-Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his/her own judgment with respect to such likelihood and risk.

Credit Watch: Credit Watch highlights potential changes in ratings of bonds and other fixed income securities. It focuses on events and trends which place companies and government units under special surveillance by S&P's 180-member analytical staff. These may include mergers, voter referendums, actions by regulatory authorities, or developments gleaned from analytical reviews. Unless otherwise noted, a rating decision will be made within 90 days. Issues appear on Credit Watch where an event, situation, or deviation from trends occurred and needs to be evaluated as to its impact on credit ratings. A listing, however, does not mean a rating change is inevitable. Since S&P continuously monitors all of its ratings, Credit Watch is not intended to include all issues under review. Thus, rating changes will occur without issues appearing on Credit Watch.

_____________
*As published by the rating companies.

**Bonds insured by Financial Guaranty Insurance Company, AMBAC Indemnity Corporation, Municipal Bond Investors Assurance Corporation, Connie Lee Insurance Company, Financial Security Assurance and Capital Guaranty Insurance Company are automatically rated "AAA" by Standard & Poor's.

Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follow:

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat large than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

A 1 and Baa 1-Bonds which are rated A 1 and Baa 1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

Baa-Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations will move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con.(---)-Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction,
(b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Fitch Investors Service, Inc. A brief description of the applicable Fitch Investors Service, Inc. rating symbols and their meanings follow:

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments.

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

CONTENTS:
The First Trust Combined Series:
What is The First Trust Combined Series?                  3
What are Estimated Long-Term Return and
   Estimated Current Return?                              8
How are Purchased Interest and Accrued
    Interest Treated?                                     9
Why and How are the Insured Trusts Insured?              10
What is the Federal Tax Status of Unit Holders?          16
What are the Expenses and Charges?                       16
Public Offering:
   How is the Public Offering Price Determined?          17
   How are Units Distributed?                            20
   What are the Sponsor's Profits?                       20
Rights of Unit Holders:
   How are Certificates Issued and Transferred?          20
   How are Interest and Principal Distributed?           21
   How can Distributions to Unit Holders be
      Reinvested?                                        22
   What Reports will Unit Holders Receive?               23
   How May Units be Redeemed?                            23
   How May Units be Purchased by the Sponsor?            24
   How May Bonds be Removed from the Fund?               24
Information as to Sponsor, Trustee and Evaluator:
   Who is the Sponsor?                                   25
   Who is the Trustee?                                   25
   Limitations on Liabilities of Sponsor and Trustee     26
   Who is the Evaluator?                                 26
Other Information:
   How May the Indenture be Amended or
      Terminated?                                        26
   Legal Opinions                                        27
   Experts                                               27
   Description of Bond Ratings                           28

                                __________

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL INFORMATION SET FORTH IN THE
REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE FUND HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

                      PLEASE RETAIN THIS PROSPECTUS
                          FOR FUTURE REFERENCE

                   FIRST TRUST (REGISTERED TRADEMARK)


                             THE FIRST TRUST
                             COMBINED SERIES

                               Prospectus
                                 Part Two
                              May 29, 1998

                   First Trust (registered trademark)
                     1001 Warrenville Road, Suite 300
                           Lisle, Illinois 60532
                               1-630-241-4141

                                Trustee:

                        The Chase Manhattan Bank
                       4 New York Plaza, 6th floor
                      New York, New York 10004-2413
                             1-800-682-7520

                          THIS PART TWO MUST BE
                         ACCOMPANIED BY PART ONE
                             AND PART THREE.

                          NATIONAL TRUST SERIES

         The First Trust (registered trademark) Combined Series
               The First Trust of Insured Municipal Bonds
                        The First Trust Advantage

PROSPECTUS                        NOTE: THIS PART THREE PROSPECTUS
Part Three                                   MAY ONLY BE USED WITH
Dated March 31, 1998                         PART ONE AND PART TWO

Federal Tax Status of Unit Holders

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities. In addition, with respect to State Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which the issuers of such Bonds are located, from State income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor, Chapman and Cutler, nor any of the Special Counsel to the Fund for State tax matters have made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received prior to the date on which interest is determined to be taxable.

Gain realized on the sale or redemption of the Bonds by the Trustee or of a Unit by a Unit holder is includable in gross income for Federal income tax purposes and may be includable in gross income for state tax purposes. (Such gain does not include any amounts received in respect of accrued interest or accrued original issue discount, if any.) If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year.

For purposes of the following opinions, it is assumed that each asset of the Trust is debt the interest on which is excluded from gross income for Federal income tax purposes. At the time of the closing for each Trust, Chapman and Cutler, Counsel for the Sponsor, rendered an opinion under then existing law substantially to the effect that:

(1) the Trusts are not associations taxable as corporations for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986 (the "Code") will retain its status for Federal income tax purposes, when received by the Trusts and distributed to a Unit holder; however, such interest may be taken into account in computing the alternative minimum tax and the additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax"), as noted below. See "Certain Tax Matters Applicable to Corporate Unit Holders";

                     ALL PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(2) each Unit holder is considered to be the owner of a pro rata portion of each asset of the respective Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when the Trust disposes of a Bond, or when the Unit holder redeems or sells his Units. If the Unit holder disposes of a Unit, he is deemed thereby to have disposed of his entire pro rata interest in all assets of the Trust involved including his pro rata portion of all the Bonds represented by the Unit. The Taxpayer Relief Act of 1997 (the "1997 Act") includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g. short sales, offsetting notional principal contracts, futures or forward contracts or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unit holders should consult their own tax advisors with regard to any such constructive sale rules. Unit holders must reduce the tax basis of their Units for their share of accrued interest received by the respective Trust, if any, on Bonds before the date the Trust acquired ownership of the Bonds (and the amount of this reduction may exceed the amount of accrued interest paid to the seller) and, consequently, such Unit holders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unit holder (subject to various non-recognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unit holder's pro rata share of the total proceeds from such disposition with the Unit holder's basis for his or her fractional interest in the asset disposed of. In the case of a Unit holder who purchases Units, such basis (before adjustment for accrued original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the valuation date nearest the date of acquisition of the Units. Unit holders should consult their own tax advisers with regard to the calculation of basis. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unit holder realizing a taxable gain when his Units are sold or redeemed for an amount equal to or less than his original cost; and

(3) any insurance proceeds paid under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price") to prior owners. If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. The application of these rules will also vary depending on the value of the Bond on the date a Unit holder acquires his Unit, and the price the Unit holder pays for his Unit. Unit holders should consult their tax advisers regarding these rules and their application. See "Portfolio" appearing in Part One for each Trust for information relating to Bonds, if any, issued at an original issue discount.

The Revenue Reconciliation Act of 1993 (the "Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to statutory de minimis rule. Market discount can arise based on the price a Trust pays for Bonds or the price a Unit holder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Bond would be recognized as ordinary income by the Unit holders when principal payments are received on the Bond, upon sale or at redemption (including early redemption) or upon the sale or redemption of his or her Units, unless a Unit holder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unit holders should consult their tax advisers regarding these rules and their application.

Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section 265 of the Code, certain financial institutions that acquire Units generally would not be able to deduct any of the interest expense attributable to ownership of Units. Legislative proposals have been made that would extend the financial institution rules to certain other corporations including securities dealers and other financial intermediaries. Investors with questions regarding these issues should consult with their tax advisers.

In the case of certain of the Bonds in a Trust, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be excludable from Federal gross income, although interest on such Bonds received by others would be excludable from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes he or she may be a substantial user or related person as so defined should contact his tax adviser.

ALL STATEMENTS OF LAW IN THE PROSPECTUS CONCERNING EXCLUSION FROM GROSS INCOME FOR FEDERAL, STATE OR OTHER TAX PURPOSES ARE THE OPINIONS OF COUNSEL AND ARE TO BE SO CONSTRUED.

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler has made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the basis for such opinions.

In general, Section 86 of the Code provides that 50% of Social Security benefits are includable in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of the Social Security benefits received exceeds the "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.

In addition, under the Tax Act, for taxable years beginning after December 31 1993, up to 85% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from a Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain private activity bonds (which includes most industrial and housing revenue bonds) issued on or after August 8, 1986 is included as an item of tax preference. EXCEPT AS OTHERWISE NOTED IN PART ONE FOR CERTAIN TRUSTS, THE TRUSTS DO NOT INCLUDE ANY SUCH PRIVATE ACTIVITY BONDS ISSUED ON OR AFTER THAT DATE.

For taxpayers other than corporations, net capital gains (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) are subject to a maximum marginal stated tax rate of either 28% or 20%, depending upon the holding period of the capital assets. Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. Generally, capital gain realized from assets held for more than one year but not more than 18 months are taxed at a maximum marginal stated tax rate of 28% and capital gains realized from assets (with certain exclusions) held for more than 18 months are taxed at a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Further, capital gains realized from assets held for one year or less are taxed at the same rate as ordinary income. Legislation is currently pending that provides the appropriate methodology that should be applied in netting the realized capital gains and losses. Such legislation is proposed to be effective retroactively for tax years ending after May 6, 1997. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the Unit. It should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed.

In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Unit holders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

Certain Tax Matters Applicable to Corporate Unit Holders. In the case of certain corporations, the alternative minimum tax and the Superfund Tax for taxable years beginning after December 31, 1986 depend upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trusts. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. Legislative proposals have been introduced that would reinstate the Superfund Tax for taxable years beginning after December 31, 1997 and before January 1, 2009. Under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Bonds in the Trust. Unit holders should consult their tax advisers with respect to the particular tax consequences to them, including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

Ownership of the Units may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations, subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisers as to the applicability of any such collateral consequences.

At the time of the closing, Winston & Strawn (previously named Cole & Deitz), Special Counsel to Series 4-125 of the Fund for New York tax matters, rendered an opinion under then existing income tax laws of the State and City of New York, substantially to the effect that each Trust in Series 4-125 of the Fund is not an association taxable as a corporation and the income of each Trust in Series 4-125 of the Fund will be treated as the income of the Unit holder in the same manner as for Federal income tax purposes (subject to differences in accounting for discount and premium to the extent the State and/or City of New York do not conform to current Federal law).

At the time of the closing, Carter, Ledyard & Milburn, Special Counsel to the Fund for New York tax matters for Series 126 and subsequent Series of the Fund, rendered an opinion under then existing income tax laws of the State and City of New York, substantially to the effect that each Trust will not constitute an association taxable as a corporation under New York law, and accordingly will not be subject to the New York State franchise tax or the New York City general corporation tax. Under the income tax laws of the State and City of New York, the income of each Trust will be considered the income of the holders of the Units.

All statements in the Prospectus concerning exclusion from gross income for Federal, state or other are the opinions of Counsel and are to be so construed.

Certain Considerations

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the National Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the National Trusts to pay interest on or principal of the Bonds.

                          National Trust Series

         The First Trust (registered trademark) Combined Series
               The First Trust of Insured Municipal Bonds
                        The First Trust Advantage

                          PART THREE PROSPECTUS
                Must be Accompanied by Parts One and Two

                 SPONSOR:    Nike Securities L.P.
                             1001 Warrenville Road
                             Lisle, Illinois 60532
                             (800) 621-1675

                 TRUSTEE:    The Chase Manhattan Bank
                             4 New York Plaza, 6th floor
                             New York, New York 10004-2413

            LEGAL COUNSEL    Chapman and Cutler
              TO SPONSOR:    111 West Monroe Street
                             Chicago, Illinois 60603

            LEGAL COUNSEL    Carter, Ledyard & Milburn
              TO TRUSTEE:    2 Wall Street
                             New York, New York 10005

              INDEPENDENT    Ernst & Young LLP
                AUDITORS:    Sears Tower
                             233 South Wacker Drive
                             Chicago, Illinois 60606

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE TRUST HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

    PLEASE RETAIN ALL PARTS OF THIS PROSPECTUS FOR FUTURE REFERENCE.
Page 6



                         CALIFORNIA TRUST SERIES

         The First Trust (registered trademark) Combined Series
         The First Trust of Insured Municipal Bonds-Multi-State
                        The First Trust Advantage

PROSPECTUS                           NOTE: THIS PART THREE PROSPECTUS
Part Three                                      MAY ONLY BE USED WITH
Dated May 29, 1998                              PART ONE AND PART TWO

Federal Tax Status of Unit Holders

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities. In addition, with respect to State Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which the issuers of such Bonds are located, from State income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor, Chapman and Cutler, nor any of the Special Counsel to the Fund for State tax matters have made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received prior to the date on which interest is determined to be taxable.

Gain realized on the sale or redemption of the Bonds by the Trustee or of a Unit by a Unit holder is includable in gross income for Federal income tax purposes and may be includable in gross income for state tax purposes. (Such gain does not include any amounts received in respect of accrued interest or accrued original issue discount, if any.) If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year.

For purposes of the following opinions, it is assumed that each asset of the Trust is debt the interest on which is excluded from gross income for Federal income tax purposes. At the time of the closing for each Trust, Chapman and Cutler, Counsel for the Sponsor, rendered an opinion under then existing law substantially to the effect that:

(1) the Trusts are not associations taxable as corporations for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986 (the "Code") will retain its status for Federal income tax purposes, when received by the Trusts and distributed to a Unit holder; however, such interest may be taken into account in computing the alternative minimum tax and the additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax"), as noted below. See "Certain Tax Matters Applicable to Corporate Unit Holders";

    ALL PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(2) each Unit holder is considered to be the owner of a pro rata portion of each asset of the respective Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when the Trust disposes of a Bond, or when the Unit holder redeems or sells his Units. If the Unit holder disposes of a Unit, he is deemed thereby to have disposed of his entire pro rata interest in all assets of the Trust involved including his pro rata portion of all the Bonds represented by the Unit. The Taxpayer Relief Act of 1997 (the "1997 Act") includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g. short sales, offsetting notional principal contracts, futures or forward contracts or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unit holders should consult their own tax advisors with regard to any such constructive sale rules. Unit holders must reduce the tax basis of their Units for their share of accrued interest received by the respective Trust, if any, on Bonds before the date the Trust acquired ownership of the Bonds (and the amount of this reduction may exceed the amount of accrued interest paid to the seller) and, consequently, such Unit holders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unit holder (subject to various non-recognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unit holder's pro rata share of the total proceeds from such disposition with the Unit holder's basis for his or her fractional interest in the asset disposed of. In the case of a Unit holder who purchases Units, such basis (before adjustment for accrued original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the valuation date nearest the date of acquisition of the Units. Unit holders should consult their own tax advisers with regard to the calculation of basis. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unit holder realizing a taxable gain when his Units are sold or redeemed for an amount equal to or less than his original cost; and

(3) any insurance proceeds paid under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price") to prior owners. If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. The application of these rules will also vary depending on the value of the Bond on the date a Unit holder acquires his Unit, and the price the Unit holder pays for his Unit. Unit holders should consult their tax advisers regarding these rules and their application. See "Portfolio" appearing in Part One for each Trust for information relating to Bonds, if any, issued at an original issue discount.

The Revenue Reconciliation Act of 1993 (the "Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to statutory DE MINIMIS rule. Market discount can arise based on the price a Trust pays for Bonds or the price a Unit holder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Bond would be recognized as ordinary income by the Unit holders when principal payments are received on the Bond, upon sale or at redemption (including early redemption) or upon the sale or redemption of his or her Units, unless a Unit holder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unit holders should consult their tax advisers regarding these rules and their application.

Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section 265 of the Code, certain financial institutions that acquire Units generally would not be able to deduct any of the interest expense attributable to ownership of Units. Legislative proposals have been made that would extend the financial institution rules to certain other corporations including securities dealers and other financial intermediaries. Investors with questions regarding these issues should consult with their tax advisers.

In the case of certain of the Bonds in a Trust, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be excludable from Federal gross income, although interest on such Bonds received by others would be excludable from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes he or she may be a substantial user or related person as so defined should contact his tax adviser.

ALL STATEMENTS OF LAW IN THE PROSPECTUS CONCERNING EXCLUSION FROM GROSS INCOME FOR FEDERAL, STATE OR OTHER TAX PURPOSES ARE THE OPINIONS OF COUNSEL AND ARE TO BE SO CONSTRUED.

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler has made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the basis for such opinions.

In general, Section 86 of the Code provides that 50% of Social Security benefits are includable in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of the Social Security benefits received exceeds the "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.

In addition, under the Tax Act, for taxable years beginning after December 31 1993, up to 85% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from a Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain private activity bonds (which includes most industrial and housing revenue bonds) issued on or after August 8, 1986 is included as an item of tax preference. EXCEPT AS OTHERWISE NOTED IN PART ONE FOR CERTAIN TRUSTS, THE TRUSTS DO NOT INCLUDE ANY SUCH PRIVATE ACTIVITY BONDS ISSUED ON OR AFTER THAT DATE.

For taxpayers other than corporations, net capital gains (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) are subject to a maximum marginal stated tax rate of either 28% or 20%, depending upon the holding period of the capital assets. Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. Generally, capital gain realized from assets held for more than one year but not more than 18 months are taxed at a maximum marginal stated tax rate of 28% and capital gains realized from assets (with certain exclusions) held for more than 18 months are taxed at a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Further, capital gains realized from assets held for one year or less are taxed at the same rate as ordinary income. Legislation is currently pending that provides the appropriate methodology that should be applied in netting the realized capital gains and losses. Such legislation is proposed to be effective retroactively for tax years ending after May 6, 1997. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the Unit. It should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed.

In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Unit holders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

Certain Tax Matters Applicable to Corporate Unit Holders. In the case of certain corporations, the alternative minimum tax and the Superfund Tax for taxable years beginning after December 31, 1986 depend upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trusts. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. Legislative proposals have been introduced that would reinstate the Superfund Tax for taxable years beginning after December 31, 1997 and before January 1, 2009. Under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Bonds in the Trust. Unit holders should consult their tax advisers with respect to the particular tax consequences to them, including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

Ownership of the Units may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations, subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisers as to the applicability of any such collateral consequences.

At the time of the closing, Winston & Strawn (previously named Cole & Deitz), Special Counsel to Series 4-125 of the Fund for New York tax matters, rendered an opinion under then existing income tax laws of the State and City of New York, substantially to the effect that each Trust in Series 4-125 of the Fund is not an association taxable as a corporation and the income of each Trust in Series 4-125 of the Fund will be treated as the income of the Unit holder in the same manner as for Federal income tax purposes (subject to differences in accounting for discount and premium to the extent the State and/or City of New York do not conform to current Federal law).

At the time of the closing, Carter, Ledyard & Milburn, Special Counsel to the Fund for New York tax matters for Series 126 and subsequent Series of the Fund, rendered an opinion under then existing income tax laws of the State and City of New York, substantially to the effect that each Trust will not constitute an association taxable as a corporation under New York law, and accordingly will not be subject to the New York State franchise tax or the New York City general corporation tax. Under the income tax laws of the State and City of New York, the income of each Trust will be considered the income of the holders of the Units.

All statements in the Prospectus concerning exclusion from gross income for Federal, state or other are the opinions of Counsel and are to be so construed.

California Tax Status of Unit Holders

At the time of the closing for each California Trust, Special Counsel to the Fund for California tax matters rendered an opinion under then existing California income and property tax law applicable to taxpayers whose income is subject to California income taxation substantially to the effect that:

Each California Trust is not an association taxable as a corporation and the income of a California Trust will be treated as the income of the Unit holders under the income tax laws of California.

Interest on the underlying securities (which may include bonds or other obligations issued by the governments of Puerto Rico, the Virgin Islands, Guam or the Northern Mariana Islands) which is exempt from tax under California personal income tax and property tax laws when received by a California Trust will, under such laws, retain its status as tax-exempt interest when distributed to Unit holders. However, interest on the underlying securities attributed to a Unit holder which is a corporation subject to the California franchise tax laws may be includable in its gross income for purposes of determining its California franchise tax.

Under California income tax law, each Unit holder in a California Trust will have a taxable event when a California Trust disposes of a security (whether by sale, exchange, redemption or payment at maturity) or when the Unit holder redeems or sells Units. Because of the requirement that tax cost basis be reduced to reflect amortization of bond premium, under some circumstances a Unit holder may realize taxable gain when Units are sold or redeemed for an amount equal to, or less than, their original cost. The total tax cost of each Unit to a Unit holder is allocated among each of the bond issues held in a California Trust (in accordance with the proportion of a California Trust comprised by each bond issue) in order to determine his per unit tax cost for each bond issue; and the tax cost reduction requirements relating to amortization of bond premium will apply separately to the per unit cost of each bond issue; and the tax cost reduction requirements relating to amortization of bond premium will apply separately to the per unit cost of each bond issue. Unit holders' bases in their Units, and the bases for their fractional interest in each California Trust asset, may have to be adjusted for their pro rata share of accrued interest received, if any, on securities delivered after the Unit holders' respective settlement dates.

Under the California personal property tax laws, bonds (including the bonds in a California Trust as well as "regular-way" and "when-issued" contracts for the purchase of bonds) or any interest therein is exempt from such tax.

Any proceeds paid under an insurance policy issued to the Trustee of a Trust with respect to the bonds in a California Trust as well as "regular-way" and "when-issued" contracts for the purchase of bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from California personal income tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

Under Section 17280(b)(2) of the California Revenue and Taxation Code, interest on indebtedness incurred or continued to purchase or carry Units of a California Trust is not deductible for the purposes of the California personal income tax. While there presently is no California authority interpreting this provision, Section 17280(b)(2) directs the California Franchise Tax Board to prescribe regulations determining the proper allocation and apportionment of interest costs for this purpose. The Franchise Tax Board has not yet proposed or prescribed such regulations. In interpreting the generally similar Federal provision, the Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (although the Service has not contended that a deduction for interest on indebtedness incurred to purchase or improve a personal residence or to purchase goods or services for personal consumption will be disallowed). In the absence of conflicting regulations or other California authority, the California Franchise Tax Board generally has interpreted California statutory tax provisions in accord with Internal Revenue Service interpretations of similar Federal provisions.

FOR INFORMATION WITH RESPECT TO THE FEDERAL INCOME TAX STATUS AND OTHER TAX MATTERS, SEE "WHAT IS THE FEDERAL TAX STATUS OF UNIT HOLDERS?"

Certain Considerations

Economic Factors. Each California Trust is susceptible to political, economic or regulatory factors affecting issuers of California municipal obligations (the "California Municipal Obligations"). These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following information provides only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California Municipal Obligations.

There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances generally, will not adversely affect the market value of California Municipal Obligations held in the portfolio of a Trust or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

Since the recession in California in the early 1990's, California has made a significant recovery. Deep cuts in the nation's defense budget were the main reason that California's downturn was so severe. By 1996, nearly 60% of California's more than 385,000 aerospace jobs had been eliminated. In addition, California suffered more than two-thirds of all of the nation's job losses resulting from military base closures. Federal Department of Defense civilian employment in California is down more than 60,000 from the late 1980's peak and is still falling.

Yet, in 1997, California's economy outperformed the national economy due to strong growth in high-technology manufacturing and services. Employment growth was 3.1% in 1997, adding approximately 400,000 new jobs. Since 1995, California's rate of job growth has been roughly one and one-half times the national average rate of increase. Among industries, business services is the leading job producer, adding close to 70,000 jobs in 1997. One-third of that increase was concentrated in computer software. Construction was California's second leading source of new jobs in 1997, adding nearly 50,000 jobs, driven by a 28% increase in nonresidential building activity. California's large labor force, at 15,873,000 in 1997, had an unemployment rate of 6.3% in 1997. In comparison, the 1997 unemployment rate for the United States was 4.9%.

Personal income grew by 7.2% in 1997. Personal income exceeded the national rate of increase by a considerable margin. Wage and salary increased by 7.7%; proprietors' growth was 7.9%; and an increase in property income (dividends, interest, and rent) was over 9.3%. In contrast, transfer payments (including unemployment insurance, welfare, Social Security, and Medicare) were up only 2% in 1997, the smallest gain in more than 60 years.

California is the nation's leading export state, with shipments of California-made goods to other countries exceeding $100 billion in 1996. California exports 15 to 16% of its trillion dollar domestic product to other countries, compared to less than 11% for the U.S. as a whole. Events in Asia could have implications for California. Over half of California-made goods exports are sold to Asia, and the State has already seen declines in cargoes destined for Japan, South Korea,

Singapore and Malaysia. At the same time, strong growth continues in exports to Taiwan, Hong Kong, and Mexico. Overall, exports of California-made goods slowed to 2% growth in the first half of 1997, from over 8% the year before. Strong export growth was a major element during the initial stages of the State's recovery in 1994 and 1995. The upturn has broadened sufficiently over the last two years, to the point that California is now posting solid gains in employment and income despite the slowing of exports.

For 1998, California's economy should continue to see robust growth. Nonfarm employment is expected to increase 2.8% or 365,000 jobs.
Unemployment is expected to drop to 5.6% in 1998. Personal income is projected to drop slightly to a 6.3% increase in 1998.

During 1997, several tax reform and business measures were enacted. California's Workers' Compensation system, which previously had some of the highest premiums and lowest benefits in the nation, was reformed with a 40% premium reduction, saving employers more than $4 billion per year. The Bank and Corporation tax was cut by 5% to 8.84%, thus lowering the cost of doing business in California by $300 million per year. The tax rate on Subchapter "S" corporations was reduced from 2.5% to 1.5%, and the requirements for qualification for Subchapter "S" status were conformed to recent federal law changes. Personal income taxes were reduced by $1.1 billion in 1997 and, when the tax package is fully implemented in 1999-2000, the personal income tax cut will total $800 million.

Constitutional Limitations on Taxes and Appropriations

Limitation on Taxes. Certain California municipal obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to the rate of inflation, not to exceed 2% per year or decline in value, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13 and on June 18, 1992, the U.S. Supreme Court announced a decision upholding Proposition 13.

Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed non-voter approved levy of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

Appropriations Limits. California and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively.
Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979 or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 by Proposition 111 to follow more closely growth in California's economy.

"Excess" revenues are measured over a two-year cycle. With respect to local governments, excess revenues must be returned by a revision of tax rates or fee schedules within the two subsequent fiscal years. The appropriations limit for a local government may be overridden by referendum under certain conditions for up to four years at a time. With respect to the State, 50% of any excess revenues is to be distributed to K-12 school districts and community college districts (collectively, "K-14 districts") and the other 50% is to be refunded to taxpayers. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years.

Because of the complex nature of Articles XIIIA and XIIIB of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of Article XIIIA or Article XIIIB on California Municipal Obligations or the ability of California or local governments to pay debt service on such California Municipal Obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either
Article XIIIA or Article XIIIB, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California. Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. The State had $14.9 billion aggregate principal amount of non-self liquidating general obligation bonds outstanding, and $6.4 billion authorized and unissued, as of December 31, 1997. Outstanding lease revenue bonds totaled $7.2 billion as of December 31, 1997, and are estimated to total $7.5 billion as of June 30, 1998.

From July 1, 1996 to July 1, 1997, the State issued approximately $1.03 billion in non-self liquidating general obligation bonds and $1.26 billion in revenue bonds. Refunding bonds, which are used to refinance existing long-term debt, accounted for none of the general obligation bonds and $841.38 million of the revenue bonds.

General Fund general obligation debt service expenditures for fiscal year 1996-97 were $1.92 billion, and are estimated at $1.89 billion for fiscal year 1997-98.

Recent Financial Results. California maintains a Special Fund for Economic Uncertainties (the "Economic Uncertainties Fund"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund. As of November 30, 1997, the General Fund had outstanding internal loans from Special Funds of $2.8 billion (in addition, there are $3 billion of external loans represented by the 1997 Revenue Anticipation Notes, which mature on June 30, 1998). The revised projected 1997-98 fiscal year balance in the General Fund Reserve for Economic Uncertainties is $329 million. Special Fund revenues are estimated at $14.2 billion for the 1997-98 fiscal year and appropriated Special Fund expenditures at $14.4 billion.

The Budget. California's solid economic performance during 1997 led to healthy revenue growth. General Fund collections grew by over 6% in fiscal year 1996-97 to reach $49.2 billion, an increase of $2.9 billion from the prior year. Revenue for the 1997-98 and 1998-99 fiscal years is expected to reach $52.9 billion and $55.4 billion, respectively. This represents annual growth of $3.7 billion (7.5%) for 1997-98 and $2.5 billion (4.7%) for 1998-99.

Overall, General Fund revenues and transfers represent nearly 80% of total revenues. The remaining 20% are special funds dedicated to specific programs. The three largest revenue sources (personal income, sales, and bank and corporation) account for about 75% of total revenues with personal income comprising 50% of the total. The personal income tax in fiscal year 1997 was $23,273 million and is expected to increase 11.6% for 1997-98 and 6.4% for 1998-99. The enactment of the Federal Taxpayer Relief Act of 1997 is expected to result in changes in taxpayer behavior that will generate additional State revenue (from increased capital gains realizations), adding $480 million to personal income tax receipts in 1997-98 and $560 million in 1998-99.

Expenditures for the 1996-97 fiscal year were $49.1 billion, an 8% increase. Expenditures for the 1997-98 fiscal year are estimated at $53.0 billion. As of June 30, 1997, the General Fund balance was $906 million. The estimate for June 30, 1998 is $773.8 million.

Proposed 1998-99 Budget. The Governor's proposed budget for fiscal year 1998-99 is designed to further economic growth, educational reform, public safety, and maintain government and environmental quality. K-12 education remains the State's top funding priority. The Budget includes $350 million to lengthen the school year to 180 days. The Budget fully funds the fourth and final year of the Governor's "Compact with Higher Education" and calls for the development of a new compact with UC and CSU. The Budget provides $50 million in General Fund and $200 million in a proposed bond to capitalize the Infrastructure and Development Bank, which will help businesses locate and expand in California. The Budget also proposes a $7 billion investment plan to maintain and build the State's school system, water supply, prisons, natural resources, and other important infrastructure.

Bond Rating. The State's general obligation bonds have received ratings of "A1" by Moody's Investors Service, "A+" by Standard & Poor's Ratings Group and "A+" by Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.). There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Cash Management Policies. Cash temporarily idle during each fiscal year is invested in the Pooled Money Investment Account (PMIA). The investment of PMIA is restricted by law to the following categories:
U.S. Government securities, securities of federally sponsored agencies, domestic corporate bonds, bank notes, interest-bearing time deposits in California banks and savings and loan associations, prime commercial paper, repurchase and reverse repurchase agreements, security loans, bankers' acceptances, negotiable certificates of deposit, and loans to various bond funds. The average daily investment balance for the year ended June 30, 1997, amounted to $28.3 billion, with an average effective yield of 5.6%. For the year ended June 30, 1996, the average daily investment was $26.6 billion and the average effective yield was 5.71%. Total earnings of the PMIA for fiscal year 1996-97 amounted to $1.6 billion.

Legal Proceedings. The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. In January of 1997, California experienced major flooding in six different areas with current estimates of property damage to be approximately $1.6 to $2 billion. One lawsuit has been filed by 500 homeowners and more lawsuits are expected. Exposure from all of the anticipated cases arising from these floods could total approximately $2 billion.

The primary government is a defendant in Ceridian Corporation v. Franchise Tax Board, a suit which challenges the validity of two sections of the California tax laws. The first relates to deduction from corporate taxes for dividends received from insurance companies to the extent the insurance companies have California activities. The second relates to corporate deduction of dividends to the extent the earnings of the dividend paying corporation have already been included in the measure of their California tax. If both sections of the California Tax law are invalidated, and all dividends become deductible, then the General fund can become liable for approximately $200-$250 million annually.

Obligations of Other Issuers

Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of the obligations backed by the full faith and credit of the State.

State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues.

To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may be further reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. At least one rural county (Butte) publicly announced that it might enter bankruptcy proceedings in August 1990, although such plans were put off after the Governor approved legislation to provide additional funds for the county. Other counties have also indicated that their budgetary condition is extremely grave. The Richmond Unified School District (Contra Costa County) entered bankruptcy proceedings in May 1991 but the proceedings were dismissed. Los Angeles County, the largest in the State, has reported severe fiscal problems, leading to a nominal $1.2 billion deficit in its $11 billion budget for the 1995-96 fiscal year. To balance the budget, the county imposed severe cuts in services, particularly for health care. The Legislature is considering actions to help alleviate the County's fiscal problems, but none were completed before August 15, 1995. As a result of its bankruptcy proceedings (discussed further below) Orange County also implemented stringent cuts in services and laid off workers.

Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

California Long-Term Lease Obligations. Certain California long-term lease obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

Several years ago, the Richmond Unified School District (the "District") entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a State receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders, in which the State was named defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the District's lease. The trial court has upheld the validity of the lease and the case has been settled. Any judgment in a future case against the position asserted by the Trustee in the Richmond case may have adverse implications for lease transactions of a similar nature by other California entities.

Other Considerations. The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted. Nor is it presently possible to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of State revenues to local governments or the abilities of State or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California, in 1989, and southern California, in 1994, experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in a California Trust could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

On December 7, 1994, Orange County, California (the "County"), together with its pooled investment fund (the "County Pooled Fund") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the County Pooled Fund had suffered significant market losses in its investments caused a liquidity crisis for the County Pooled Fund and the County. More than 180 other public entities, most but not all located in the County, were depositors in the County Pooled Fund. As of mid-January 1995, the County estimated that the County Pooled Fund had lost about $1.64 billion, or 23%, of its initial deposits of around $7.5 billion. The Pooled Fund has been almost completely restructured to reduce its exposure to changes in County interest rates. Many of the entities which kept moneys in the County Pooled Fund, including the County, faced cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. The County and some of these entities have, and others may in the future, default in payment of their obligations. At that time, Moody's and Standard & Poor's suspended, reduced to below investment grade levels, or placed on "Credit Watch" various securities of the County and the entities participating in the Pooled Fund.

The State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, although under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the California Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the California Trusts to pay interest on or principal of the Bonds.

                         CALIFORNIA TRUST SERIES

         The First Trust (registered trademark) Combined Series
         The First Trust of Insured Municipal Bonds-Multi-State
                        The First Trust Advantage

                          PART THREE PROSPECTUS
                Must be Accompanied by Parts One and Two

                 SPONSOR:    Nike Securities L.P.
                             1001 Warrenville Road
                             Lisle, Illinois 60532
                             (800) 621-1675

                 TRUSTEE:    The Chase Manhattan Bank
                             4 New York Plaza, 6th floor
                             New York, New York 10004-2413

            LEGAL COUNSEL    Chapman and Cutler
              TO SPONSOR:    111 West Monroe Street
                             Chicago, Illinois 60603

            LEGAL COUNSEL    Carter, Ledyard & Milburn
              TO TRUSTEE:    2 Wall Street
                             New York, New York 10005

              INDEPENDENT    Ernst & Young LLP
                AUDITORS:    Sears Tower
                             233 South Wacker Drive
                             Chicago, Illinois 60606

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE TRUST HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

    PLEASE RETAIN ALL PARTS OF THIS PROSPECTUS FOR FUTURE REFERENCE.

                        CONNECTICUT TRUST SERIES

         The First Trust (registered trademark) Combined Series
         The First Trust of Insured Municipal Bonds-Multi-State
                        The First Trust Advantage

PROSPECTUS                           NOTE: THIS PART THREE PROSPECTUS
Part Three                                      MAY ONLY BE USED WITH
Dated March 31, 1998                            PART ONE AND PART TWO

Federal Tax Status of Unit Holders

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities. In addition, with respect to State Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which the issuers of such Bonds are located, from State income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor, Chapman and Cutler, nor any of the Special Counsel to the Fund for State tax matters have made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received prior to the date on which interest is determined to be taxable.

Gain realized on the sale or redemption of the Bonds by the Trustee or of a Unit by a Unit holder is includable in gross income for Federal income tax purposes and may be includable in gross income for state tax purposes. (Such gain does not include any amounts received in respect of accrued interest or accrued original issue discount, if any.) If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year.

For purposes of the following opinions, it is assumed that each asset of the Trust is debt the interest on which is excluded from gross income for Federal income tax purposes. At the time of the closing for each Trust, Chapman and Cutler, Counsel for the Sponsor, rendered an opinion under then existing law substantially to the effect that:

(1) the Trusts are not associations taxable as corporations for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986 (the "Code") will retain its status for Federal income tax purposes, when received by the Trusts and distributed to a Unit holder; however, such interest may be taken into account in computing the alternative minimum tax and the additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax"), as noted below. See "Certain Tax Matters Applicable to Corporate Unit Holders";

ALL PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(2) each Unit holder is considered to be the owner of a pro rata portion of each asset of the respective Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when the Trust disposes of a Bond, or when the Unit holder redeems or sells his Units. If the Unit holder disposes of a Unit, he is deemed thereby to have disposed of his entire pro rata interest in all assets of the Trust involved including his pro rata portion of all the Bonds represented by the Unit. The Taxpayer Relief Act of 1997 (the "1997 Act") includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g. short sales, offsetting notional principal contracts, futures or forward contracts or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unit holders should consult their own tax advisors with regard to any such constructive sale rules. Unit holders must reduce the tax basis of their Units for their share of accrued interest received by the respective Trust, if any, on Bonds before the date the Trust acquired ownership of the Bonds (and the amount of this reduction may exceed the amount of accrued interest paid to the seller) and, consequently, such Unit holders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unit holder (subject to various non-recognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unit holder's pro rata share of the total proceeds from such disposition with the Unit holder's basis for his or her fractional interest in the asset disposed of. In the case of a Unit holder who purchases Units, such basis (before adjustment for accrued original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the valuation date nearest the date of acquisition of the Units. Unit holders should consult their own tax advisers with regard to the calculation of basis. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unit holder realizing a taxable gain when his Units are sold or redeemed for an amount equal to or less than his original cost; and

(3) any insurance proceeds paid under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price") to prior owners. If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. The application of these rules will also vary depending on the value of the Bond on the date a Unit holder acquires his Unit, and the price the Unit holder pays for his Unit. Unit holders should consult their tax advisers regarding these rules and their application. See "Portfolio" appearing in Part One for each Trust for information relating to Bonds, if any, issued at an original issue discount.

The Revenue Reconciliation Act of 1993 (the "Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to statutory de minimis rule. Market discount can arise based on the price a Trust pays for Bonds or the price a Unit holder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Bond would be recognized as ordinary income by the Unit holders when principal payments are received on the Bond, upon sale or at redemption (including early redemption) or upon the sale or redemption of his or her Units, unless a Unit holder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unit holders should consult their tax advisers regarding these rules and their application.

Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section 265 of the Code, certain financial institutions that acquire Units generally would not be able to deduct any of the interest expense attributable to ownership of Units. Legislative proposals have been made that would extend the financial institution rules to certain other corporations including securities dealers and other financial intermediaries. Investors with questions regarding these issues should consult with their tax advisers.

In the case of certain of the Bonds in a Trust, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be excludable from Federal gross income, although interest on such Bonds received by others would be excludable from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes he or she may be a substantial user or related person as so defined should contact his tax adviser.

ALL STATEMENTS OF LAW IN THE PROSPECTUS CONCERNING EXCLUSION FROM GROSS INCOME FOR FEDERAL, STATE OR OTHER TAX PURPOSES ARE THE OPINIONS OF COUNSEL AND ARE TO BE SO CONSTRUED.

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler has made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the basis for such opinions.

In general, Section 86 of the Code provides that 50% of Social Security benefits are includable in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of the Social Security benefits received exceeds the "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.

In addition, under the Tax Act, for taxable years beginning after December 31 1993, up to 85% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from a Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain private activity bonds (which includes most industrial and housing revenue bonds) issued on or after August 8, 1986 is included as an item of tax preference. EXCEPT AS OTHERWISE NOTED IN PART ONE FOR CERTAIN TRUSTS, THE TRUSTS DO NOT INCLUDE ANY SUCH PRIVATE ACTIVITY BONDS ISSUED ON OR AFTER THAT DATE.

For taxpayers other than corporations, net capital gains (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) are subject to a maximum marginal stated tax rate of either 28% or 20%, depending upon the holding period of the capital assets. Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. Generally, capital gain realized from assets held for more than one year but not more than 18 months are taxed at a maximum marginal stated tax rate of 28% and capital gains realized from assets (with certain exclusions) held for more than 18 months are taxed at a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Further, capital gains realized from assets held for one year or less are taxed at the same rate as ordinary income. Legislation is currently pending that provides the appropriate methodology that should be applied in netting the realized capital gains and losses. Such legislation is proposed to be effective retroactively for tax years ending after May 6, 1997. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the Unit. It should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed.

In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Unit holders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

Certain Tax Matters Applicable to Corporate Unit Holders. In the case of certain corporations, the alternative minimum tax and the Superfund Tax for taxable years beginning after December 31, 1986 depend upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trusts. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. Legislative proposals have been introduced that would reinstate the Superfund Tax for taxable years beginning after December 31, 1997 and before January 1, 2009. Under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Bonds in the Trust. Unit holders should consult their tax advisers with respect to the particular tax consequences to them, including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

Ownership of the Units may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations, subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisers as to the applicability of any such collateral consequences.

At the time of the closing, Winston & Strawn (previously named Cole & Deitz), Special Counsel to Series 4-125 of the Fund for New York tax matters, rendered an opinion under then existing income tax laws of the State and City of New York, substantially to the effect that each Trust in Series 4-125 of the Fund is not an association taxable as a corporation and the income of each Trust in Series 4-125 of the Fund will be treated as the income of the Unit holder in the same manner as for Federal income tax purposes (subject to differences in accounting for discount and premium to the extent the State and/or City of New York do not conform to current Federal law).

At the time of the closing, Carter, Ledyard & Milburn, Special Counsel to the Fund for New York tax matters for Series 126 and subsequent Series of the Fund, rendered an opinion under then existing income tax laws of the State and City of New York, substantially to the effect that each Trust will not constitute an association taxable as a corporation under New York law, and accordingly will not be subject to the New York State franchise tax or the New York City general corporation tax. Under the income tax laws of the State and City of New York, the income of each Trust will be considered the income of the holders of the Units.

All statements in the Prospectus concerning exclusion from gross income for Federal, state or other are the opinions of Counsel and are to be so construed.

Connecticut Tax Status of Unit Holders

The assets of a Connecticut Trust will consist of obligations (the "Bonds"), some of which have been issued by or on behalf of the State of Connecticut or its political subdivisions or other public bodies created under the laws of the State of Connecticut ("Connecticut Bonds") and the balance of which have been issued by or on behalf of entities classified for relevant purposes as territories or possessions of the United States, including one or more of Puerto Rico, Guam, or the Virgin Islands, the interest on the obligations of which Federal law would prohibit Connecticut from taxing if received directly by the Unit holders. Certain Connecticut Bonds in a Connecticut Trust were issued prior to the enactment of the Connecticut income tax on the Connecticut taxable income of Individuals, trusts, and estates (the "Connecticut Income Tax"); therefore, bond counsel to the issuers of such Bonds did not opine as to the exemption of the interest on such Bonds from such tax. However, the Sponsor and special counsel to the Connecticut Trust for Connecticut tax matters believe that such interest will be so exempt. Interest on Bonds in a Connecticut Trust issued by other issuers, if any, is, in the opinion of bond counsel to such issuers, exempt from state taxation.

The Connecticut Income Tax was enacted in August 1991. Generally, under this tax as enacted, a Unit holder would recognize gain or loss for purposes of this tax upon the maturity, redemption, sale, or other disposition by a Connecticut Trust of an obligation held by it, or upon the redemption, sale, or other disposition of a Unit of a Connecticut Trust held by the Unit holder, to the same extent that gain or loss is recognized by the Unit holder thereupon for Federal income tax purposes. However, on June 19, 1992, Connecticut legislation was adopted that provides that gains and losses from the sale or exchange of Connecticut Bonds held as capital assets will not be taken into account for purposes of the Connecticut Income Tax for taxable years starting on or after January 1, 1992. Regulations effective for taxable years starting on or after January 1, 1994, clarify that this provision also applies to gain or loss recognized by a Unit holder upon the maturity or redemption of a Connecticut Bond held by a Connecticut Trust. However, it is not clear whether this provision would apply, to the extent attributable to Connecticut Bonds held by a Connecticut Trust, to gain or loss recognized by a Unit holder upon the redemption, sale, or other disposition of a Unit of a Connecticut Trust held by the Unit holder. Unit holders are urged to consult their own tax advisors in this regard.

At the time of the closing for each Connecticut Trust, Special Counsel to the Fund for Connecticut tax matters, which relied explicitly on the opinion of Chapman and Cutler regarding Federal income tax matters, rendered an opinion under then existing Connecticut income tax law applicable to taxpayers whose income is subject to Connecticut income taxation substantially to the effect that:

1. Each Connecticut Trust is not liable for any tax on or measured by net income imposed by the State of Connecticut.

2. Interest income from a Bond issued by or on behalf of the State of Connecticut, any political subdivision thereof, or public instrumentality, state or local authority, district, or similar public entity created under the laws of the State of Connecticut (a "Connecticut Bond"), or from a Bond issued by United States territories or possessions the interest on which Federal law would prohibit Connecticut from taxing if received directly by a Unit holder from the issuer thereof, is not taxable under the Connecticut tax on the

Connecticut taxable income of individuals, trusts, and estates (the "Connecticut Income Tax") when such interest is received by a Connecticut Trust or distributed by it to such a Unit holder.

3. Insurance proceeds received by a Connecticut Trust representing maturing interest on defaulted Bonds held by a Connecticut Trust are not taxable under the Connecticut Income Tax if, and to the same extent as, such interest would not be taxable thereunder if paid directly to a Connecticut Trust by the issuer of such Bonds.

4. Gains and losses recognized by a Unit holder for Federal income tax purposes upon the maturity, redemption, sale, or other disposition by a Connecticut Trust of a Bond held by a Connecticut Trust or upon the redemption, sale, or other disposition of a Unit of a Connecticut Trust held by a Unit holder are taken into account as gains or losses, respectively, for purposes of the Connecticut Income Tax, except that, in the case of a Unit holder holding a Unit of a Connecticut Trust as a capital asset, such gains and losses recognized upon the maturity, redemption, sale or exchange of a Connecticut Bond held by a Connecticut Trust are excluded from gains and losses taken into account for purposes of such tax, and no opinion is expressed as to the treatment for purposes of such tax of gains and losses recognized, to the extent attributable to Connecticut Bonds, upon the redemption, sale, or other disposition by a Unit holder of a Unit of a Connecticut Trust held by him.

5. The portion of any interest income or capital gain of a Connecticut Trust that is allocable to a Unit holder that is subject to the Connecticut corporation business tax is includable in the gross income of such Unit holder for purposes of such tax.

6. An interest in a Unit of a Connecticut Trust that is owned by or attributable to a Connecticut resident at the time of his death is includable in his gross estate for purposes of the Connecticut succession tax and the Connecticut estate tax.

For information with respect to the Federal income tax status and other tax matters, see "What is the Federal Tax Status of Unit Holders?"

Certain Considerations

Economic Outlook. Connecticut's economy has been slow to emerge from a recession that began in early 1989 and ended in late 1992. During the recovery period, Connecticut has lagged behind the nation and the New England region in economic growth and has yet to regain its pre-recession strength. Over the past fiscal year, however, Connecticut has demonstrated renewed strength, with employment growing at its fastest rate in more than a decade, accompanied by rising wages.

Connecticut's population grew by 8.4% from 1970 to 1990, from 3.032 million to 3.287 million residents. The State's recession contributed to a modest population decline of 0.06% from 1990 to 1995. Although the State's economy has improved significantly in the past five years, Connecticut has not experienced a corresponding increase in population, which rose only 0.01% during 1997. Furthermore, despite an improved State economy, more people continue to leave Connecticut rather than migrate into the State. Connecticut's most recent net domestic migration is still negative, declining by 19,371 from 1996 to 1997, which is the lowest outward migration since 1990-91. Overall, Connecticut's total outward migration from July 1990 to July 1997 was approximately 186,000.

During the recession, Connecticut lost 158,200 jobs or about 9.5% of the State's total employment. The largest job loss occurred in the manufacturing sector. Investors should be aware that manufacturing was historically the most important economic activity within the State but, in terms of number of persons employed, this sector lost about 20% of its employment base during the recession, and losses in this sector still persist. Job losses also persist in the finance, insurance and real estate sector. Through the present recovery, Connecticut has regained 101,900 jobs or 64.4% of its total job loss (figures as of October 1997). During the early part of the recovery, Connecticut job gains were running well below the national average; over the past two years, however, the State's job growth has been consistent with the national trend.

The composition of employment in the State has changed significantly over the past decade as high paying manufacturing jobs were replaced by lower paying service sector jobs. Most of the decline in the manufacturing sector is the result of reductions in federal defense spending. Connecticut's defense contract revenues dropped by 65% between

1985 and 1995. The strongest job gains within the service sector have been in recreational services and health care related services. In 1996, services accounted for 31.4% of all jobs in the State; the other largest sectors on the basis of employment were manufacturing (16.7%), retail trade (16.6%) and government (13.8%).

Small business is fueling much of the State's job growth. Businesses with fewer than 100 employees have contributed over 60% of Connecticut's net job gain over the last 20 years, as compared with 50% nationally. During the first three quarters of 1997, Connecticut's annual growth in non-farm payroll employment has been approximately 2%, a rate more consistent with the 2.4% national average.

Unemployment in Connecticut during the past two years has been slightly higher than the national average. The State's seasonally adjusted unemployment rate for 1997 averaged 5.1%, down from 5.7% in 1996. The national unemployment rate (seasonally adjusted) for 1997 and 1996 was 5.0% and 5.4%, respectively. Connecticut's unemployment rate dipped below the national rate in early 1998, with the State's February 1998 unemployment rate (seasonally adjusted) dropping to 3.8%, compared to 4.6% for the nation as a whole.

Unemployment rates in Connecticut's major cities, while showing some improvement, remain significantly above the statewide average. High rates of urban unemployment contribute to growing income inequality in the State. In measuring family income, Connecticut families in the top 20% have incomes that are 14.2 times higher than those in the bottom 20%. This ranks Connecticut as one of the country's top five states in terms of income inequality. Continued strong economic growth in conjunction with State policies that are sensitive to these issues can help to reverse these trends.

Despite the recent positive overall economic growth in the State, some disturbing trends persist. Over the past five years, inflation adjusted median household income in Connecticut has declined by 7.8%, due largely to the fact that the jobs gained during the recovery pay approximately 30% less than the jobs that were lost during the recession. The present positive growth in wages and earnings has not been sufficient to compensate fully for the lower wage bases of the newly-created jobs.

Connecticut median household income for 1996 declined to $42,119, which still places the State 18.7% above the nationwide figure of $35,492. A large part of the decline can be attributed to the shift of employment from higher paying manufacturing jobs to lower paying service sector jobs. For example, electronics manufacturing-which experienced an employment decline of 44% between 1987 and 1996-had an average annual 1996 wage and salary level of $56,010. Health services-which experienced a 33% increase in employment over the past 10 years-had an average annual 1996 wage and salary level of $34,765. Even with solid wage growth, it will take time before the service sector wage base reaches the present wage and salary level of the manufacturing sector.

Another factor contributing to the negative growth trend in real median family income is the aging of Connecticut's labor force. The State's population continues to increase in age faster than the national trend. In 1996, the national median age was 34.6; Connecticut's was 36.2. As the labor force ages, less income is derived from salary and wages and more comes from transfer payments (such as social security and government pensions). Approximately 58% of total State personal income came from wages and salaries in 1987. This number declined to 54% in 1996. The amount of State personal income contributed by transfer payments rose during this period from 10% to 13%.

Connecticut's per capita income for 1996 was $33,875, an increase of 4.7% from the previous year, making it the highest among the fifty states. This figure is 38.7% higher than the 1996 nationwide per capita income of $24,426 and 16.9% higher than the New England regional average of $28,989. However, to put these number in perspective, it should be noted that prices for goods and services in Connecticut are 22% higher than the national average.

Although all parts of society are not benefiting equally, Connecticut is in the midst of a solid, sustained economic recovery. Housing permits and new business starts, both indicators of future State economic growth, are up from the third quarter of 1996 to the third quarter of 1997. Housing permits during this period rose 10.9%, and new business starts were up 25.4%. As of June 1997, a 24.6% increase was recorded in State exports from the prior 12 month period. Most forecasts are showing Connecticut continuing to grow at a moderate rate through 1998.

Revenues and Expenditures. Fiscal Year 1997 saw the deterioration of Connecticut's financial condition slow substantially, but it has not yet reached the point of turnaround. Fiscal 1997's $95 million operating deficit is the lowest both in absolute terms and as a percentage of tax revenue for the past five years, but it was the tenth consecutive year of operating deficits-highlighting the State's continual reliance on debt-financing.

The State Comptroller reported in the Comprehensive Annual Financial Report (for the fiscal year ending June 30, 1997) that Connecticut's general fund closed Fiscal Year 1997 with a surplus of $252 million, its largest surplus in more than a decade, and that the Transportation Fund generated a $47 million surplus. The general fund surplus will be disbursed by retiring the $166.7 million of outstanding notes remaining from the State's 1991 debt, and by placing the remainder in the State's budget reserve. The budget reserve, or "Rainy Day" Fund, is expected to grow to over $330 million, or about 3.5% of Fiscal 1997 general fund appropriations. This amount is about $120 million short of the statutory goal of 5% of total appropriations.

The State derives over 70% of its revenues from taxes, the most important of which have been the sales and use taxes and the corporation business tax, each of which is sensitive to changes in the level of economic activity in the State. Total tax revenue increased by 3% in Fiscal Year 1997 to total $7.611 billion, approximately two-thirds of the State's total revenue of $11.413 billion. The personal income tax represents $2.799 billion or 36.8% of total tax revenue, and the sales and use tax provides $2.598 billion or 34.1%. Revenue from the personal income tax increased by $193 million (7.4%) over Fiscal 1996, and the sales and use tax increased $154 million (6.3%), while other tax revenues continue to be fairly stagnant, increasing marginally or even decreasing.

Connecticut's total expenditures in Fiscal Year 1997 reached $10.213 billion, up $192 million or 1.9% above Fiscal 1996 expenditures of $10.021 billion. The largest increases in general fund expenditures were for Health and Hospitals, Human Services, and Corrections, up by $74 million, $57 million and $104 million, respectively, over Fiscal 1996 figures. When all the State government funds are considered together, Connecticut shifts from a surplus to a deficit position, despite the general fund surplus. Overall State operations experienced a $95 million shortfall, due in large part to its continued reliance on borrowing to finance annual recurring expenditures.

The State's deficits primarily arose in the Grant and Loan Programs Fund and the Housing Programs Fund. The Grant and Loan Programs Fund expended $310 million in Fiscal 1997, supported by revenues of only $11 million. Bond proceeds of $324 million financed the balance. The Housing Programs Fund expended $46 million in Fiscal 1997. Like the Grant and Loan Programs Fund, the balance was funded by $35 million of bond proceeds, with only $4 million coming from revenues and additional fund balance resources. The Environmental Programs Fund also required debt financing. Expenditures and transfers of $66 million in Fiscal 1997 were supported by $33 million of revenues and transfers, along with bond proceeds of $28 million and additional fund balance resources.

Projected tax revenues for Fiscal Year 1998 include changes in the State's corporate tax rate, which was lowered by 1993 legislation after the rate had reached the highest level in the nation. The rate cut is being phased in between January 1996 and January 2000 to decrease the corporate tax from 10.75% to 7.5%. In addition, the State's personal income tax, introduced in 1991 at 4.5%, has been reduced to 3% on certain income and will include an increased tax credit of $285 in 1998 as well as a level of exemption on social security income. The gasoline tax is scheduled to be reduced from $0.39 per gallon to $0.33 per gallon by July 1, 1998. The net budgetary impact of tax cuts and other related revenue changes represents a reduction of almost $300 million in the revenue base from Fiscal Year 1997 to Fiscal 1998. The revenue loss to the Fiscal 1997 base will reach a cumulative total of approximately $650 million by Fiscal 2002.

Total general fund revenue for Fiscal Year 1998 is estimated at $9.192 billion. Fiscal 1998 expenditures, however, are projected to be $215.2 million over the budgeted amount of $9.472 billion. The overspending includes $134.7 million in additional agency requirements, $18.3 million for a new medical coverage plan for uninsured children, and a reduction of $58.8 million in targeting savings associated with the State's early-retirement program.

Connecticut's State Comptroller reports that stronger-than-expected tax revenues will offset increased expenditures. As of December 1997, a budget surplus of $127 million for Fiscal 1998 is projected. The largest contributors to the increased revenues are the income tax, projected to produce $241.2 million over previous budget estimates, and the sales tax, projected at $74 million over budget. Total net tax receipts are expected to end the year at $396.6 million above the Fiscal 1998 budget.

The slower growth in State spending, combined with strong revenue growth, has improved Connecticut's overall financial position. The State's operating deficit dropped from $191 million in Fiscal Year 1996 to $95 million in Fiscal 1997. The General Fund balance sheet presented on a GAAP basis, however, showed a cumulative deficit of $670 million at the end of Fiscal 1997. Over the past five years, the cumulative General Fund balance sheet deficit has increased by 33%. Deficits will continue to result from the operation of state programs, but some progress is being made in reducing those deficits.

In 1993, the Connecticut General Assembly enacted Public Act 93-402, which authorized the use of Generally Accepted Accounting Principles
(GAAP) for the preparation and maintenance of the state's annual financial statements and the preparation of the state's biennial budget. Originally, conversion to GAAP from the modified cash basis of accounting was scheduled for the 1995-96 fiscal year. That implementation has been postponed twice and is now currently planned for the 2000-01 biennium.

Debt Management. Outstanding debt and the related debt service requirements have doubled since Fiscal Year 1990. Outstanding bonded debt, which consists of bonds issued in all prior years that have not yet been paid, increased from $8.981 billion in Fiscal Year 1996 to $9.229 billion in Fiscal 1997, a 3% increase. When long-term obligations are added to the State's bonded debt, total debt rises to $16.256 billion for Fiscal 1997.

Debt per capita reached $2,774 during Fiscal 1997, as compared to $1,204 in Fiscal 1990. Based upon the most recent figures compiled by the U.S. Census Bureau, Connecticut ranks fifth in the nation in per capita long-term debt.

Connecticut issued approximately $900 million of new bonds in Fiscal Year 1997, a 34% decrease from the $1.364 billion in bonds and notes issued in Fiscal 1996 and a 16.6% decrease from the $1.079 billion debt issuance of Fiscal 1995. The State's total debt service, as a percentage of government operations, increased to 9.1% in Fiscal 1997, as compared to 7.2% in Fiscal 1994. No new debt burden was created in Fiscal 1997 for Economic Recovery Notes; including outstanding Economic Recovery Notes from previous years, Connecticut's total debt service, as a percentage of government operations, was 9.9% in Fiscal 1997.

General obligation bonds issued by Connecticut municipalities are payable primarily only from ad valorem taxes on property subject to taxation by the municipality. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits in recent years. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut has held that Bridgeport has authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. Regional economic difficulties, reductions in revenues, and increased expenses could lead to further fiscal problems for the State and its political subdivisions, authorities and agencies. Difficulty in payment of debt service on borrowings could result in declines, possibly severe, in the value of their outstanding obligations and increases in their future borrowing costs.

There can be no assurance that general economic difficulties or the financial circumstances of the State or its towns and cities will not adversely affect the market value of the Bonds in the Connecticut Trusts or the ability of the obligors to pay debt service on such Bonds.

Ratings. The State of Connecticut's general obligation bonds are rated AA- by Standard & Poor's Ratings Services. On March 9, 1997 Moody's Investors Service, Inc. refined the State's rating from Aa to Aa3. On March 17, 1995, Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.) reduced its rating of the State's general obligation bonds from AA+ to AA.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the Connecticut Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Connecticut Trusts to pay interest on or principal of the Bonds.

Page 10


                        Connecticut Trust Series

          The First Trust(registered trademark) Combined Series
         The First Trust of Insured Municipal Bonds-Multi-State
                        The First Trust Advantage

                          PART THREE PROSPECTUS
                Must be Accompanied by Parts One and Two

                 SPONSOR:    Nike Securities L.P.
                             1001 Warrenville Road
                             Lisle, Illinois 60532
                             (800) 621-1675

                 TRUSTEE:    The Chase Manhattan Bank
                             4 New York Plaza, 6th floor
                             New York, New York 10004-2413

            LEGAL COUNSEL    Chapman and Cutler
              TO SPONSOR:    111 West Monroe Street
                             Chicago, Illinois 60603

            LEGAL COUNSEL    Carter, Ledyard & Milburn
              TO TRUSTEE:    2 Wall Street
                             New York, New York 10005

              INDEPENDENT    Ernst & Young LLP
                AUDITORS:    Sears Tower
                             233 South Wacker Drive
                             Chicago, Illinois 60606

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE TRUST HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

    PLEASE RETAIN ALL PARTS OF THIS PROSPECTUS FOR FUTURE REFERENCE.

Page 11



                          FLORIDA TRUST SERIES

          The First Trust(registered trademark) Combined Series
         The First Trust of Insured Municipal Bonds-Multi-State

PROSPECTUS                          NOTE: THIS PART THREE PROSPECTUS
Part Three                                     MAY ONLY BE USED WITH
Dated May 29, 1998                             PART ONE AND PART TWO

Federal Tax Status of Unit Holders

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities. In addition, with respect to State Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which the issuers of such Bonds are located, from State income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor, Chapman and Cutler, nor any of the Special Counsel to the Fund for State tax matters have made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received prior to the date on which interest is determined to be taxable.

Gain realized on the sale or redemption of the Bonds by the Trustee or of a Unit by a Unit holder is includable in gross income for Federal income tax purposes and may be includable in gross income for state tax purposes. (Such gain does not include any amounts received in respect of accrued interest or accrued original issue discount, if any.) If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year.

For purposes of the following opinions, it is assumed that each asset of the Trust is debt the interest on which is excluded from gross income for Federal income tax purposes. At the time of the closing for each Trust, Chapman and Cutler, Counsel for the Sponsor, rendered an opinion under then existing law substantially to the effect that:

(1) the Trusts are not associations taxable as corporations for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986 (the "Code") will retain its status for Federal income tax purposes, when received by the Trusts and distributed to a Unit holder; however, such interest may be taken into account in computing the alternative minimum tax and the additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax"), as noted below. See "Certain Tax Matters Applicable to Corporate Unit Holders";

    ALL PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(2) each Unit holder is considered to be the owner of a pro rata portion of each asset of the respective Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when the Trust disposes of a Bond, or when the Unit holder redeems or sells his Units. If the Unit holder disposes of a Unit, he is deemed thereby to have disposed of his entire pro rata interest in all assets of the Trust involved including his pro rata portion of all the Bonds represented by the Unit. The Taxpayer Relief Act of 1997 (the "1997 Act") includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g. short sales, offsetting notional principal contracts, futures or forward contracts or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unit holders should consult their own tax advisors with regard to any such constructive sale rules. Unit holders must reduce the tax basis of their Units for their share of accrued interest received by the respective Trust, if any, on Bonds before the date the Trust acquired ownership of the Bonds (and the amount of this reduction may exceed the amount of accrued interest paid to the seller) and, consequently, such Unit holders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unit holder (subject to various non-recognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unit holder's pro rata share of the total proceeds from such disposition with the Unit holder's basis for his or her fractional interest in the asset disposed of. In the case of a Unit holder who purchases Units, such basis (before adjustment for accrued original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the valuation date nearest the date of acquisition of the Units. Unit holders should consult their own tax advisers with regard to the calculation of basis. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unit holder realizing a taxable gain when his Units are sold or redeemed for an amount equal to or less than his original cost; and

(3) any insurance proceeds paid under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price") to prior owners. If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. The application of these rules will also vary depending on the value of the Bond on the date a Unit holder acquires his Unit, and the price the Unit holder pays for his Unit. Unit holders should consult their tax advisers regarding these rules and their application. See "Portfolio" appearing in Part One for each Trust for information relating to Bonds, if any, issued at an original issue discount.

The Revenue Reconciliation Act of 1993 (the "Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to statutory de minimis rule. Market discount can arise based on the price a Trust pays for Bonds or the price a Unit holder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Bond would be recognized as ordinary income by the Unit holders when principal payments are received on the Bond, upon sale or at redemption (including early redemption) or upon the sale or redemption of his or her Units, unless a Unit holder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unit holders should consult their tax advisers regarding these rules and their application.

Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section 265 of the Code, certain financial institutions that acquire Units generally would not be able to deduct any of the interest expense attributable to ownership of Units. Legislative proposals have been made that would extend the financial institution rules to certain other corporations including securities dealers and other financial intermediaries. Investors with questions regarding these issues should consult with their tax advisers.

In the case of certain of the Bonds in a Trust, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be excludable from Federal gross income, although interest on such Bonds received by others would be excludable from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes he or she may be a substantial user or related person as so defined should contact his tax adviser.

ALL STATEMENTS OF LAW IN THE PROSPECTUS CONCERNING EXCLUSION FROM GROSS INCOME FOR FEDERAL, STATE OR OTHER TAX PURPOSES ARE THE OPINIONS OF COUNSEL AND ARE TO BE SO CONSTRUED.

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler has made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the basis for such opinions.

In general, Section 86 of the Code provides that 50% of Social Security benefits are includable in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of the Social Security benefits received exceeds the "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.

In addition, under the Tax Act, for taxable years beginning after December 31 1993, up to 85% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from a Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain private activity bonds (which includes most industrial and housing revenue bonds) issued on or after August 8, 1986 is included as an item of tax preference. EXCEPT AS OTHERWISE NOTED IN PART ONE FOR CERTAIN TRUSTS, THE TRUSTS DO NOT INCLUDE ANY SUCH PRIVATE ACTIVITY BONDS ISSUED ON OR AFTER THAT DATE.

For taxpayers other than corporations, net capital gains (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) are subject to a maximum marginal stated tax rate of either 28% or 20%, depending upon the holding period of the capital assets. Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. Generally, capital gain realized from assets held for more than one year but not more than 18 months are taxed at a maximum marginal stated tax rate of 28% and capital gains realized from assets (with certain exclusions) held for more than 18 months are taxed at a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Further, capital gains realized from assets held for one year or less are taxed at the same rate as ordinary income. Legislation is currently pending that provides the appropriate methodology that should be applied in netting the realized capital gains and losses. Such legislation is proposed to be effective retroactively for tax years ending after May 6, 1997. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the Unit. It should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed.

In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Unit holders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

Certain Tax Matters Applicable to Corporate Unit Holders. In the case of certain corporations, the alternative minimum tax and the Superfund Tax for taxable years beginning after December 31, 1986 depend upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trusts. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. Legislative proposals have been introduced that would reinstate the Superfund Tax for taxable years beginning after December 31, 1997 and before January 1, 2009. Under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Bonds in the Trust. Unit holders should consult their tax advisers with respect to the particular tax consequences to them, including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

Ownership of the Units may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations, subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisers as to the applicability of any such collateral consequences.

At the time of the closing, Winston & Strawn (previously named Cole & Deitz), Special Counsel to Series 4-125 of the Fund for New York tax matters, rendered an opinion under then existing income tax laws of the State and City of New York, substantially to the effect that each Trust in Series 4-125 of the Fund is not an association taxable as a corporation and the income of each Trust in Series 4-125 of the Fund will be treated as the income of the Unit holder in the same manner as for Federal income tax purposes (subject to differences in accounting for discount and premium to the extent the State and/or City of New York do not conform to current Federal law).

At the time of the closing, Carter, Ledyard & Milburn, Special Counsel to the Fund for New York tax matters for Series 126 and subsequent Series of the Fund, rendered an opinion under then existing income tax laws of the State and City of New York, substantially to the effect that each Trust will not constitute an association taxable as a corporation under New York law, and accordingly will not be subject to the New York State franchise tax or the New York City general corporation tax. Under the income tax laws of the State and City of New York, the income of each Trust will be considered the income of the holders of the Units.

All statements in the Prospectus concerning exclusion from gross income for Federal, state or other are the opinions of Counsel and are to be so construed.

Florida Tax Status of Unit Holders

The Bonds were accompanied by opinions of Bond Counsel to the respective issuers thereof to the effect that the Bonds were exempt from the Florida intangibles tax. Neither the Sponsor nor its counsel have independently reviewed such opinions or examined the Bonds to be deposited in and held by a Florida Trust and have assumed the correctness as of the date of deposit of the opinions of Bond Counsel.

"Non-Corporate Unit holder" means a Unit holder of the Florida Trust who is an individual not subject to the Florida state income tax on corporations under Chapter 220, Florida Statutes and "Corporate Unit holder" means a Unit holder of the Florida Trust that is a corporation, bank or savings association or other entity subject to Florida state income tax on corporations or franchise tax imposed on banks or savings associations under Chapter 220, Florida Statutes.

At the time of the closing for each Florida Trust, Chapman and Cutler, Special Counsel to the Fund for Florida tax matters, rendered an opinion under then existing Florida income tax law applicable to taxpayers whose income is subject to Florida income taxation substantially to the effect that:

For Florida state income tax purposes, the Florida Trust will not be subject to the Florida income tax imposed by Chapter 220, Florida
Statutes.

Because Florida does not impose an income tax on individuals, Non-Corporate Unit holders residing in Florida will not be subject to any Florida income taxation on income realized by the Florida Trust. Any amounts paid to the Florida Trust or to Non-Corporate Unit holders under an insurance policy issued to the Florida Trust or the Sponsor which represent maturing interest on defaulted obligations held by the Trustee will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

Corporate Unit holders with commercial domiciles in Florida will be subject to Florida income or franchise taxation on income realized by the Florida Trust and on payments of interest pursuant to any insurance policy to the extent such income constitutes "non-business income" as defined by Chapter 220 or is otherwise allocable to Florida under Chapter 220. Other Corporate Unit holders will be subject to Florida income or franchise taxation on income realized by the Florida Trust (or on payments of interest pursuant to any insurance policy) only to the extent that the income realized does not constitute "non-business income" as defined by Chapter 220 and if such income is otherwise allocable to Florida under Chapter 220.

Units will be subject to Florida estate tax only if held by Florida residents. However, the Florida estate tax is limited to the amount of the credit for state death taxes provided for in Section 2011 of the Internal Revenue Code.

Neither the Bonds nor the Units will be subject to the Florida ad valorem property tax, the Florida intangible personal property tax or the Florida sales or use tax.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Florida law. Ownership of the Units may result in collateral Florida tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

FOR INFORMATION WITH RESPECT TO THE FEDERAL INCOME TAX STATUS AND OTHER TAX MATTERS, SEE "WHAT IS THE FEDERAL TAX STATUS OF UNIT HOLDERS?"

Certain Considerations

Population. Historically, population growth has been a crucial driving force for Florida's economy. It has accounted for the State's tendency to outperform the U.S. economy in terms of job creation and total income growth. Between 1980 and 1990, Florida added almost 3.2 million persons, more than any other state except California. The State's population has accelerated since the fiscal year 1990-91 recession, sparked by improving economies. From 1996-97, Florida ranked fourth among the fifty states with an estimated population of 14.63 million. By 1999, Florida's population is expected to average 15.18 million. Florida's attraction, as both a growth and retirement state, has kept net migration fairly steady. Net migration reached a peak of 229,000 in FY 1993-94. It remained close to this peak in FY 1994-95 and FY 1995-96. In FY 1996-97, net migration is estimated to have reached a new peak of 253,000. In FY 1997-98, it is expected to decline to 242,000. Yet, Florida continues to be the fastest growing of the eleven largest states. In addition to attracting senior citizens to Florida as a place for retirement, the State is also recognized as attracting a significant number of working age individuals. Since 1985, the prime working age population (18-44) has grown at an average annual rate of 2.2%. The share of Florida's total working age population (18-59) to total State population is approximately 54%. This share is not expected to change appreciably into the twenty-first century.

Income. The State's personal income has been growing strongly the last several years and has generally outperformed both the United States as a whole and the southeast in particular, according to the U.S. Department of Commerce and the Florida Consensus Economic Estimating Conference. This is due to the fact that Florida's population has been growing at a very strong pace and, since the early 1970s, the State's economy has diversified so as to provide a broader economic base. As a result, Florida's real per capita personal income has tracked closely with the national average and has tracked above the southeast. Florida's personal income growth is expected to exceed that for the United States in both FY 1997-98 and 1998-99. Real personal income will increase 3.6% in FY 1998-99, slower than the 5.1% increase expected for FY 1997-98, and only a little faster than the 3.2% increase of FY 1996-97. Florida had a per capita personal income of $24,226 in 1996 and the United States had $24,426. Real per capita income will slow to a 1.8% growth rate in FY 1998-99 from 3.1% in FY 1997-98.

Because Florida has a proportionately greater retirement age population, property income (dividends, interest and rent) and transfer payments (Social Security and pension benefits, among other sources of income) are relatively more important sources of income. For example, Florida's total wages and salaries and other labor income in 1996-97 was 54.2% of total personal income, while a similar figure for the nation was 62.4%. Property income accounted for 25.6% of total personal income in Florida in 1996-97 and transfer payments made up 18.7%. Property income and transfer payments for the U.S. were 18.1% and 16.4%, respectively. Transfer payments are typically less sensitive to the business cycle than employment income and, therefore, act as stabilizing forces in weak economic periods.

Employment. Historically, Florida's economy has outperformed the nation's, a relationship that is expected to continue. Florida has typically created jobs 50% faster than the national rate. Contributing to the State's rapid rate of growth in employment and income is international trade. Changes to its economy have also contributed to the State's strong performance. The State is now less dependent on employment from construction, construction related manufacturing, and resource based manufacturing, which have declined as a proportion of total State employment. In recent years, the State's service sector employment has accounted for approximately 85% of total non-farm employment. While the southeast and the nation have a greater proportion of manufacturing jobs, which tend to pay higher wages, service jobs tend to be less sensitive to swings in the business cycle. The State has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. Manufacturing employment is forecast to decline slightly in FY 1997-98 and FY 1998-99.

As the State's economic growth has slowed from its previous highs, its unemployment rate has tracked above the national average. More recently, Florida's unemployment rate has been below the national average. The State's unemployment rate was 4.8% in November 1996 and 4.6% in November 1997. The national unemployment rate was 5.4% in 1996 and 4.6% as of November 1997.

The State's economy is expected to decelerate along with the nation, but is expected to outperform the nation as a whole. Florida ranked third nationally and created more than 217,000 new jobs prior to the end of

1997. Total non-farm employment in Florida is expected to increase 3.9% in 1997-98 and 2.6% in 1998-99. In comparison, the U.S. growth rate peaked in the first quarter of 1997 at an annual rate of 3.2% but has slowly declined and is estimated to average 1.3% by FY 1998-99.

The strongest areas in job growth in Florida in fiscal year 1997-98 and 1998-99 are expected to be in services and a combination of retail and wholesale trade. Services are forecast to lead the economy, growing 4.7% (105,400 jobs) in fiscal year 1997-98, and accounting for about 50% of total new jobs in that year. Services are the single largest source of employment in Florida, making up about a third of the total in fiscal year 1997-98.

Wholesale and retail trade is projected to increase 3.6% in fiscal year 1997-98 (59,700 new jobs), which parallels general economic growth. This sector is the second largest, with about 25% of all jobs in the state, and is anticipated to increase 2.3% (39,100 jobs) in fiscal year 1998-
99. Construction job growth is expected to decline from 12% (42,000 jobs) in FY 1997-98 to 1.5% (5,600 jobs) in FY 1998-99 because of a slowing economy. Manufacturing will continue to struggle with the effects of international competition.

Tourism. Tourism is one of Florida's most important industries. Approximately 41.8 million tourists visited the State in 1995. In terms of business activities and State tax revenues, tourists in Florida effectively represented additional residents, spending their dollars predominantly at eating and drinking establishments, hotels and motels, and amusement and recreation parks. The State's tourist industry over the years has become more sophisticated, attracting visitors year-round and, to a degree, reducing its seasonality. By the end of fiscal year 1997-98, 43.8 million domestic and international tourists are expected to have visited the State. In 1998-99, tourist arrival should reach a high of 45.6 million, representing 4.1% growth from 1997-98.

Revenues and Expenses. Estimated fiscal year 1997-98 General Revenue plus Working Capital and Budget Stabilization funds available to the State total $18,150.9 million. Of the total General Revenue plus Working Capital and Budget Stabilization funds available to the State, $16,598.5 million of that is Estimated Revenues. With effective General Revenues plus Working Capital Fund appropriations at $17,201.7 million, unencumbered reserves at the end of 1997-98 are estimated at $949.2 million with $263.2 million of this amount from the Working Capital Fund. Estimated fiscal year 1998-99 General Revenue plus Working Capital and Budget Stabilization funds available total $18,546.1 million, a 2.2% increase over 1997-98. The $17,405.5 million in Estimated Revenues represents an increase of 4.9% over the previous year's Estimated Revenues. Total estimated appropriations in the combined General Revenue and Working Capital Fund for 1998-99 are $17,672.4 million, a 5.7% increase from 1997-98.

In fiscal year 1998-99, approximately 71% of the State's $17,672.4 million General revenue will come from sales tax collections. Corporate income tax, intangible personal property tax and beverage tax will account for 8%, 4% and 3%, respectively, of total General Revenue Funds available during fiscal 1998-99. In that same year, expenditures for education, human services and criminal justice and corrections will amount to approximately 53%, 24% and 16%, respectively, of total expenditures from the General Revenue Fund.

The State's sales and use tax (6%) currently accounts for the State's single largest source of tax receipts. Slightly less than 10% of the State's sales and use tax is designated for local governments and is distributed to the respective counties in which it is collected for use by the counties, and the municipalities therein. In addition to this distribution, local governments may assess (by referendum) a 0.5% or a 1.0% discretionary sales surtax within their county. Proceeds from this local option sales tax are earmarked for funding local infrastructure programs and acquiring land for public recreation or conservation or protection of natural resources as provided under applicable Florida law. Certain charter counties have other additional taxing powers, and non-consolidated counties with a population in excess of 800,000 may levy a local option sales tax to fund indigent health care. It alone cannot exceed 0.5% and, when combined with the infrastructure surtax, cannot exceed 1.0%. For the fiscal year ending June 30, 1999, sales and use tax receipts (exclusive of the tax on gasoline and special fuels) are expected to total $12.5 billion, an increase of 6.5% over fiscal year 1997-98.

The second largest source of State tax receipts is the tax on motor fuels. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State's General
Revenue Fund.

The state's second largest funding source for the General Revenue Fund is the corporate income tax. All receipts of the corporate income tax are credited to the General Revenue Fund. For the fiscal year ending June 30, 1999, receipts from this source are estimated to be $1.4 billion, an increase of 1.5% from fiscal year 1997-98.

The State imposes an alcoholic beverage wholesale tax (excise tax) on beer, wine and liquor. This tax is one of the State's major tax sources, with revenues estimated at $463.9 million in fiscal year ending June 30, 1999. Alcoholic beverage tax receipts are expected to increase 1.7% from the previous year's total. This tax generates 3% of the State's total General Revenue and the revenues collected from this tax are deposited into the State's General Revenue Fund.

The State imposes a documentary stamp tax on deeds and other documents relating to realty, corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments and retail charge accounts. The documentary stamp tax collections are expected to total $935 million during fiscal year 1998-99, a 3.8% increase from the previous fiscal year. Of this amount, $347.7 million is to be deposited to the General Revenue Fund.

The State imposes a gross receipts tax on electric, natural and manufactured gas and telecommunications services. All gross receipts utilities tax collections are credited to the State's Public Education Capital Outlay and Debt Service Trust Fund. In fiscal year 1998-99, this tax is estimated at $642.9 million, an increase of 5% over the current fiscal year.

The State imposes an intangible personal property tax on stocks, bonds, including bonds secured by liens in Florida real property, notes, governmental leaseholds and certain other intangibles not secured by a lien on Florida real property. The annual rate of tax is 2 mils. The State also imposes a non-recurring 2 mil tax on mortgages and other obligations secured by liens on Florida real property. The intangible personal property tax provides 4% of the revenues for the General revenue Fund as well as funding the county revenue sharing program. In fiscal year 1998-99, total intangible personal property tax collections are estimated at $1.1 billion, a 2.3% decrease from the prior year in which growth was 15.1%. Of the tax proceeds, $678.4 million will be distributed to the General Revenue Fund.

The State began its own lottery in 1988. State law requires that lottery revenues be distributed 50.0% to the public in prizes, 38.0% for use in enhancing education, and the balance, 12.0%, for costs of administering the lottery. Fiscal year 1994-95 lottery ticket sales totaled $2.3 billion, providing education with approximately $874 million. In fiscal year 1998-99, sales are estimated at $2,052 million with $785 million available for education enhancements.

Debt-Balanced Budget Requirement. As of June 30, 1996, the State's net outstanding debt totaled $9.0 billion. Approximately 67% is full faith and credit bonds while the remaining 33% is comprised of revenue bonds pledging a specific tax or revenue. The Governor's Recommended Budget for fiscal year 1997-98 includes six bond issues totaling $1.38 billion for construction of schools, roads, bridges, and prisons, and the purchase of environmentally sensitive lands.

The State Constitution and statutes mandate that the State budget, as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believe a deficit will occur in any State fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all State agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the State Constitution prohibits issuance of State obligations to fund State operations.

Litigation. Currently under litigation are several issues relating to State actions or State taxes that put at risk substantial amounts of General Revenue Fund monies. Accordingly, there is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse affect on the State's financial position.

The State of Florida and the tobacco industry settled a lawsuit on August 25, 1997, in which the state sought to recover the costs associated with tobacco usage by Florida residents. The settlement provided for $750 million in payments to the State on or before September 15, 1997, then annual payments beginning September 15, 1998, that will accumulate to about $10.5 billion over 25 years. The estimated payment for FY 1998-99 is $220 million.

Ratings. The State maintains a bond rating of Aa2, AA+ and AA from Moody's Investors Service, Standard & Poor's and Fitch, respectively, on the all of its general obligation bonds. While these ratings and some of the information presented above indicate that the State is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular Florida Bonds purchased by the fund will not be adversely affected by any such changes.

The sources for the information presented above include official statements and financial statements of the State of Florida. While the Sponsor has not independently verified this information, it has no reason to believe that the information is not correct in all material respects.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the Florida Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Florida Trusts to pay interest on or principal of the Bonds.

                          FLORIDA TRUST SERIES

          The First Trust(registered trademark) Combined Series
         The First Trust of Insured Municipal Bonds-Multi-State

                          PART THREE PROSPECTUS
                Must be Accompanied by Parts One and Two

                 SPONSOR:    Nike Securities L.P.
                             1001 Warrenville Road
                             Lisle, Illinois 60532
                             (800) 621-1675

                 TRUSTEE:    The Chase Manhattan Bank
                             4 New York Plaza, 6th floor
                             New York, New York 10004-2413

            LEGAL COUNSEL    Chapman and Cutler
              TO SPONSOR:    111 West Monroe Street
                             Chicago, Illinois 60603

            LEGAL COUNSEL    Carter, Ledyard & Milburn
              TO TRUSTEE:    2 Wall Street
                             New York, New York 10005

              INDEPENDENT    Ernst & Young LLP
                AUDITORS:    Sears Tower
                             233 South Wacker Drive
                             Chicago, Illinois 60606

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE TRUST HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

    PLEASE RETAIN ALL PARTS OF THIS PROSPECTUS FOR FUTURE REFERENCE.

                          GEORGIA TRUST SERIES

         The First Trust (registered trademark) Combined Series
         The First Trust of Insured Municipal Bonds-Multi-State

PROSPECTUS                          NOTE: THIS PART THREE PROSPECTUS
Part Three                                     MAY ONLY BE USED WITH
Dated May 29, 1998                             PART ONE AND PART TWO

Federal Tax Status of Unit Holders

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities. In addition, with respect to State Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which the issuers of such Bonds are located, from State income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor, Chapman and Cutler, nor any of the Special Counsel to the Fund for State tax matters have made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received prior to the date on which interest is determined to be taxable.

Gain realized on the sale or redemption of the Bonds by the Trustee or of a Unit by a Unit holder is includable in gross income for Federal income tax purposes and may be includable in gross income for state tax purposes. (Such gain does not include any amounts received in respect of accrued interest or accrued original issue discount, if any.) If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year.

For purposes of the following opinions, it is assumed that each asset of the Trust is debt the interest on which is excluded from gross income for Federal income tax purposes. At the time of the closing for each Trust, Chapman and Cutler, Counsel for the Sponsor, rendered an opinion under then existing law substantially to the effect that:

(1) the Trusts are not associations taxable as corporations for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986 (the "Code") will retain its status for Federal income tax purposes, when received by the Trusts and distributed to a Unit holder; however, such interest may be taken into account in computing the alternative minimum tax and the additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax"), as noted below. See "Certain Tax Matters Applicable to Corporate Unit Holders";

   ALL PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(2) each Unit holder is considered to be the owner of a pro rata portion of each asset of the respective Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when the Trust disposes of a Bond, or when the Unit holder redeems or sells his Units. If the Unit holder disposes of a Unit, he is deemed thereby to have disposed of his entire pro rata interest in all assets of the Trust involved including his pro rata portion of all the Bonds represented by the Unit. The Taxpayer Relief Act of 1997 (the "1997 Act") includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g. short sales, offsetting notional principal contracts, futures or forward contracts or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unit holders should consult their own tax advisors with regard to any such constructive sale rules. Unit holders must reduce the tax basis of their Units for their share of accrued interest received by the respective Trust, if any, on Bonds before the date the Trust acquired ownership of the Bonds (and the amount of this reduction may exceed the amount of accrued interest paid to the seller) and, consequently, such Unit holders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unit holder (subject to various non-recognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unit holder's pro rata share of the total proceeds from such disposition with the Unit holder's basis for his or her fractional interest in the asset disposed of. In the case of a Unit holder who purchases Units, such basis (before adjustment for accrued original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the valuation date nearest the date of acquisition of the Units. Unit holders should consult their own tax advisers with regard to the calculation of basis. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unit holder realizing a taxable gain when his Units are sold or redeemed for an amount equal to or less than his original cost; and

(3) any insurance proceeds paid under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price") to prior owners. If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. The application of these rules will also vary depending on the value of the Bond on the date a Unit holder acquires his Unit, and the price the Unit holder pays for his Unit. Unit holders should consult their tax advisers regarding these rules and their application. See "Portfolio" appearing in Part One for each Trust for information relating to Bonds, if any, issued at an original issue discount.

The Revenue Reconciliation Act of 1993 (the "Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to statutory de minimis rule. Market discount can arise based on the price a Trust pays for Bonds or the price a Unit holder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Bond would be recognized as ordinary income by the Unit holders when principal payments are received on the Bond, upon sale or at redemption (including early redemption) or upon the sale or redemption of his or her Units, unless a Unit holder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unit holders should consult their tax advisers regarding these rules and their application.

Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section 265 of the Code, certain financial institutions that acquire Units generally would not be able to deduct any of the interest expense attributable to ownership of Units. Legislative proposals have been made that would extend the financial institution rules to certain other corporations including securities dealers and other financial intermediaries. Investors with questions regarding these issues should consult with their tax advisers.

In the case of certain of the Bonds in a Trust, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be excludable from Federal gross income, although interest on such Bonds received by others would be excludable from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes he or she may be a substantial user or related person as so defined should contact his tax adviser.

ALL STATEMENTS OF LAW IN THE PROSPECTUS CONCERNING EXCLUSION FROM GROSS INCOME FOR FEDERAL, STATE OR OTHER TAX PURPOSES ARE THE OPINIONS OF COUNSEL AND ARE TO BE SO CONSTRUED.

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler has made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the basis for such opinions.

In general, Section 86 of the Code provides that 50% of Social Security benefits are includable in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of the Social Security benefits received exceeds the "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.

In addition, under the Tax Act, for taxable years beginning after December 31 1993, up to 85% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from a Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain private activity bonds (which includes most industrial and housing revenue bonds) issued on or after August 8, 1986 is included as an item of tax preference. EXCEPT AS OTHERWISE NOTED IN PART ONE FOR CERTAIN TRUSTS, THE TRUSTS DO NOT INCLUDE ANY SUCH PRIVATE ACTIVITY BONDS ISSUED ON OR AFTER THAT DATE.

For taxpayers other than corporations, net capital gains (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) are subject to a maximum marginal stated tax rate of either 28% or 20%, depending upon the holding period of the capital assets. Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. Generally, capital gain realized from assets held for more than one year but not more than 18 months are taxed at a maximum marginal stated tax rate of 28% and capital gains realized from assets (with certain exclusions) held for more than 18 months are taxed at a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Further, capital gains realized from assets held for one year or less are taxed at the same rate as ordinary income. Legislation is currently pending that provides the appropriate methodology that should be applied in netting the realized capital gains and losses. Such legislation is proposed to be effective retroactively for tax years ending after May 6, 1997. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the Unit. It should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed.

In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Unit holders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

Certain Tax Matters Applicable to Corporate Unit Holders. In the case of certain corporations, the alternative minimum tax and the Superfund Tax for taxable years beginning after December 31, 1986 depend upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trusts. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. Legislative proposals have been introduced that would reinstate the Superfund Tax for taxable years beginning after December 31, 1997 and before January 1, 2009. Under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Bonds in the Trust. Unit holders should consult their tax advisers with respect to the particular tax consequences to them, including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

Ownership of the Units may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations, subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisers as to the applicability of any such collateral consequences.

At the time of the closing, Winston & Strawn (previously named Cole & Deitz), Special Counsel to Series 4-125 of the Fund for New York tax matters, rendered an opinion under then existing income tax laws of the State and City of New York, substantially to the effect that each Trust in Series 4-125 of the Fund is not an association taxable as a corporation and the income of each Trust in Series 4-125 of the Fund will be treated as the income of the Unit holder in the same manner as for Federal income tax purposes (subject to differences in accounting for discount and premium to the extent the State and/or City of New York do not conform to current Federal law).

At the time of the closing, Carter, Ledyard & Milburn, Special Counsel to the Fund for New York tax matters for Series 126 and subsequent Series of the Fund, rendered an opinion under then existing income tax laws of the State and City of New York, substantially to the effect that each Trust will not constitute an association taxable as a corporation under New York law, and accordingly will not be subject to the New York State franchise tax or the New York City general corporation tax. Under the income tax laws of the State and City of New York, the income of each Trust will be considered the income of the holders of the Units.

All statements in the Prospectus concerning exclusion from gross income for Federal, state or other are the opinions of Counsel and are to be so construed.

Georgia Tax Status of Unit Holders

At the time of the closing for each Georgia Trust, Chapman and Cutler, Special Counsel to the Fund for Georgia tax matters, rendered an opinion under then existing Georgia income tax law applicable to taxpayers whose income is subject to Georgia income taxation substantially to the effect that:

For Georgia income tax purposes, each Georgia Insured Trust is not an association taxable as a corporation, and the income of a Georgia Insured Trust will be treated as the income of the Unit holders. Interest on the Bonds which is exempt from Georgia income tax when received by a Georgia Insured Trust, and which would be exempt from Georgia income tax if received directly by a Unit holder, will retain its status as tax-exempt interest when distributed by a Georgia Insured Trust and received by the Unit holders.

If the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if a Unit holder redeems or sells his Unit, the Unit holder will recognize gain or loss for Georgia income tax purposes to the same extent that gain or loss would be recognized for federal income tax purposes (except in the case of Bonds issued before March 11, 1987 issued with original issue discount owned by a Georgia Insured Trust, in which case gain or loss for Georgia income tax purposes may differ from the amount recognized for federal income tax purposes because original issue discount on such Bonds may be determined by accruing said original issue discount on a ratable basis). Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unit holder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

Amounts paid by the Insurer under an insurance policy or policies issued to a Georgia Insured Trust, if any, with respect to the Bonds in a Georgia Insured Trust which represent maturing interest on defaulted obligations held by the Trustee will be exempt from State income taxes if, and to the extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

Neither the Bonds nor the Units will be subject to Georgia sales or use tax.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Georgia law. Ownership of the Units may result in collateral Georgia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

For information with respect to the Federal income tax status and other tax matters see "What is the Federal Tax Status of Unit Holders?"

Certain Considerations

The following brief summary regarding the economy of Georgia is based upon information drawn from publicly available sources and is included for purposes of providing information about general economic conditions that may or may not affect issuers of the Georgia obligations. The Sponsor has not independently verified any of the information contained in such publicly available documents.

Economic Outlook. Georgia's recovery from the economic recession of the early 1990's has been steady and is better than regional trends. The nation's economy expanded by 3.4% in 1997, while Georgia's economy increased by 3.6%, slightly above the predicted gain of 3.3% but below its 4.4% growth in 1996.

The 1998 forecast anticipates that Georgia's real Gross State Product (inflation adjusted) will increase by 3.1%, significantly less than in 1997, but higher than the expected rate of growth in the national Gross Domestic Product (2.3%). While this recovery does not meet the explosive patterns set in past cycles, recent data reveal that Georgia ranks among the top six states in the nation in employment and total population growth.

The State's inflation-adjusted personal income is expected to expand by 3.5%, compared with the 1997 increase of 4.1%. Higher employment will be the most important factor in 1998 income gains, but a tight labor market will ensure that wage and salary increases also will contribute substantially to income growth. This reverses the pattern of the first five years of the current expansion, when wages and salaries lagged behind increases in the number of jobs, causing personal income to rise less rapidly than expected. Georgia's above-average gain in personal income, at a rate even higher than the State's above-average rate of population growth, will help lessen the diminishing gap between the State's per capita personal income and that of the nation.

 Total employment in Georgia rose by 4.2% in 1996, double the U.S. gain, mainly due to activity related to Olympic preparations. Employment dipped slightly in the six months after the Olympic games but has continued its upward trend through the beginning of 1998. In 1997, the State's nonagricultural employment expanded by 1.9%, compared with the 3.7% gain in 1996. In contrast, the national rate of employment growth in 1996 and 1997 were 2% and 2.2% respectively. During 1997, the State's total employment averaged 3.620 million, up from 3.537 million in 1996. Preliminary figures for March 1998 indicate that employment reached
3.704 million and growth is expected to reflect a 2.1% gain, or 76,300 new jobs for the year.

Although prospects are best for services, the 1998 outlook for the other sectors of the Georgia economy varies. Growth in the transportation, communications and public utilities sector will come from cyclical gains, the stimulative effects of deregulation and the opening of new markets by technological advances. Wholesale and retail trade will see above-average growth, and finance, insurance and real estate will expand moderately. Slow growth is forecast for manufacturing and government, and activity in construction and mining will decline moderately.

The 1996 and 1997 annual average unemployment rates (not seasonally adjusted) for Georgia were 4.6% and 4.5%, respectively, as compared to the national unemployment rates of 5.4% and 4.7%, respectively.
Georgia's unemployment rate has decreased every year since 1992 and has averaged 4.0% during the first three months of 1998.

Because labor markets will remain stable, wages are not expected to climb faster in Georgia than in the nation as a whole. Georgia's per capita personal income (adjusted for price changes) climbed by 4.5% to $24,061 in 1997, compared to the 5.0% increase in 1996. Among the states, Georgia currently ranks twenty-fifth in the nation in per capita personal income and third among the twelve states of the Southeast region. The national average increase in per capita personal income was 4.8% during 1997, up from 4.6% in 1996.

The State's annual rate of population growth is dipping slightly-from 2.1% in 1996, to 2% in 1997, to 1.9% in 1998. Georgia's total population, however, will continue to grow faster than any state outside of the Rocky Mountain region, at almost twice the national rate of about 1% annually. The State's population has risen by 15.6% since 1990, more than twice the rate of the nation as a whole. The Census Bureau estimates that in July 1997 Georgia's population reached 7.49 million and will exceed 7.7 million by the end of 1998, a gain of 144,000 over the previous year.

Revenues and Expenditures. Excluding net proceeds from the Georgia Lottery and revenues from the Indigent Care Trust Fund, net collections received by the Georgia Department of Revenue grew by 5.5% in Fiscal Year 1997, slightly lower than the predicted rate of 6.1%. Revenue collections are projected to increase by 5.1% in Fiscal 1998. This rate of growth reflects cyclical gains, an expected loss from the gradual elimination of the State's sales tax on food, and an expected boost from changes in the federal capital gains tax. Total revenue collections in Fiscal 1999 are expected to rise by 4.8%.

Receipts in Fiscal Year 1997 (ended June 30, 1997) reached $10.521 billion, an increase of $580.8 million or 5.8% over Fiscal 1996. The top revenue producer was the personal income tax, at $4.741 billion or 45.1% of total revenue. This tax source increased 11.7% over Fiscal 1996. The sales and use tax was the second largest source, at $4.079 billion or 38.8% of total receipts. Sales and use tax collections were up 2.6% in Fiscal 1997. These two taxes, income and sales, have accounted for roughly 85% of total revenues since 1989. Corporate income tax accounted for 7.1% of total collections or $750.0 million, up 1.2% over Fiscal Year 1996 receipts. The next two largest revenue producers were motor fuel taxes at 3.7% or $389.7 million (down 1.9% from Fiscal 1996) and motor vehicle taxes at 1.9% or $202.1 million (down 2.9%).

Two ongoing legislative measures were of significance for Fiscal Year 1997. First, Georgia's four cent sales tax on eligible food and beverage was reduced by half beginning October 1, 1996 and was reduced by an additional one cent on October 1, 1997. The final one cent will be eliminated on October 1, 1998 (House Bill 265). Second, in 1995, the Georgia Department of Revenue issued the first of four, equal yearly refund checks to eligible federal and military retirees pursuant to House Bill 90. House Bill 3 required the Department of Revenue, in October 1996, to issue refunds to a second category of eligible retirees.

Expenditures and appropriations for State funds for Fiscal Year 1997 totaled $11.793 billion, a 7.4% increase over Fiscal 1996 appropriations. Of these appropriations, 55.8% was used for education, 10.4% for human resources, and 11.2% for Medicaid funding. The State's funds surplus reached $216.4 million at the end of Fiscal 1997; combined with the lottery surplus and other additional revenues, Georgia's total surplus for Fiscal 1997 was $493.9 million.

Though March 1998, the Georgia Department of Revenue has collected $8.124 billion, up $456.0 million over the same period in Fiscal 1997. The largest increases occurred in the estate tax and the individual income tax, up 17.2% and 9.2%, respectively. The motor vehicle tax, however, is down 11.1% for this period compared to the previous year. Estimated total revenue for Fiscal Year 1998 $11.778 billion, and appropriations totaling $11.772 billion are recommended by the Governor for expenditure, a 0.2% decrease from Fiscal 1997 expenditures.

Constitutional Considerations. The Georgia Constitution permits the issuance by the State of general obligation debt and of certain guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, exceed 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred.

The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the State treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority referred to in this paragraph.

Virtually all of the issues of long-term debt obligations issued by or on behalf of the State of Georgia and counties, municipalities and other political subdivisions and public authorities thereof are required by law to be validated and confirmed in a judicial proceeding prior to issuance. The legal effect of an approved validation in Georgia is to render incontestable the validity of the pertinent bond issue and the security therefor.

As of October 31, 1996, Georgia had authorized total aggregate general obligation debt of $7,995,920,000. In the amended fiscal year 1996 and 1997 appropriations, $495,450,000 in general obligation debt was authorized. For fiscal year 1998, the Governor recommended $508,800,000 in bonds, the proceeds of which are to be used for various planned capital projects of the State, its department and agencies. Total direct obligations issued for fiscal years ended June 30, 1975 through June 30, 1997 is $8,189,495,000. Georgia has no direct obligations authorized but unissued during that period.

Georgia's total outstanding debt as of October 31, 1996 is $4,727,630,000. Georgia's aggregate fiscal year debt service on all outstanding bonds as of October 31, 1996 is approximately $7.15 billion.

Bond Ratings. Currently, Moody's Investors Service, Inc. rates State of Georgia general obligation bonds Aaa; Standard & Poor's Ratings Services rates such bonds AAA (upgraded from AA+ on July 29, 1997); and Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.) rates such bonds as AAA.

Legal Proceedings. Georgia is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. An adverse final decision could materially affect the State's governmental operations and, consequently, its ability to pay debt service on its obligations.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the Georgia Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Georgia Trusts to pay interest on or principal of the Bonds.

                          Georgia Trust Series

         The First Trust (registered trademark) Combined Series
         The First Trust of Insured Municipal Bonds-Multi-State

                          PART THREE PROSPECTUS
                Must be Accompanied by Parts One and Two

                 SPONSOR:    Nike Securities L.P.
                             1001 Warrenville Road
                             Lisle, Illinois 60532
                             (800) 621-1675

                 TRUSTEE:    The Chase Manhattan Bank
                             4 New York Plaza, 6th floor
                             New York, New York 10004-2413

            LEGAL COUNSEL    Chapman and Cutler
              TO SPONSOR:    111 West Monroe Street
                             Chicago, Illinois 60603

            LEGAL COUNSEL    Carter, Ledyard & Milburn
              TO TRUSTEE:    2 Wall Street
                             New York, New York 10005

              INDEPENDENT    Ernst & Young LLP
                AUDITORS:    Sears Tower
                             233 South Wacker Drive
                             Chicago, Illinois 60606

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE TRUST HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

    PLEASE RETAIN ALL PARTS OF THIS PROSPECTUS FOR FUTURE REFERENCE.

                           IDAHO TRUST SERIES

         The First Trust (registered trademark) Combined Series
                        The First Trust Advantage

PROSPECTUS                       NOTE: THIS PART THREE PROSPECTUS
Part Three                                  MAY ONLY BE USED WITH
Dated May 29, 1998                          PART ONE AND PART TWO

Federal Tax Status of Unit Holders

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities. In addition, with respect to State Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which the issuers of such Bonds are located, from State income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor, Chapman and Cutler, nor any of the Special Counsel to the Fund for State tax matters have made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received prior to the date on which interest is determined to be taxable.

Gain realized on the sale or redemption of the Bonds by the Trustee or of a Unit by a Unit holder is includable in gross income for Federal income tax purposes and may be includable in gross income for state tax purposes. (Such gain does not include any amounts received in respect of accrued interest or accrued original issue discount, if any.) If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year.

For purposes of the following opinions, it is assumed that each asset of the Trust is debt the interest on which is excluded from gross income for Federal income tax purposes. At the time of the closing for each Trust, Chapman and Cutler, Counsel for the Sponsor, rendered an opinion under then existing law substantially to the effect that:

(1) the Trusts are not associations taxable as corporations for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986 (the "Code") will retain its status for Federal income tax purposes, when received by the Trusts and distributed to a Unit holder; however, such interest may be taken into account in computing the alternative minimum tax and the additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax"), as noted below. See "Certain Tax Matters Applicable to Corporate Unit Holders";

   ALL PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(2) each Unit holder is considered to be the owner of a pro rata portion of each asset of the respective Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when the Trust disposes of a Bond, or when the Unit holder redeems or sells his Units. If the Unit holder disposes of a Unit, he is deemed thereby to have disposed of his entire pro rata interest in all assets of the Trust involved including his pro rata portion of all the Bonds represented by the Unit. The Taxpayer Relief Act of 1997 (the "1997 Act") includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g. short sales, offsetting notional principal contracts, futures or forward contracts or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unit holders should consult their own tax advisors with regard to any such constructive sale rules. Unit holders must reduce the tax basis of their Units for their share of accrued interest received by the respective Trust, if any, on Bonds before the date the Trust acquired ownership of the Bonds (and the amount of this reduction may exceed the amount of accrued interest paid to the seller) and, consequently, such Unit holders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unit holder (subject to various non-recognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unit holder's pro rata share of the total proceeds from such disposition with the Unit holder's basis for his or her fractional interest in the asset disposed of. In the case of a Unit holder who purchases Units, such basis (before adjustment for accrued original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the valuation date nearest the date of acquisition of the Units. Unit holders should consult their own tax advisers with regard to the calculation of basis. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unit holder realizing a taxable gain when his Units are sold or redeemed for an amount equal to or less than his original cost; and

(3) any insurance proceeds paid under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price") to prior owners. If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. The application of these rules will also vary depending on the value of the Bond on the date a Unit holder acquires his Unit, and the price the Unit holder pays for his Unit. Unit holders should consult their tax advisers regarding these rules and their application. See "Portfolio" appearing in Part One for each Trust for information relating to Bonds, if any, issued at an original issue discount.

The Revenue Reconciliation Act of 1993 (the "Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to statutory de minimis rule. Market discount can arise based on the price a Trust pays for Bonds or the price a Unit holder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Bond would be recognized as ordinary income by the Unit holders when principal payments are received on the Bond, upon sale or at redemption (including early redemption) or upon the sale or redemption of his or her Units, unless a Unit holder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unit holders should consult their tax advisers regarding these rules and their application.

Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section 265 of the Code, certain financial institutions that acquire Units generally would not be able to deduct any of the interest expense attributable to ownership of Units. Legislative proposals have been made that would extend the financial institution rules to certain other corporations including securities dealers and other financial intermediaries. Investors with questions regarding these issues should consult with their tax advisers.

In the case of certain of the Bonds in a Trust, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be excludable from Federal gross income, although interest on such Bonds received by others would be excludable from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes he or she may be a substantial user or related person as so defined should contact his tax adviser.

ALL STATEMENTS OF LAW IN THE PROSPECTUS CONCERNING EXCLUSION FROM GROSS INCOME FOR FEDERAL, STATE OR OTHER TAX PURPOSES ARE THE OPINIONS OF COUNSEL AND ARE TO BE SO CONSTRUED.

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler has made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the basis for such opinions.

In general, Section 86 of the Code provides that 50% of Social Security benefits are includable in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of the Social Security benefits received exceeds the "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.

In addition, under the Tax Act, for taxable years beginning after December 31 1993, up to 85% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from a Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain private activity bonds (which includes most industrial and housing revenue bonds) issued on or after August 8, 1986 is included as an item of tax preference. EXCEPT AS OTHERWISE NOTED IN PART ONE FOR CERTAIN TRUSTS, THE TRUSTS DO NOT INCLUDE ANY SUCH PRIVATE ACTIVITY BONDS ISSUED ON OR AFTER THAT DATE.

For taxpayers other than corporations, net capital gains (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) are subject to a maximum marginal stated tax rate of either 28% or 20%, depending upon the holding period of the capital assets. Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. Generally, capital gain realized from assets held for more than one year but not more than 18 months are taxed at a maximum marginal stated tax rate of 28% and capital gains realized from assets (with certain exclusions) held for more than 18 months are taxed at a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Further, capital gains realized from assets held for one year or less are taxed at the same rate as ordinary income. Legislation is currently pending that provides the appropriate methodology that should be applied in netting the realized capital gains and losses. Such legislation is proposed to be effective retroactively for tax years ending after May 6, 1997. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the Unit. It should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed.

In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Unit holders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

Certain Tax Matters Applicable to Corporate Unit Holders. In the case of certain corporations, the alternative minimum tax and the Superfund Tax for taxable years beginning after December 31, 1986 depend upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trusts. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. Legislative proposals have been introduced that would reinstate the Superfund Tax for taxable years beginning after December 31, 1997 and before January 1, 2009. Under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Bonds in the Trust. Unit holders should consult their tax advisers with respect to the particular tax consequences to them, including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

Ownership of the Units may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations, subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisers as to the applicability of any such collateral consequences.

At the time of the closing, Winston & Strawn (previously named Cole & Deitz), Special Counsel to Series 4-125 of the Fund for New York tax matters, rendered an opinion under then existing income tax laws of the State and City of New York, substantially to the effect that each Trust in Series 4-125 of the Fund is not an association taxable as a corporation and the income of each Trust in Series 4-125 of the Fund will be treated as the income of the Unit holder in the same manner as for Federal income tax purposes (subject to differences in accounting for discount and premium to the extent the State and/or City of New York do not conform to current Federal law).

At the time of the closing, Carter, Ledyard & Milburn, Special Counsel to the Fund for New York tax matters for Series 126 and subsequent Series of the Fund, rendered an opinion under then existing income tax laws of the State and City of New York, substantially to the effect that each Trust will not constitute an association taxable as a corporation under New York law, and accordingly will not be subject to the New York State franchise tax or the New York City general corporation tax. Under the income tax laws of the State and City of New York, the income of each Trust will be considered the income of the holders of the Units.

All statements in the Prospectus concerning exclusion from gross income for Federal, state or other are the opinions of Counsel and are to be so construed.

Idaho Tax Status of Unit Holders

The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Idaho ("Idaho") or counties, municipalities, authorities or political subdivisions thereof (the "Idaho Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").

Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that:
(i) the Bonds were validly issued, (ii) the Idaho Bonds meet the classification and registration requirements of Idaho Income Tax Regulation 35.01.01.019, (iii) the interest on the Bonds is excludable from gross income for Federal income tax purposes and (iv) the interest on the Bonds is exempt from taxation under the provisions of the Idaho Income Tax Act (the "Idaho income tax"). The opinion set forth below does not address the taxation of persons other than full time residents of Idaho.

In the opinion of Chapman and Cutler, Special Counsel to the Fund for Idaho tax matters, under existing law as of the date of this prospectus and based upon the assumptions set forth above:

(1) The Trust is not an association taxable as a corporation for Idaho income tax purposes and each Unit holder of the Trust will be treated as the owner of a pro rata portion of each of the assets held by the Trust and the income of such portion of the Trust will be treated as income of the Unit holder for Idaho income tax purposes.

(2) Income on the Bonds which is exempt from the Idaho income tax when received by the Trust, and which would be exempt from the Idaho income tax if received directly by a Unit holder, will retain its status as exempt from such tax when received by the Trust and distributed to such Unit holder.

(3) To the extent that interest income derived from the Trust by a Unit holder with respect to Possession Bonds is excludable from gross income for Federal income tax purposes and is exempt from State income taxation pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a or 48 U.S.C.
Section 1403, such interest income will not be subject to the Idaho income tax.

(4) In general, each Unit holder will recognize gain or loss for Idaho income tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unit holder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unit holder for Federal income tax purposes. However, Idaho income tax law may prevent a Unit holder from taking a recognized loss into account for Idaho income tax purposes, under certain circumstances.

(5) The Idaho income tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the Trust to the extent that interest income related to the ownership of Units is exempt from the Idaho income tax.

(6) Any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for Federal income tax purposes will be excludable from the Idaho income tax to the same extent as such interest would have been so excludable if paid by the issuer of such Bonds held by the Trust provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

Units may be subject to the Idaho estate and transfer tax. Idaho has special rules regarding a taxpayer's ability to recognize capital losses that apply in certain cases. Unit holders should consult their tax advisors regarding these rules.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Idaho law. Ownership of the Units may result in other Idaho tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

FOR INFORMATION WITH RESPECT TO THE FEDERAL INCOME TAX STATUS AND OTHER TAX MATTERS, SEE "WHAT IS THE FEDERAL TAX STATUS OF UNIT HOLDERS?" IN
PART II OF THIS PROSPECTUS.

Certain Considerations

With the close of 1997, Idaho completed the eleventh consecutive year of economic expansion, yet at a much slower pace than previously. Total nonfarm employment increased 3.2% in 1997 and is estimated to increase 3.0% in 1998 after a 3.2% growth rate in 1996. Personal income increased 5.5% during 1996, 5.6% in 1997 and is estimated at 5.5% for 1998. The rapid employment increases enjoyed by the state for the last ten years have already begun to slow and are anticipated to continue slowing. The unemployment rate dropped to 5.0% in 1996, its lowest level since 1978 and as of November, 1997, the unemployment rate was 4.8%. Personal income is expected to remain in the range of 5.4% during 1999. Idaho's population growth, which peaked at 3.0% in 1994, is expected to taper gradually to 2.0% over the next few years, which will have a dampening effect on the state's housing industry.

Exports. Exports of agricultural and manufactured goods play an ever increasingly important role in Idaho's economic performance. Japan, the United Kingdom, Canada, Singapore, and Taiwan are the state's biggest customers. It should be noted that the recent Asian currency crises could dampen the outlook for foot exports. Exports of American-style snack and fast foods, including frozen french fries and other potato products, to this region have expanded with rising incomes and the westernization of Asian diets. These products will become relatively more expensive due to the devaluation of several Asian currencies. Also due to worldwide excess manufacturing capacity, Asian competitors will attempt to export their way back to a profit. These competitors will be aided by the recent currency devaluation.

The jobs supported by Idaho's recent experiences in exports markets are relatively evenly distributed between farm and manufacturing jobs. The return to the state government from its investment in promoting Idaho products abroad is elevated tax revenues. In 1997, the state tax revenues increased 3.0% to $1.39 billion, a decrease from the 5% gain in 1996; taxable income rose 8.3% in 1997 to $704.8 million, offsetting a considerable amount of softness in the sales tax. State tax revenues are expected to grow 4.9% in fiscal year 1998 to $1.460 billion, with approximately 51% of the revenues expected to come from income tax and 34% from sales tax.

Agriculture. Idaho has traditionally been an agriculture state. Livestock, beef, dairy cattle, and sheep are important to the economy, while the major crops of Idaho's farmers include potatoes, wheat, barley, sugar beets, peas, lentils, seed crops and fruit. According to recent estimates, agricultural related products make up 16% of Idaho's Gross State Product, making them key elements in Idaho's economic performance. Idaho farm cash receipts declined nearly 10% in 1997. Livestock receipts improved marginally in 1997, increasing 2%. Strong prices halted the recent slide in cash receipts for cattle. Higher prices also extended the sheep and lamb industry's run of good years. Its revenue has doubled since 1991. However, dairy receipts fell victim to lower prices in 1997, ending several years of gain. Low prices for some of the state's largest commodities in 1997 dropped total crop receipts about 15% below its 1996 level. The value of the 1997 potato crop was 30% off its record showing in 1996. Yet, hay receipts rose 16% in 1997 while onions, sugar beets, and peas and lentils posted smaller gains. Reduced beef supplies should push prices up in 1998. Dairy industry receipts and the production and prices for hay should also rise in 1998. Unfortunately, a supply glut is expected to push wheat prices down 17% in 1998.

Service Producing Sector. By the most important economic measures, the service producing sector is the heart of Idaho's economy; it accounts for 68% of Gross State Product and 78% of all nonagricultural jobs. For 1997, and the next three years, employment growth in the service producing sector is expected to slow from its 1995 rate of 4.5% to 3.3% in 1997 and around 2.9% the next few years. Within the service producing sector, the weakest performer is expected to be the federal government, which will have stable employment with some decreases due to downsizing of services and employees. The retail trade and services sector recorded the largest gains in 1997 at 3.1% and 5.4%, respectively, with such increases continuing in the 3.2% and 5.0% range, respectively. State and local governments, including public education, are expected to expand at an average of 2% per year over the forecast period in response to population pressures. This is lower than the 3-4% growth rates in previous years. The remaining components of the service producing sector, including the finance, insurance, transportation, communication and public utility industries, are expected to continue to have mixed experiences with employment; growth partly offset by right-sizing. The net result is that these industries are expected to average around 1.5% per year employment growth through 2000.

Goods Producing Sector. The goods producing sector, composed of manufacturing, mining, and construction, had two of the star performers in the state's ten years of economic expansion; electronics and construction. Both of these industries have begun to slow and are expected to have substantially slower growth rates in 1998; the goods producing sector will be a consistent rather than spectacular performer. Metal mining employment had increases of 31.5% and 16.0% in 1995 and 1996, respectively, but dropped to -0.8% in 1997, with metal prices determining demand. Overall, this sector's employment gains are expected to decline from the 3.1% level for 1996 and 2.8% for 1997 to 1.9% and 0.0% for 1998 and 1999, respectively. The causes of the dramatic shifts are some restructuring in microelectronics, the economic hardships suffered in resource based industries and a slowing in residential construction. Even with offsetting job creation at some electronic firms in other goods producing industries, this sector will have to wait until after 2000 for employment to recover a 2% growth rate.

Budgetary Process. In the fall of each year, all agencies of the State submit requests for appropriations to the Governor's Office, Division of Financial Management, so a budget may be prepared for the upcoming legislative session. The budget is generally prepared by agency, fund, program, and object. The budget presentation includes information on the past year, current year estimates, and requested appropriations for the next fiscal year.

The Governor's proposed budget is presented to the legislature for review, change, and preparation of the annual appropriation acts for the various agencies. The legislature enacts annual appropriations for the majority of funds held in the state treasury. These budgets are adopted in accordance with State statutes. Both houses of the legislature must pass the appropriation acts by a simple majority vote. The appropriation acts become law upon the Governor's signature, or 10 days after the end of the session if not signed by the Governor.

For funds that are annually appropriated, the State's central accounting and reporting system controls expenditures by appropriation line-item. At no time can expenditures exceed appropriations, and financially related legal compliance is assured. At fiscal year end, unexpended appropriation balances may: (1) revert to unreserved fund equity balances and be available for future appropriations; (2) be reappropriated as part of the spending authority for the future year; or, (3) may be carried forward to subsequent years as outstanding encumbrances with the approval of the Division of Financial Management.

Revenues and Expenditures. Fiscal Year 1997. General Fund revenue in fiscal year 1997 was $1,391.9 million. There was an additional $11.698 million due to carryover from the prior fiscal year. Fund transfers reduced funds available by $2.747 million, however, in Fiscal Year 1997, a transfer of $4.038 million was received from the Cooperative Welfare Fund. Net General Funds available in fiscal year 1997 totaled $1,404.9 million. Total General Fund revenue growth was $40.6 million, or 3% in fiscal year 1997.

Expenditures in fiscal year 1997 consisted of $1,412.6 million in original appropriations, plus $2.25 million in reappropriations, less $20.75 million in supplementals, less $2.768 million in reversions and holdbacks. Net expenditures in fiscal year 1997 were $1,391.6 million.
An ending balance of $13.3 million was carried over into fiscal year 1998.

In response to the major flood in northern Idaho in 1996, the Governor issued Executive Order 96-04 that authorized transfers from the Budget Reserve Fund and the Water Pollution Control Fund to meet the state and local match requirement of federal grants. Transfers have also been authorized from the General Fund. A total of $7.5 million from each fund has been transferred. In addition, the Legislature authorized up to $12 million from the State Highway Fund to be used as match on infrastructure reconstruction and repair. As of November 30, 1997, state revenue for this fund was $11.31 million and the total expended was $9.97 million.

Fiscal Year 1998. Total funds available to the General Fund in fiscal year 1998 are estimated to be $1,463.9 million. This consists of a $13.3 million carryover from fiscal year 1997, plus $1,463.6 million in base revenues, less $13.04 million in transfers to other funds. General Fund expenditures for fiscal year 1998 are $1,449.8 million. This leaves a General Fund carryover in fiscal year 1999 of $14.18 million.

The revised fiscal year 1998 Executive revenue forecast of $1,463.6 million reflects 5.2% growth over fiscal year 1997. The revised base General Fund revenue forecast for fiscal year 1998 consists primarily of sales and income tax receipts. Product taxes account for a little over 1% of General Fund revenues, and miscellaneous receipts account for approximately 5% of General Fund revenues.

General Fund expenditures in fiscal year 1998 consist of $1,438.9 million in original appropriations, plus $2.05 million in reappropriations, less $2.88 million in reversions, plus $11.69 million in net supplementals. The General Fund supplemental amount includes $8.5 million to restore the Budget Reserve Fund to it highest level since the spring of 1990. Other supplementals go toward additional inmate housing costs, and juvenile offender private placement costs.

Fiscal Year 1999. The amount of total funds available to the General Fund in fiscal year 1999 is estimated to be $1,563.3 million. This consists of General Fund revenue from individual income tax, sales tax, corporate income tax, and miscellaneous revenue and a FY 1998 carryover of $14.2 million. General Fund expenditures authorized for fiscal year 1999 are $1,561.0 million. This leaves an estimated free-fund balance of $2.28 million in the General Fund at the end of fiscal year 1999.

The original Executive revenue forecast of $1,536.7 million for fiscal year 1999 reflects 5.0% growth over the fiscal year 1998 estimate. General Fund revenues consist primarily of sales tax generating 34.0% or $531.2 million of total revenue and income tax representing 51.2% or $800.0 million. The net growth rate for total General Fund revenue in fiscal year 1999 is 6.8%.

Expenditures in fiscal year 1999 consist of $1,424.7 million in base spending plus $136.2 million in salary increases, inflation adjustments and non-standard adjustments, replacement capital outlays, annualizations, enhancements, personnel benefit roll-up costs, and public schools. Above base increases in public school expenditures are the largest item of increase, with $44.81 million provided as a lump sum. A state worker salary increase accounts for $20.6 million of increase above the base. Replacement capital outlay and related operating expenditures with inflationary adjustments are $17.8 million and enhancements are $25.5 million. Annualizations and other nonstandard adjustments total $21.7 million.

Debt Administration and Limitation. The State has no outstanding general obligation bond debt. By law, if the General Fund cash flow shortages exist for more than 30 days, the State Treasurer must issue a tax anticipation note to correct the shortfall. The State Treasurer has issued internal tax anticipation notes which are notes issued by the General Fund to borrow monies from other available State funds or accounts. Internal tax anticipation notes were not issued in fiscal years 1988 through 1994. In the past ten fiscal years the State Treasurer has issued "External" tax anticipation notes which were sold in the open market. All Notes issued by the State must mature not later than the end of the then current fiscal year. Each Note when duly issued and paid for will constitute a valid and binding obligation of the State of Idaho. The faith and credit of the State of Idaho are solemnly pledged for the payment of the Notes.

Series 1997 Notes. The State issued $300 million in Tax Anticipation Notes ("TANs") on July 1 1997, which mature on June 30, 1998. The 1997 Notes were issued in anticipation of the income and revenues and taxes to be received by the General Fund during the fourth quarter of the 1998 fiscal year. As required by law, all income and revenues from the taxes collected during the fourth quarter of the 1998 fiscal year shall be deposited into the Note Payment Account as received until the monies therein together with investment earnings shall be sufficient to pay principal and interest on the Notes at maturity.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the Idaho Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Idaho Trusts to pay interest on or principal of the Bonds.

                           IDAHO TRUST SERIES

         The First Trust (registered trademark) Combined Series
                        The First Trust Advantage

                          PART THREE PROSPECTUS
                Must be Accompanied by Parts One and Two

                 SPONSOR:    Nike Securities L.P.
                             1001 Warrenville Road
                             Lisle, Illinois 60532
                             (800) 621-1675

                 TRUSTEE:    The Chase Manhattan Bank
                             4 New York Plaza, 6th floor
                             New York, New York 10004-2413

            LEGAL COUNSEL    Chapman and Cutler
              TO SPONSOR:    111 West Monroe Street
                             Chicago, Illinois 60603

            LEGAL COUNSEL    Carter, Ledyard & Milburn
              TO TRUSTEE:    2 Wall Street
                             New York, New York 10005

              INDEPENDENT    Ernst & Young LLP
                AUDITORS:    Sears Tower
                             233 South Wacker Drive
                             Chicago, Illinois 60606

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE TRUST HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

    PLEASE RETAIN ALL PARTS OF THIS PROSPECTUS FOR FUTURE REFERENCE.

              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Auditors





                               S-1
                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, The First Trust Combined Series 193, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the Village of Lisle and State of Illinois on October 30, 1998.

                           THE FIRST TRUST COMBINED SERIES 193
                                   (Registrant)
                           ByNIKE SECURITIES L.P.
                                   (Depositor)


                           ByRobert M. Porcellino
                                 Senior Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of Registration Statement has been signed below by the following person in the capacity and on the date indicated:

Signature                  Title*                  Date

Robert D. Van Kampen    Director of        )
                      Nike Securities      )
                        Corporation,       )   October 30, 1998
                    the General Partner    )
                  of Nike Securities L.P.  )
                                           )
David J. Allen        Director of Nike     ) Robert M. Porcellino
                  Securities Corporation,  )   Attorney-in-Fact**
                   the General Partner of
                    Nike Securities L.P.

* The title of the person named herein represents his capacity in and relationship to Nike Securities L.P., Depositor.

** An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of The First Trust Combined Series 258 (File No. 33-63483) and the same is hereby incorporated herein by this reference.



                               S-2
                 CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 2, 1998 in this Post-Effective Amendment to the Registration Statement and related Prospectus of The First Trust Combined Series dated October 27, 1998.



                                        ERNST & YOUNG LLP





Chicago, Illinois
October 26, 1998